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                               [HIGHMARK LOGO]

                                ANNUAL REPORT

                                JULY 31, 1996
                              ----------------
                              NOT FDIC INSURED

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              Message from the Chairman and the Investment Adviser
                                     Page 1

                        Report of Independent Auditors'
                                    Page 24

                      Statements of Assets and Liabilities
                                    Page 25

                            Statements of Operations
                                    Page 28

                      Statements of Changes in Net Assets
                                    Page 31

                       Schedules of Portfolio Investments
                                    Page 35

                         Notes to Financial Statements
                                    Page 67

                              Financial Highlights
                                    Page 83

                     Results of Special Shareholder Meeting
                                    Page 94

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MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:
We are pleased to report strong results for The HighMark Mutual Fund Group for the fiscal year ended July 31, 1996, despite volatility in the stock and bond markets during this period.

INCOME EQUITY FUND RECEIVES INDUSTRY RECOGNITION
In particular, we would like to highlight the performance of the Income Equity Fund, which was once again ranked among the top funds in its category as reported by The Wall Street Journal. The fund (Fiduciary Shares) was ranked 13th out of the top 15 equity income funds by Lipper Analytical Services based on total return for the one-year period ending August 1, 1996. For the five years ending on that date it ranked 26 out of 58 similar funds.(1)

In addition, the fund's Fiduciary Shares received a 5-star rating from Morningstar out of 2,917 equity funds for the one-year period ending July 31, 1996. For the three, five- and 10-year periods ending on that date, the fund was awarded four stars.(2)

WEATHERPROOFING YOUR PORTFOLIO
The past fiscal year serves as a vivid illustration of the power of diversification. At various times during the year, large-company stocks outperformed small-company stocks and vice versa. At times, the growth style of investing outperformed value and vice versa. And stocks as a whole outperformed bonds for much of the year, except for two months early in 1996. By staying diversified across different types of investments, investors are able to capitalize on those sectors that are outperforming at any given time.

The HighMark fund family contains a variety of different stock and bond funds that can give most investors the tools they need to diversify a portfolio both by security and asset class. Your investment professional will be happy to review your current investments and suggest changes in your asset mix if needed.

A COMMITMENT TO MAINTAINING YOUR TRUST
At HighMark, we are committed to providing you with conservatively managed funds designed to balance the pursuit of higher returns with a rigorous approach to managing risk. We know how important it is to you to preserve your principal while aiming to achieve the kind of returns you seek.

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In this report, we've changed the format for the fund discussions that follow this letter and the Investment Adviser's commentary. The fund managers are now directly answering some basic questions about their investment strategies and their funds' performance. We hope you'll find it more helpful to read what they have to say in their own words.

As always, we urge you to read the entire report closely to help you monitor the progress of your investment in the HighMark funds. If you have any questions about your investment in The HighMark Group, or would like a prospectus or other information about any of our funds, please call your investment representative or HighMark at 1-800-433-6884.

Sincerely,
/s/ Stephen G. Mintos
Stephen G. Mintos
Chairman
The HighMark Group
August 22, 1996
---------------

(1) Past performance is no guarantee of future results.
(2) The Income Equity Fund's Fiduciary Shares received a 4-star rating based on performance (649 out of 1,606 equity funds) for the 3-year period, (396 out of 1,007 equity funds) for the five-year period and (208 out of 541 funds) for the 10-year period ending on July 31, 1996. Morningstar proprietary ratings reflect historical risk-adjusted performance and are calculated from a fund's 3- and 5-year average annual returns, with fee adjustments, in excess of 90-day Treasury bill returns and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology but is not a component of the overall rating. Ten percent of the funds in an investment category receive 5 stars, and 22.5% receive 4 stars.

For more complete information on any HighMark fund, including fees, expenses and sales charges, please call 1-800-433-6884 for a prospectus. Please read the prospectus carefully before you invest or send money.
                                 Mutual funds:
                                 - are not FDIC insured
                                 - have no bank guarantee
                                 - may lose value

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MESSAGE FROM THE INVESTMENT ADVISER

DEAR SHAREHOLDER:
The fiscal year ended July 31, 1996, started out strong. Between August 1, 1995, and January 31, 1996, the stock and bond markets continued their upward march. During the first half of our fiscal year, the Standard & Poor's 500 Stock Index rose 14.54%, while the Lehman Brothers Aggregate Bond Index returned 7.24%.

But the second half of the year was quite different, with the S&P 500 advancing just 2% and bonds actually falling about 2%. It was in this half that investors began to become concerned about a fast-growing economy and the return of inflation. The equity markets were also surprised when some high-visibility growth companies reported disappointing earnings.

LONG-TERM INTEREST RATES CROSS THE 7% MARK
Although its moves were closely followed, the Federal Reserve Board was relatively inactive during the fiscal year, lowering short-term interest rates on just two occasions last winter to 5.25%. Long-term interest rates weren't much higher; indeed, the benchmark 30-year U.S. Treasury bond yielded about 6% at December 31, 1995.

However, by late February, investors were surprised by extremely strong employment data from the federal government. Anticipating that the Fed might have to raise short-term interest rates, long-term interest rates surged beyond 7%. Although there was a concern about inflation, there was very little supporting evidence. By early summer, the economy appeared to be moderating, and inflation fears cooled. At the end of the fiscal year on July 31, the bond market rallied sharply, as the yield on the long bond fell to 6.8%.

STOCKS SUFFER MINI-CORRECTION
While the bond market was volatile during the spring, the stock market remained steady. On May 22, the Dow Jones Industrial Average set a record--5780. However, for the next two months, the stock market would come as close to a normal "correction" as it had in six years. Rising interest rates, weaker corporate profit comparisons (with the prior year) and historically high valuations combined to send the market down anywhere from 5% to 20%, depending upon the sector. Small-capitalization stocks--which had run up sharply during early 1996--were hit the worst. During June and July, the bond market outperformed the stock market. But by July 31, 1996, the stock market recovered, coming within range of its all-time high once again.

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LOOKING AHEAD
Upward pressure on the U.S. economy may come from our trading partners in Europe and Japan, which are beginning to show signs of economic recovery after several years of sluggishness. Their recovery could generate stronger U.S. exports, which, in turn, would stimulate our economy and create more new jobs. This is both good and bad news. If consumer spending, employment, inventory building, fiscal policy and continued job growth are strong, then we could be confronted with higher inflation. This, in turn, could cause the Federal Reserve Board to raise interest rates for the first time in nearly two years.

Between now and the presidential election, any Federal Reserve Board action could be interpreted in a political context and is, therefore, unlikely. Once the election is over, however, the outlook on the economy and inflation will once again largely determine the direction of the stock and bond markets. While we remain optimistic, we will continue to monitor events, and asset allocation and security selection will remain critically important.

Sincerely,

/s/ Luke Mazur
Chief Investment Officer
MERUS-UCA Capital Management
August 22, 1996

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HIGHMARK INCOME EQUITY FUND
For the year ended July 31, 1996, the HighMark Income Equity Fund produced a total return of 18.21% (Investor Shares at NAV), outperforming the 16.59% return of the Standard & Poor's 500 Stock Index during the same period. The average equity income fund as measured by Lipper Analytical Services rose 14.17% during the year.

Thomas M. Arrington, CFA, is the team leader for the HighMark Income Equity Fund. Mr. Arrington, who holds an MBA from San Francisco State University and a bachelor's degree in economics from UCLA, has a decade of investment management experience.

HOW WOULD YOU ASSESS YOUR PERFORMANCE FOR THE YEAR?
We are pleased with the performance of the income equity strategy for the latest year. Our strategy outperformed the S&P 500 and the average equity income fund. Our goal is to outperform the market over the long term with less risk. As reported in The Wall Street Journal (August 8, 1996), the fund was ranked 13th out of 136 comparable funds by Lipper Analytical Services based on its total return for the one-year period ending August 1, 1996.(1)

WHAT IS YOUR STRATEGY FOR SELECTING STOCKS?
Following our income equity strategy, we invest in dividend-paying stocks of established companies. Such an emphasis offers three important advantages: reduced volatility, a relatively steady source of investment return potential and enhanced total return through the reinvesting and compounding of dividends. Our discipline compares the dividend yield of the stock with the yield of the market as a whole, tracking that relationship over a 20-to-30-year time frame. We can see how a stock's relative yield has moved over time to determine when to buy or sell it.

WHAT AREAS OF THE MARKET PERFORMED WELL, AND WHERE DO YOU CURRENTLY SEE VALUE?
A very strong area of the market has been the pharmaceutical group. We bought stocks such as American Home Products, Bristol-Myers Squibb, Eli Lilly and Merck very cheaply in 1993 when there were concerns about a government takeover of health care. These stocks have performed very well, showing that they can increase their earnings and develop new products. We have since scaled back on drug companies because they have reached our predetermined sell targets. In the natural gas area, Consolidated Natural Gas is a relatively large holding (2.37% of the portfolio). The company has benefited from the strong demand for natural gas, which burns cleanly and is relatively inexpensive to use.

Every one of our bank holdings outperformed the market during the past year. Banks continue to generate 10% earnings gains, despite concerns about rising consumer delinquencies. The banks have shown that they are well reserved and

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continue to maintain control over their loans. In other areas, B.F. Goodrich's stock rose 38% during the year, as management continues to generate increased profitability in the chemical and aerospace divisions. Energy was a strong sector, with big oil companies such as Texaco up 33%. Tobacco stocks posted strong returns for the year, and we sold them in August. Although the retail industry lagged for the year, we continue to think that it's an attractive area. For instance, J.C. Penney has a good balance sheet and strong private brands. The company should benefit from demographic trends--baby boomers are pressed for time and will increasingly go to department stores for their one-stop shopping convenience.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We continue to find good value using our discipline. If the market continues to rise, these stocks, in our opinion, should turn in a strong performance. If the market goes down, then these stocks may help preserve principal. Even with the downdraft in the market earlier this summer, we still haven't seen a real correction--in which stocks fall 10%--since 1990. Typically, the market goes down 10% every two years. When the market truly becomes volatile, we believe that our strategy will likely outperform the market.

As of July 31, 1996, the fund's top five holdings were Philip Morris (3.28%), J.C. Penney (3.16%), Atlantic Richfield (3.11%), Bank One Corp. (2.71%) and J.P. Morgan & Co. (2.46%).+
---------------

(1) Performance rankings are based on total returns for the period. Past performance is no guarantee of future results. For the 5-year period, the fund was ranked 26th out of 58 comparable funds.

+ The composition of the fund's holdings is subject to change.

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

                          HIGHMARK INCOME EQUITY FUND

                        GROWTH OF A $10,000 INVESTMENT

                                                                MORNINGSTAR
   MEASUREMENT PERIOD       INVESTOR     FIDUCIARY                 EQUITY
  (FISCAL YEAR COVERED)      SHARES       SHARES      S&P 500   INCOME INDEX
2/84                          9543        10000        10000        10000
7/84                          9026         9458         9774         9774
7/85                         12350        12941        12953        12761
7/86                         15764        16518        16637        15787
7/87                         20003        20960        23181        18946
7/88                         19714        20657        20497        18193
7/89                         25265        26474        27035        22478
7/90                         25053        26252        28792        22601
7/91                         28210        29561        32463        25153
7/92                         32734        34301        36615        28911
7/93                         35926        37646        39812        32469
7/94                         37445        39238        41866        33766
7/95                         44004        46011        52786        39274
7/96                         52017        54409        61542        44839

                                            HighMark Income Equity Fund
                                             Performance Average Annual
                                             Total Return as of 7/31/96
                                     ----------------------------------------
                                      1 Year    5 Years  10 Years     Since
                                                                    Inception
                                                                    (2/9/84)
-----------------------------------------------------------------------------
 Investor*                            12.93%    11.99%    12.17%     14.12%
 Fiduciary                            18.25%    12.98%    12.66%     14.53%

The performance of the HighMark Income Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the U.S. stock market, and the Morningstar Equity Income Average, a composite of managed equity income funds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the fund's performance and the Morningstar Equity Income Average reflect these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

---------------

* Reflects 4.50% sales charge.

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HIGHMARK GROWTH FUND
For the year ended July 31, 1996, the HighMark Growth Fund produced a total return of 12.88% (Investor Shares at NAV). In comparison, the Standard & Poor's 500 Stock Index rose 16.59% during the same period.

The HighMark Growth Fund is managed by Scott A. Chapman, CFA. Mr. Chapman, who holds an MBA from Golden Gate University and a bachelor's degree in accounting from Santa Clara University, has 16 years' experience in the investment business.

HOW WOULD YOU ASSESS YOUR PERFORMANCE FOR THE YEAR?
Although we underperformed the S&P 500, we outperformed our peer universe of other growth funds as measured by Lipper Analytical Services, Inc. For the one year ended July 31, 1996, the HighMark Growth Fund was ranked 217 out of 622 such funds based on total return, which gives it a 35th percentile rank.(1) So we outperformed almost two-thirds of the growth funds in the country over that one-year period. We underperformed the S&P 500 because we were underweighted in certain industries that did well, such as chemical and international oil companies. We were also overweighted in semiconductors, which underperformed.

WHAT INDUSTRIES IN THE PORTFOLIO DID PARTICULARLY WELL?
Industries where we outperformed were defense/electronics, soft drinks and pharmaceuticals. In defense, two companies in the portfolio were taken over. One was E-Systems, acquired by Raytheon. The other was Loral, acquired by Lockheed Martin Marietta. Even if they hadn't been acquired, both E-Systems and Loral would have remained in the portfolio due to their strong growth prospects. Although defense spending is falling, there are selective opportunities in such areas as surveillance and satellite technology.

Coca-Cola is our biggest position in the soft-drink industry. Over 80% of its earnings come from overseas. One can argue that Coca-Cola is the best-known brand name in the world, especially after the Olympics. Investors are willing to pay for the visibility of their earnings stream, and that's why the stock keeps doing well. We believe that the stock, currently selling at about 35 times 1996 estimated earnings, has become more expensive relative to the market, so we've scaled back our holding from 3% to 2% of the portfolio. With a return on equity of 57%, there is no other large-capitalization growth company that can match their profitability.

In the drug area, we own Pfizer, Merck and Pharmacia-Upjohn. Pfizer has the best new product pipeline of any company in the industry. Between now and the year 2000 a lot of drugs are going off patent, and there is a need to replace them

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with drugs that add value. In the past, the strategy of many drug companies was to produce many "me-too" drugs in the hope that they would simply outsell the competition. The reality in the industry today is that the drugs have to have added value because HMOs have very narrow approved lists of drugs.

WHAT IS YOUR STRATEGY FOR MANAGING THE FUND?
We have ten commandments that we use when selecting a company: 1) a seasoned, blue-chip growth company; 2) demonstrated consistent earnings growth; 3) strong cash flow; 4) a recurring revenue base; 5) a unique product or service, preferably with an increasing barrier to entry; 6) an attractive or improving return on capital; 7) a leading company rather than a number three or number four that's trying to catch up; 8) a management team that is owner-oriented, seasoned, communicative and respected; 9) a willingness to buy back shares; and
10) a company that's attractively priced.

WHAT IS YOUR OUTLOOK FOR THE FUND?
I can't tell you what the markets will do next year, but I can say that we will try to capitalize on any volatility. For example, during July, when the NASDAQ was down 8.8%, double the S&P's decline, we took the opportunity to increase our holdings in technology. If the economy weakens, we believe that investors would want to pay more for our types of companies that continue to grow even though the economy is slowing.

As of July 31, 1996, the fund's top five holdings were Chase Manhattan (2.51%), McDonald's (2.48%), Intel (2.25%), Gillette (2.20%) and General Electric (2.20%).+
---------------

(1) Past performance is no guarantee of future results.

+ The composition of the fund's holdings is subject to change.

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
                              HIGHMARK GROWTH FUND

                        GROWTH OF A $10,000 INVESTMENT

   MEASUREMENT PERIOD      INVESTOR     FIDUCIARY             MORNINGSTAR GROWTH
  (FISCAL YEAR COVERED)     SHARES       SHARES     S&P 500      AVERAGE INDEX
11/18/93                     9551        10000      10000           10000
7/31/94                      9382         9813      10003            9952
7/31/95                     11737        12289      12613           12453
7/31/96                     13250        13852      14706           13464

                             HighMark Growth Fund
                          Performance Average Annual
                          Total Return as of 7/31/96
                         ----------------------------
                               1 Year       Since
                                          Inception
                                          (11/18/93)
-----------------------------------------------------
 Investor*                     7.80%        10.97%
 Fiduciary                     12.72%       12.81%

The performance of the HighMark Growth Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the U.S. stock market, and the Morningstar Growth Average, a composite of managed growth funds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the fund's performance and the Morningstar Growth Average reflect these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

---------------

* Reflects 4.50% sales charge.

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HIGHMARK INCOME & GROWTH FUND
For the year ended July 31, 1996, the HighMark Income & Growth Fund produced a total return of 15.02% (Investor Shares at NAV). In comparison, the Standard & Poor's 500 Stock Index rose 16.59% during the same period.

The HighMark Income & Growth Fund is managed by David L. Freeman, CFA. Mr. Freeman, who holds a bachelor's degree in economics and psychology from Western Michigan University and performed graduate work at UCLA, has 14 years' experience in the investment business.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?
We saw a very large increase in long-term interest rates, especially since early 1996. This exerted downward pressure on the interest-rate-sensitive segments of the stock market. The other factor affecting the fund was the roller-coaster ride in technology stocks. About a year ago, they were hitting new highs. Then they came down very sharply through the middle of January, rallied again to new highs and came down sharply again in July. We increased the weighting in high-quality technology stocks this past year when the stocks sold off.

WHAT STOCKS IN THE PORTFOLIO HAVE BEEN THE STRONGEST PERFORMERS?
Examples: Intel has outperformed its counterparts, thanks to a diversified product line that allows it to weather downturns much better than a smaller company with a single product. General Electric is a very good stock for our style of income and growth investing, which seeks to provide above-average dividend yield, as well as above-average potential for earnings growth. GE manufactures aircraft engines, appliances, power generators--and owns NBC, currently number one in the television ratings. Anheuser-Busch, the number-one beer company in the U.S., has the potential for growth overseas as it expands further into Europe, Latin America and the Far East. Over the past few months, a developing theme has been a focus on interest-rate sensitive stocks. We've added a significant weighting in bank, insurance, electric and telephone companies, as well as construction companies. We believe that these stocks offer better-than-average value going forward. We have also added to our technology holdings, taking advantage of the sharp sell-off in technology that took place in late 1995 and in July of 1996.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We see slow growth in the economy in the second half of this year, with the economy continuing to grow at a subdued rate of 2% to 3% in 1997. We expect that the higher interest rates of earlier this year will cause housing, auto sales and other interest-rate-sensitive segments of the economy to slow. However, we expect long-term interest rates to decline

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

to a range of 6.25% to 6.50% over the next 12 months. Inflation that was feared in the first half of the year never materialized and should remain at low levels. Over the next few years, we are optimistic on stocks and the U.S. economy as we expect our trading partners in Europe and Japan to continue to show improvement. We believe this should be bullish for U.S. exports and the industrial side of the economy at a time when the U.S. consumer may be slowed by a fairly heavy debt burden.

As of July 31, 1996, the fund's top five holdings were General Electric (2.70%), Anheuser-Busch (2.33%), Intel (1.88%), Motorola (1.69%) and Minnesota Mining & Manufacturing (1.57%)+
---------------

+ The portfolio's composition is subject to change.

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
                         HIGHMARK INCOME & GROWTH FUND
                        GROWTH OF A $10,000 INVESTMENT

   MEASUREMENT PERIOD       INVESTOR    FIDUCIARY
  (FISCAL YEAR COVERED)      SHARES      SHARES       S&P 500
11/14/93                      9551        10000        10000
7/31/94                       9716        10163        10003
7/31/95                      11724        12265        12613
7/31/96                      13485        14109        14706

                           HighMark Income & Growth Fund
                             Performance Average Annual
                             Total Return as of 7/31/96
                           ------------------------------
                               1 Year       Since
                                          Inception
                                          (11/14/93)
---------------------------------------------------------
 Investor*                     9.88%        11.64%
 Fiduciary                     15.04%       13.52%

The performance of the HighMark Income & Growth Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the U.S. stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the fund's performance reflects these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

---------------

* Reflects 4.50% sales charge.

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

HIGHMARK BALANCED FUND
For the year ended July 31, 1996, the HighMark Balanced Fund produced a total return of 10.94% (Investor Shares at NAV). In comparison, the fund's benchmarks, the Standard & Poor's 500 Stock Index and the Lehman Brothers Aggregate Bond Index, were up 16.59% and 5.52%, respectively.

The HighMark Balanced Fund is managed by David L. Freeman, CFA, who also manages the Income & Growth Fund, and E. Jack Montgomery, CFA, who also manages the Bond Fund. Mr. Freeman, who holds a bachelor's degree in economics and psychology from Western Michigan University and performed graduate work at UCLA, has 14 years' experience in the investment business. Mr. Montgomery, who holds an MBA from the University of Oregon and a bachelor's degree from the University of Oklahoma, has 15 years' experience in financial analysis and portfolio management.

HOW DID THE MIXTURE OF STOCKS, BONDS AND CASH CHANGE DURING THE PERIOD?
In late May, the portfolio shifted from 60% stocks, 35% bonds and 5% cash to 55% stocks, 40% bonds and 5% cash. As of fiscal year end, the portfolio was comprised of 53% stocks, 38% bonds and 9% cash. With stock prices continuing to rise, our asset allocation model--which analyzes risk and return for various assets--began to favor bonds. Although it has been a difficult year for bonds, they outperformed stocks in June and July of 1996.

HOW WOULD YOU ASSESS THE PERFORMANCE OF THE BOND PORTION OF THE BALANCED FUND? The fiscal year ended July 31, 1996, can be divided into two discrete periods. In the first half, interest rates fell, and we outperformed our benchmark. Because of our longer-than-average duration (the degree to which the portfolio is affected by changing interest rates), we tend to do better in a falling interest-rate environment. But during the second half of the fiscal year, interest rates rose. We underperformed during the second half of the fiscal year for the same reasons that we outperformed earlier. In a period such as the one between February and July 1996, when interest rates were rising, a longer duration was a disadvantage. We continue to maintain a longer duration because we believe that inflation is not going to be a problem in the immediate future. Even if inflation is 3%, long-term bonds at 7% are a pretty good value.

WHAT STOCKS HAVE BEEN THE STRONGEST?
Intel has performed better than its counterparts in technology. It's one of the largest technology companies with a diversified product line that allows it to weather downturns much better than a smaller company with a single product. General Electric is a good stock for our style of equity investing, which seeks both above-average dividend yield as well

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

as above-average potential for earnings growth. The company is diversified and owns NBC, which is currently the number-one-rated television network. Anheuser-Busch, another excellent performer, is expanding further into Europe, Latin America and the Far East. Our overall approach is to own a well-diversified portfolio of companies with above-average growth prospects, with better-than-average value than the stock market as a whole.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We expect the economy to grow slowly in the second half of 1996, followed by continued growth at a subdued rate of 2% to 3% in 1997. Housing, auto sales and other interest-rate-sensitive segments of the economy will probably slow due to the effects of higher interest rates earlier in the year. We also expect longer-term interest rates to decline to a range of 6.25% to 6.5%. Inflation fears so far have proved unwarranted. Over the next few years, we are optimistic about stocks and the U.S. economy since we expect the economies of our trading partners in Europe and Japan to continue to strengthen. We believe that this will be bullish for U.S. exports at a time when the U.S. consumer seems pretty heavily burdened with debt.

As of July 31, 1996, the fund's top five equity holdings were General Electric (1.58%), Anheuser-Busch (1.15%), Intel (1.05%), Corning Glass (.99%), and BankAmerica (.95%).+
---------------

+ The composition of the fund's holdings is subject to change.

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

                             HIGHMARK BALANCED FUND

                        GROWTH OF A $10,000 INVESTMENT             LEHMAN
                                                                  BROTHERS    MORNINGSTAR
   MEASUREMENT PERIOD       INVESTOR     FIDUCIARY                AGGREGATE    BALANCED
  (FISCAL YEAR COVERED)      SHARES       SHARES      S&P 500       BOND         INDEX
11/14/93                      9551        10000        10000        10000        10000
7/31/94                       9527        10026        10003         9773         9929
7/31/95                      11013        11592        12613        10767        11468
7/31/96                      12218        12874        14706        11361        12560

                             HighMark Balanced Fund
                           Performance Average Annual
                           Total Return as of 7/31/96
                          ----------------------------
                               1 Year       Since
                                          Inception
                                          (11/14/93)
------------------------------------------------------
 Investor*                     5.93%        7.66%
 Fiduciary                     11.06%       9.75%

The performance of the HighMark Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the U.S. stock market, the Lehman Brothers Aggregate Bond Index, an unmanaged broad-based index generally considered to be representative of the bond market as a whole, and the Morningstar Balanced Average, a composite of managed balanced funds. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the fund's performance and the Morningstar Balanced Average reflect these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

---------------

* Reflects 4.50% sales charge.

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

HIGHMARK BOND FUND
For the year ended July 31, 1996, the HighMark Bond Fund produced a total return of 4.95% (Investor Shares at NAV). In comparison, the Lehman Brothers Aggregate Bond Index was up 5.52%.

The HighMark Bond Fund is managed by E. Jack Montgomery, CFA. Mr. Montgomery, who holds an MBA from the University of Oregon and a bachelor's degree from the University of Oklahoma, has 15 years' experience in financial analysis and portfolio management.

HOW WOULD YOU ASSESS THE PERFORMANCE OF THE HIGHMARK BOND FUND?
The fiscal year ended July 31, 1996, can be divided into two discrete periods. In the first half, interest rates fell, and we outperformed our benchmark. Because of our longer-than-average duration, we tend to do better in a falling interest-rate environment. (Duration measures the sensitivity of a portfolio to changes in interest rates. The value of a share in a longer-duration portfolio will go up more than a share in a short-duration fund when interest rates fall; it will fall more steeply when interest rates rise.) During the second half of the fiscal year, interest rates rose, and we underperformed for the same reasons that we outperformed earlier. When interest rates are rising, as they did between February and July 1996, a longer duration is a disadvantage.

WHY HAVE YOU CONTINUED TO MAINTAIN A LONG DURATION?
It is our continuing belief that inflation is not going to be a problem in the immediate future. Last year, the economy surprised us on the downside. It was slower than expected, but this year the opposite has happened. The job numbers have been particularly strong. With low unemployment and job growth healthy, investors started paying attention to wages. But the latest wage numbers are still very benign. The year-over-year growth in average hourly earnings is just 2.9%. Even if inflation is 3%, long-term bonds at 7% are a pretty good value. Our duration at 5.2 years is about 10% beyond the index, so it's not a huge bet. We're watching these things very carefully, and our strategy is subject to change. But so far, we're not convinced that we have a problem on our hands.

HOW HAS THE PORTFOLIO SHIFTED IN TERMS OF SECTORS?
In the last six months, corporate bonds have been reduced by about 5%. Some of that cash has been redeployed into mortgage-backed securities, which offer more yield and currently represent more value than corporate bonds. Mortgages have been the best-performing sector this year, primarily due to their shorter duration and higher yield. Right now, the yield spread between corporates and U.S. Treasuries is very narrow. A 30-year AAA-rated corporate bond offers only

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                                       17
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

half a percentage point more than a comparable U.S. Treasury bond. And within the corporate market, there's very little difference in yield between a AAA and a AA credit. As a result, we've opted for higher quality. Treasuries and mortgage-backed and asset-backed securities, all rated AAA, represent about 75% of the portfolio. The portfolio currently does not contain any bonds rated BBB. If the economy weakens, we believe that the corporate bond market will likely suffer. As a result, the corporate bonds that we own have short maturities. We are focusing our exposure on longer maturities in the U.S. Treasury market.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1996?
A rally in the bond market started July 31, when bond yields fell from 7.2% to about 6.7% in a period of three days. That was the result of weaker-than-expected employment data. In addition, average hourly wage inflation for July was revised downward to 2.8%. We don't think inflation is going to be a problem, nor do we see the economy running away on the upside, so interest rates should remain well behaved. One engine of the economy, government spending, is down sharply. Excluding interest payments, the federal budget is actually in a surplus by $100 billion. We're no longer creating new federal spending programs with money we don't have. The environment has changed on spending and that's good.

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

                               HIGHMARK BOND FUND

                        GROWTH OF A $10,000 INVESTMENT


                                                    MORNINGSTAR
                                                     CORPORATE     LEHMAN
                                                     BOND HIGH    BROTHERS
   MEASUREMENT PERIOD       INVESTOR     FIDUCIARY    QUALITY     AGGREGATE
  (FISCAL YEAR COVERED)      SHARES       SHARES       INDEX     BOND INDEX
2/84                          9695        10000        10000        10000
7/84                          9479         9778        10077        10275
7/85                         11804        12175        12225        12733
7/86                         14947        15417        14436        15470
7/87                         15186        15664        15140        16180
7/88                         16073        16579        16119        17394
7/89                         18450        19030        18127       200039
7/90                         19468        20081        19231        21452
7/91                         21218        21886        20994        23749
7/92                         24280        25044        23768        27262
7/93                         26725        27566        25693        30037
7/94                         25707        26699        25832        30061
7/95                         28096        29217        27820        33098
7/96                         29488        30622        29203        34925

                                               HighMark Bond Fund
                                           Performance Average Annual
                                           Total Return as of 7/31/96
                                     ----------------------------------------
                                      1 Year    5 Years  10 Years     Since
                                                                    Inception
                                                                    (2/15/84)
-----------------------------------------------------------------------------
 Investor*                             1.79%     6.15%     6.71%      9.06%
 Fiduciary                             4.81%     6.95%     7.10%      9.39%

The performance of the HighMark Bond Fund is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged broad-based index generally considered to be representative of the bond market as a whole, and the Morningstar Corporate Bond High Quality Average, a composite of managed corporate bond funds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the fund's performance and the Morningstar Corporate Bond
High Quality Average reflect these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

---------------

* Reflects 3.00% sales charge.

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

HIGHMARK GOVERNMENT BOND FUND
For the year ended July 31, 1996, the HighMark Government Bond Fund, which invests primarily in U.S. Government securities maturing in one to five years, produced a total return of 4.79% (Investor Shares at NAV). In comparison, the Lehman Brothers Mutual Fund Short Government Index returned 5.34%.

The HighMark Government Bond Fund is managed by Bill Howard, who has 15 years' experience in the investment business and holds an MBA from Golden Gate University and a bachelor's degree from Seattle University.

HOW WOULD YOU ASSESS THE FUND'S PERFORMANCE?
Interest rates rose sharply beginning in February, and that had a negative impact on the bond market as a whole, including the Government Bond Fund. To offset rising interest rates, we shortened the maturity of the bond portfolio. However, the fund still underperformed because the portfolio has a longer average maturity than the benchmark. On the plus side, we hope the fund will be able to take advantage of the recent rally and outperform the market during the early part of the new fiscal year.

WHAT WAS YOUR STRATEGY DURING THE PAST 12 MONTHS?
The rationale for the sell-off in the market was a perception that the economy was far more robust than had been expected and was going to remain so for an extended period of time. However, our outlook on the economy was basically unchanged, and trying to time the market by picking its peaks and valleys is a loser's game. So we didn't take any significant action other than let the portfolio naturally become shorter through the passage of time. If you try to time the market by trying to shorten the portfolio through trading activity, then you've got to lengthen it once you're into a rally. That process of shortening and lengthening is extremely difficult to do effectively, and it's very costly from a trading standpoint.

WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?
We think the interest-rate increases earlier in the year will keep the economy from overheating and getting too far ahead of itself. Indeed, recent employment and inflation data have taken a lot of fear out of the market.

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

                         HIGHMARK GOVERNMENT BOND FUND

                        GROWTH OF A $10,000 INVESTMENT
   MEASUREMENT PERIOD       INVESTOR     FIDUCIARY     LEHMAN BROTHERS
  (FISCAL YEAR COVERED)      SHARES       SHARES         MUTUAL FUND
                                                         SHORT GOVT.
                                                           INDEX
11/14/93                      9699        10000            10000
7/31/94                       9465         9841             9868
7/31/95                      10172        10560            10633
7/31/96                      10659        11061            11203

                         HighMark Government Bond Fund
                           Performance Average Annual
                           Total Return as of 7/31/96
                        --------------------------------
                               1 Year       Since
                                          Inception
                                          (11/14/93)
--------------------------------------------------------
 Investor*                      1.66%       2.38%
 Fiduciary                      4.75%       3.78%

The performance of the HighMark Government Bond Fund is measured against the Lehman Brothers Mutual Fund Short Government Index, an unmanaged broad-based index generally considered to be representative of U.S. Government securities with maturities of one to five years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the fund's performance reflects these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

---------------

* Reflects 3.00% sales charge.

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

HIGHMARK MONEY MARKET FUNDS

                                                           7 DAYS ENDING 7/31/96
                                                    EFFECTIVE*
                                                       YIELD                   YIELD*
                                               INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY
                  HIGHMARK FUND                 CLASS        CLASS       CLASS        CLASS
     Diversified Obligations Fund                4.87         4.87        4.76         4.76
     U.S. Government Obligations Fund            4.71         4.72        4.60         4.61
     100% U.S. Treasury Obligations Fund         4.56         4.56        4.46         4.46
     California Tax-Free Fund                    2.75         2.75        2.71         2.71
     Tax-Free Fund                               2.74         2.74        2.70         2.70

* Effective yield assumes reinvestment of dividends. Yields shown are annualized 7-day effective and 7-day yields for the period ending July 31, 1996. Past performance is not predictive of future performance as yields on money market funds fluctuate daily. An investment in any of the HighMark money market funds is neither insured nor guaranteed by the U.S. Government. Although such funds are managed to maintain a stable net asset value of $1.00 per share, there can be no assurance that they will be able to do so.

  Some of the fees of the California Tax-Free Fund and the Tax-Free Fund are currently being waived, resulting in higher yields in the funds than would occur if full fees were charged. If full fees had been charged, the 7-day effective and 7-day yields for the Investor Shares of the California Tax-Free Fund would have been 2.54% and 2.51% and 2.52% and 2.49% for the Fiduciary Shares, respectively, for the period ending July 31, 1996. If full fees had been charged, the 7-day effective and 7-day yields for the Investor Shares of the Tax-Free Fund would have been 2.58% and 2.55% and 2.45% and 2.42% for the Fiduciary Shares, respectively, for the period ending July 31, 1996.

THE TAXABLE MONEY MARKET FUNDS
For the year ended July 31, 1996, the Diversified Obligations Fund, which holds primarily certificates of deposit, commercial paper and repurchase agreements, produced a total return of 5.01%. The U.S. Government Obligations Fund, comprised mostly of U.S. Government agency issues, produced a total return of 4.86% for Investor Shares and 4.88% for Fiduciary Shares. The 100% U.S. Treasury Obligations Fund produced a total return of 4.74%.

In December and January, the Federal Reserve Board reduced short-term interest rates by a total of half a percentage point to stimulate the economy. By early spring, it became apparent that the economy was indeed robust. When interest rates on longer-term securities began to rise, the money market funds took on a number of longer positions, extending average maturities, which added significantly to each portfolio's yield.

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

Since recent economic data suggest that the economy is moderating, it currently appears that the Federal Reserve Board will not have to raise short-term rates.

THE TAX-FREE MONEY MARKET FUNDS+
For the year ended July 31, 1996, the California Tax-Free Money Market Fund produced a total return of 2.91%. The Tax-Free Money Market Fund, which includes municipal bonds issued throughout the country, produced a total return of 2.87%. Both funds currently maintain maturities in the 20-25-day range to enhance liquidity. Most of the bonds held in these funds are credit-enhanced, meaning they are insured or backed by irrevocable bank letters of credit.
---------------

+ Some or all of the income may be subject to certain state and local taxes, and, depending on a shareholder's tax bracket, to the federal alternative minimum tax.

  The HighMark Group is a family of mutual funds distributed by BISYS Fund Services, independent of Union Bank of California, N.A., and its affiliates. Certain fees of some funds are currently being waived, which may result in higher fund total returns than would occur if full fees were charged. Past performance is not predictive of future results. The composition of the funds' holdings is subject to change.

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

REPORT OF INDEPENDENT AUDITORS'

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE HIGHMARK GROUP

We have audited the accompanying statements of assets and liabilities including the schedules of portfolio investments of The HighMark Group (the "Funds"), including Diversified Obligations Fund, U.S. Government Obligations Fund, 100% U.S. Treasury Obligations Fund, California Tax-Free Fund, Tax-Free Fund, Bond Fund, Government Bond Fund, Income Equity Fund, Balanced Fund, Growth Fund, and Income & Growth Fund, as of July 31, 1996, the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the other years presented and the statement of changes in net assets for the year ended July 31, 1995 were audited by other auditors whose report, dated September 22, 1995, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996 by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Funds at July 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Dayton, Ohio
September 13, 1996

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

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1996
                              Amounts in Thousands

                                                                                           100% U.S.
                                                          DIVERSIFIED   U.S. GOVERNMENT    TREASURY     CALIFORNIA
                                                          OBLIGATIONS     OBLIGATIONS     OBLIGATIONS    TAX-FREE     TAX-FREE
                                                             FUND            FUND            FUND          FUND         FUND
                                                          -----------   ---------------   -----------   -----------   --------
               ASSETS:
Investments in securities, at amortized cost............   $ 413,900       $ 188,438       $ 274,306     $  148,504   $43,994
Repurchase agreements, at cost..........................      21,502          39,183              --             --        --
                                                            --------        --------        --------       --------   -------
  Total Investments.....................................     435,402         227,621         274,306        148,504    43,994
Cash....................................................           3              16              --            897       215
Interest receivable.....................................       2,256             557             910            432       158
Receivable from brokers for investments sold............          --              --              --          2,500        --
Prepaid expenses and other assets.......................          14              17              12             10         1
                                                            --------        --------        --------       --------   -------
    Total Assets........................................     437,675         228,211         275,228        152,343    44,368
                                                            --------        --------        --------       --------   -------
               LIABILITIES:
Distributions payable...................................       1,690             863           1,088            287        78
Payable to brokers for investments purchased............       5,000              --              --             --        --
Accrued expenses and other payables:
  Investment advisory fees..............................         143              76              98             31        12
  Administration fees...................................          19              10              12              5         1
  Shareholder services fees.............................           1               1               1              1        --
  Custodian, accounting and transfer agent fees.........          26              26              13             14        13
  Other.................................................          69              38              53             26         7
                                                            --------        --------        --------       --------   -------
    Total Liabilities...................................       6,948           1,014           1,265            364       111
                                                            --------        --------        --------       --------   -------
               NET ASSETS:
Capital.................................................     431,097         227,373         273,958        152,028    44,273
Accumulated undistributed net realized gains (losses) on
  investment transactions...............................        (370)           (176)              5            (49)      (16)
                                                            --------        --------        --------       --------   -------
    Net Assets..........................................   $ 430,727       $ 227,197       $ 273,963     $  151,979   $44,257
                                                            ========        ========        ========       ========   =======
Net Assets
  Investor..............................................   $ 185,952       $  75,714       $ 100,623     $   53,627   $16,148
  Fiduciary.............................................     244,775         151,483         173,340         98,352    28,109
                                                            --------        --------        --------       --------   -------
    Total...............................................   $ 430,727       $ 227,197       $ 273,963     $  151,979   $44,257
                                                            ========        ========        ========       ========   =======
Outstanding units of beneficial interest (shares)
  Investor..............................................     186,031          75,727         100,626         53,639    16,153
  Fiduciary.............................................     245,066         151,646         173,332         98,389    28,120
                                                            --------        --------        --------       --------   -------
    Total...............................................     431,097         227,373         273,958        152,028    44,273
                                                            ========        ========        ========       ========   =======
Net asset value -- offering and redemption price per
  share
  Investor..............................................   $    1.00       $    1.00       $    1.00     $     1.00   $  1.00
  Fiduciary.............................................        1.00            1.00            1.00           1.00      1.00
                                                            ========        ========        ========       ========   =======

                       See notes to financial statements.

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

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1996
                              Amounts in Thousands

                                                                                                             INCOME
                                                                                   BOND      GOVERNMENT      EQUITY
                                                                                   FUND      BOND FUND        FUND
                                                                                 --------    ----------    ----------
               ASSETS:
Investments in securities, at value (cost $59,354; $4,334; and $232,422,
  respectively)...............................................................   $ 58,799      $4,295       $ 266,771
Repurchase agreements, at cost................................................      2,237         121           4,858
                                                                                  -------      ------        --------
    Total Investments.........................................................     61,036       4,416         271,629
Interest and dividends receivable.............................................        912          94             796
Receivable from brokers for investments sold..................................         --          --           2,930
Prepaid expenses and other assets.............................................          2          12               6
                                                                                  -------      ------        --------
    Total Assets..............................................................     61,950       4,522         275,361
                                                                                  -------      ------        --------
               LIABILITIES:
Distributions payable.........................................................        319          24             586
Payable for capital shares redeemed...........................................         42          --              --
Payable to brokers for investments purchased..................................         --          --           1,726
Accrued expenses and other payables:
  Investment advisory fees....................................................         23          --             154
  Administration fees.........................................................          2          --              12
  Custodian, accounting and transfer agent fees...............................         15           5              21
  Other.......................................................................         18           3              59
                                                                                  -------      ------        --------
    Total Liabilities.........................................................        419          32           2,558
                                                                                  -------      ------        --------
               NET ASSETS:
Capital.......................................................................     65,254       4,837         223,480
Net unrealized appreciation (depreciation) on investments.....................       (555)        (39)         34,349
Undistributed net investment income...........................................         32           2              --
Accumulated undistributed net realized gains (losses) on investment
  transactions................................................................     (3,200)       (310)         14,974
                                                                                  -------      ------        --------
    Net Assets................................................................   $ 61,531      $4,490       $ 272,803
                                                                                  =======      ======        ========
Net Assets
  Investor....................................................................   $  1,157      $1,104       $  10,143
  Fiduciary...................................................................     60,374       3,386         262,660
                                                                                  -------      ------        --------
    Total.....................................................................   $ 61,531      $4,490       $ 272,803
                                                                                  =======      ======        ========
Outstanding units of beneficial interest (shares)
  Investor....................................................................        114         119             710
  Fiduciary...................................................................      5,900         362          18,413
                                                                                  -------      ------        --------
    Total.....................................................................      6,014         481          19,123
                                                                                  =======      ======        ========
Net asset value
  Investor -- redemption price per share......................................   $  10.15      $ 9.28       $   14.29
  Fiduciary -- offering and redemption price per share........................      10.23        9.35           14.27
                                                                                  =======      ======        ========
Maximum Sales Charge (Investor Shares)........................................       3.00%       3.00%           4.50%
                                                                                  =======      ======        ========
Maximum Offering Price (100%/(100%-Maximum Sales Charge) of net asset value
  adjusted to nearest cent) per share (Investor Shares).......................   $  10.46      $ 9.57       $   14.96
                                                                                  =======      ======        ========

                       See notes to financial statements.

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

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1996
                              Amounts in Thousands

                                                                                                           INCOME &
                                                                                    BALANCED    GROWTH      GROWTH
                                                                                      FUND       FUND        FUND
                                                                                    --------    -------    --------
               ASSETS:
Investments in securities, at value (cost $32,159; $39,610; and $4,969,
  respectively)..................................................................   $36,273     $43,527     $6,022
Repurchase agreements, at cost...................................................     3,787         900        386
                                                                                    ---------   ---------  -------
    Total Investments............................................................    40,060      44,427      6,408
Interest and dividends receivable................................................       278          55         12
Receivable from brokers for investments sold.....................................        --         216         --
Prepaid expenses.................................................................         9           5          5
                                                                                    ---------   ---------  -------
    Total Assets.................................................................    40,347      44,703      6,425
                                                                                    ---------   ---------  -------
               LIABILITIES:
Distributions payable............................................................       118          28          9
Payable to brokers for investments purchased.....................................        --         301         --
Accrued expenses and other payables:
  Investment advisory fees.......................................................        20          21         --
  Administration fees............................................................         2           2         --
  Custodian, accounting and transfer agent fees..................................         5           5          6
  Other..........................................................................         6           8          3
                                                                                    ---------   ---------  -------
    Total Liabilities............................................................       151         365         18
                                                                                    ---------   ---------  -------
               NET ASSETS:
Capital..........................................................................    35,830      38,047      5,100
Net unrealized appreciation on investments.......................................     4,114       3,917      1,053
Undistributed net investment income..............................................         1          --         --
Accumulated undistributed net realized gains on investment transactions..........       251       2,374        254
                                                                                    ---------   ---------  -------
    Net Assets...................................................................   $40,196     $44,338     $6,407
                                                                                    =========   =========  =======
Net Assets
  Investor.......................................................................   $   694     $ 2,843     $  394
  Fiduciary......................................................................    39,502      41,495      6,013
                                                                                    ---------   ---------  -------
    Total........................................................................   $40,196     $44,338     $6,407
                                                                                    =========   =========  =======
Outstanding units of beneficial interest (shares)
  Investor.......................................................................        60         226         31
  Fiduciary......................................................................     3,392       3,300        480
                                                                                    ---------   ---------  -------
    Total........................................................................     3,452       3,526        511
                                                                                    =========   =========  =======
Net asset value
  Investor -- redemption price per share.........................................   $ 11.56     $ 12.60     $12.52
  Fiduciary -- offering and redemption price per share...........................     11.64       12.58      12.51
                                                                                    =========   =========  =======
Maximum Sales Charge (Investor Shares)...........................................      4.50%       4.50%      4.50%
                                                                                    =========   =========  =======
Maximum Offering Price (100%/(100%-Maximum Sales Charge) of net asset value
  adjusted to nearest cent) per share (Investor Shares)..........................   $ 12.10     $ 13.19     $13.11
                                                                                    =========   =========  =======

                       See notes to financial statements.

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                                       27
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

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1996
                              Amounts in Thousands

                                                                    U.S.       100% U.S.
                                                   DIVERSIFIED   GOVERNMENT    TREASURY     CALIFORNIA
                                                   OBLIGATIONS   OBLIGATIONS  OBLIGATIONS    TAX-FREE    TAX-FREE
                                                      FUND          FUND         FUND          FUND        FUND
                                                   -----------   ----------   -----------   ----------   --------
INVESTMENT INCOME:
Interest income..................................    $22,468      $ 13,070      $16,193       $5,301      $1,554
                                                     -------       -------      -------       ------      ------
    Total Income.................................     22,468        13,070       16,193        5,301       1,554
                                                     -------       -------      -------       ------      ------
EXPENSES:
Investment advisory fees.........................      1,591           944        1,203          618         172
Administration fees..............................        795           472          602          309          86
Distribution fees (Investor shares)..............        396           194          267          122          36
Shareholder services fees........................        994           590          752          386         108
Custodian and accounting fees....................        264           181          177          121          83
Legal and audit fees.............................         63            37           52           29           5
Trustees' fees and expenses......................         11             7            9            5           1
Transfer agent fees..............................         89            44           50           47          34
Registration and filing fees.....................         47            16           28            5           4
Printing costs...................................         51            69           42           23           6
Other............................................         13             7            9            4           2
                                                     -------       -------      -------       ------      ------
    Total Expenses...............................      4,314         2,561        3,191        1,669         537
Expenses voluntarily reduced.....................     (1,327)         (739)        (978)        (824)       (207)
                                                     -------       -------      -------       ------      ------
    Net Expenses.................................      2,987         1,822        2,213          845         330
                                                     -------       -------      -------       ------      ------
Net Investment Income............................     19,481        11,248       13,980        4,456       1,224
                                                     -------       -------      -------       ------      ------
REALIZED GAINS ON INVESTMENTS:
Net realized gains (losses) on investments.......         16            15          (51)          --          --
                                                     -------       -------      -------       ------      ------
Change in net assets resulting from operations...    $19,497      $ 11,263      $13,929       $4,456      $1,224
                                                     =======       =======      =======       ======      ======

                       See notes to financial statements.

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                                       28
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

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1996
                             Amounts in Thousands

                                                                                  GOVERNMENT      INCOME
                                                                         BOND        BOND         EQUITY
                                                                         FUND        FUND          FUND
                                                                        ------    ----------    ----------
INVESTMENT INCOME:
Interest income......................................................   $4,316       $304        $     425
Dividend income......................................................       --         --            9,943
                                                                        ------       ----          -------
  Total Income.......................................................    4,316        304           10,368
                                                                        ------       ----          -------
EXPENSES:
Investment advisory fees.............................................      534         43            1,755
Administration fees..................................................      123          9              521
Distribution fees (Investor shares)..................................        2          2               20
Shareholder services fees............................................      154         11              651
Custodian and accounting fees........................................       85         64              174
Legal and audit fees.................................................       10          3               44
Trustees' fees and expenses..........................................        2         --                7
Transfer agent fees..................................................       54         32              106
Registration and filing fees.........................................        6          1               19
Printing costs.......................................................       22          2               47
Other................................................................        3         --                8
                                                                        ------       ----          -------
    Total Expenses...................................................      995        167            3,352
Expenses voluntarily reduced.........................................     (445)       (87)            (666)
                                                                        ------       ----          -------
    Total expenses before expense reimbursements.....................      550         80            2,686
    Expense reimbursements...........................................       --        (43)              --
                                                                        ------       ----          -------
    Net Expenses.....................................................      550         37            2,686
                                                                        ------       ----          -------
Net Investment Income................................................    3,766        267            7,682
                                                                        ------       ----          -------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions...............     (369)        (8)          19,384
Net change in unrealized appreciation (depreciation) on
  investments........................................................     (465)       (67)          13,911
                                                                        ------       ----          -------
Net realized/unrealized gains (losses) on investments................     (834)       (75)          33,295
                                                                        ------       ----          -------
Change in net assets resulting from operations.......................   $2,932       $192        $  40,977
                                                                        ======       ====          =======

                       See notes to financial statements.

                                      LOGO
                                       29
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

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1996
                             Amounts in Thousands

                                                                                                INCOME &
                                                                          BALANCED    GROWTH     GROWTH
                                                                            FUND       FUND       FUND
                                                                          --------    ------    --------
INVESTMENT INCOME:
Interest income........................................................    $  996     $  82       $ 21
Dividend income........................................................       549       607        163
                                                                           ------     ------    ------
  Total Income.........................................................     1,545       689        184
                                                                           ------     ------    ------
EXPENSES:
Investment advisory fees...............................................       348       362         62
Administration fees....................................................        70        72         12
Distribution fees (Investor shares)....................................         2         5          1
Shareholder services fees..............................................        87        90         16
Custodian and accounting fees..........................................        64        78         74
Legal and audit fees...................................................         6         6          3
Trustees' fees and expenses............................................         1         1         --
Transfer agent fees....................................................        33        42         33
Registration and filing fees...........................................         3         4          1
Printing costs.........................................................         6         6         --
Other..................................................................         1         2         --
                                                                           ------     ------    ------
    Total Expenses.....................................................       621       668        202
Expenses voluntarily reduced...........................................      (293)     (333 )     (119)
                                                                           ------     ------    ------
    Total expenses before expense reimbursements.......................       328       335         83
    Expense reimbursements.............................................        --        --        (23)
                                                                           ------     ------    ------
    Net Expenses.......................................................       328       335         60
                                                                           ------     ------    ------
Net Investment Income..................................................     1,217       354        124
                                                                           ------     ------    ------
REALIZED/UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investment transactions..........................       446     3,272        628
Net change in unrealized appreciation on investments...................     1,716       155         56
                                                                           ------     ------    ------
Net realized/unrealized gains on investments...........................     2,162     3,427        684
                                                                           ------     ------    ------
Change in net assets resulting from operations.........................    $3,379     $3,781      $808
                                                                           ======     ======    ======

                       See notes to financial statements.

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                                       30
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

                      STATEMENTS OF CHANGES IN NET ASSETS
                              Amounts in Thousands

                                                         DIVERSIFIED                 U.S. GOVERNMENT
                                                       OBLIGATIONS FUND              OBLIGATIONS FUND
                                                  --------------------------    --------------------------
                                                  YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                   JULY 31,       JULY 31,       JULY 31,       JULY 31,
                                                     1996           1995           1996           1995
                                                  -----------    -----------    -----------    -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.......................... $    19,481    $    17,476    $    11,248    $     8,697
  Net realized gains (losses) on investment
    transactions.................................          16            (29)            15             34
                                                  -----------    -----------    -----------    -----------
Change in net assets resulting from operations...      19,497         17,447         11,263          8,731
                                                  -----------    -----------    -----------    -----------
DISTRIBUTIONS TO INVESTOR SHAREHOLDERS:
  From net investment income.....................      (7,738)        (5,516)        (3,707)        (2,084)
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS:
  From net investment income.....................     (11,743)       (11,960)        (7,541)        (6,613)
                                                  -----------    -----------    -----------    -----------
Change in net assets from shareholder
  distributions..................................     (19,481)       (17,476)       (11,248)        (8,697)
                                                  -----------    -----------    -----------    -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued....................   1,943,043      1,562,243      1,933,728      1,760,626
  Dividends reinvested...........................       7,326          4,915          3,487          1,950
  Cost of shares redeemed........................  (1,918,325)    (1,473,121)    (1,918,254)    (1,740,538)
                                                  -----------    -----------    -----------    -----------
Change in net assets from share transactions.....      32,044         94,037         18,961         22,038
                                                  -----------    -----------    -----------    -----------
Change in net assets.............................      32,060         94,008         18,976         22,072
NET ASSETS:
  Beginning of period............................     398,667        304,659        208,221        186,149
                                                  -----------    -----------    -----------    -----------
  End of period.................................. $   430,727    $   398,667    $   227,197    $   208,221
                                                  ===========    ===========    ===========    ===========

                       See notes to financial statements.

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                                       31
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

                      STATEMENTS OF CHANGES IN NET ASSETS
                              Amounts in Thousands

                                     100% U.S. TREASURY           CALIFORNIA
                                      OBLIGATIONS FUND          TAX-FREE FUND           TAX-FREE FUND
                                   -----------------------  ----------------------  ----------------------
                                   YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                    JULY 31,     JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,
                                      1996         1995        1996        1995        1996        1995
                                   -----------  ----------  ----------  ----------  ----------  ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income........... $    13,980  $  10,640   $   4,456   $   4,619   $   1,224   $   1,405
  Net realized gains (losses) on
    investment transactions.......         (51)        57          --         (23)        --          (13)
                                    ----------  ---------   ---------   ---------   ---------   ---------
Change in net assets resulting
  from operations.................      13,929     10,697       4,456       4,596       1,224       1,392
                                    ----------  ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS TO INVESTOR
  SHAREHOLDERS:
  From net investment income......      (4,948)    (2,706)     (1,404)     (1,089)       (400)       (422)
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS:
  From net investment income......      (9,032)    (7,934)     (3,052)     (3,530)       (824)       (983)
                                    ----------  ---------   ---------   ---------   ---------   ---------
Change in net assets from
  shareholder distributions.......     (13,980)   (10,640)     (4,456)     (4,619)     (1,224)     (1,405)
                                    ----------  ---------   ---------   ---------   ---------   ---------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.....   1,004,680    736,668     343,893     354,814     132,220     156,974
  Dividends reinvested............       4,571      2,106       1,425       1,035         419         429
  Cost of shares redeemed.........  (1,014,501)  (659,445)   (339,625)   (356,054)   (131,897)   (164,192)
                                    ----------  ---------   ---------   ---------   ---------   ---------
Change in net assets from share
  transactions....................      (5,250)    79,329       5,693        (205)        742      (6,789)
                                    ----------  ---------   ---------   ---------   ---------   ---------
Change in net assets..............      (5,301)    79,386       5,693        (228)        742      (6,802)
NET ASSETS:
  Beginning of period.............     279,264    199,878     146,286     146,514      43,515      50,317
                                    ----------  ---------   ---------   ---------   ---------   ---------
  End of period................... $   273,963  $ 279,264   $ 151,979   $ 146,286   $  44,257   $  43,515
                                    ==========  =========   =========   =========   =========   =========

                       See notes to financial statements.

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                                       32
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

                      STATEMENTS OF CHANGES IN NET ASSETS
                              Amounts in Thousands

                                          BOND FUND          GOVERNMENT BOND FUND     INCOME EQUITY FUND
                                    ----------------------  ----------------------  ----------------------
                                    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                     JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,
                                       1996        1995        1996        1995        1996        1995
                                    ----------  ----------  ----------  ----------  ----------  ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income............  $  3,766    $  3,824     $  267     $    294    $  7,682    $  7,595
  Net realized gains (losses) on
    investment transactions........      (369)     (1,512)        (8)         (55)     19,384       8,944
  Net change in unrealized
    appreciation (depreciation) on
    investments....................      (465)      3,052        (67)          79      13,911      17,456
                                     --------    --------    -------     --------    --------    --------
Change in net assets resulting from
  operations.......................     2,932       5,364        192          318      40,977      33,995
                                     --------    --------    -------     --------    --------    --------
DISTRIBUTIONS TO INVESTOR
  SHAREHOLDERS:
  From net investment income.......       (63)        (18)       (53)          (3)       (239)        (43)
  From net realized gains on
    investments....................        (1)         --         --           --        (277)        (16)
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS:
  From net investment income.......    (3,703)     (3,806)      (214)        (291)     (7,443)     (7,552)
  From net realized gains on
    investments....................       (32)         --         (2)          --     (11,279)     (7,309)
                                     --------    --------    -------     --------    --------    --------
Change in net assets from
  shareholder distributions........    (3,799)     (3,824)      (269)        (294)    (19,238)    (14,920)
                                     --------    --------    -------     --------    --------    --------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued......    15,630      11,393      1,352        1,376      63,282      36,043
  Dividends reinvested.............     3,043       3,125        266          297      17,495      13,535
  Cost of shares redeemed..........   (16,591)    (19,934)    (1,035)      (2,884)    (54,919)    (56,799)
                                     --------    --------    -------     --------    --------    --------
Change in net assets from share
  transactions.....................     2,082      (5,416)       583       (1,211)     25,858      (7,221)
                                     --------    --------    -------     --------    --------    --------
Change in net assets...............     1,215      (3,876)       506       (1,187)     47,597      11,854
NET ASSETS:
  Beginning of period..............    60,316      64,192      3,984        5,171     225,206     213,352
                                     --------    --------    -------     --------    --------    --------
  End of period....................  $ 61,531    $ 60,316     $4,490     $  3,984    $272,803    $225,206
                                     ========    ========    =======     ========    ========    ========

                       See notes to financial statements.

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                                       33
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

                      STATEMENTS OF CHANGES IN NET ASSETS
                              Amounts in Thousands

                                        BALANCED FUND            GROWTH FUND         INCOME & GROWTH FUND
                                    ----------------------  ----------------------  ----------------------
                                    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                     JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,
                                       1996        1995        1996        1995        1996        1995
                                    ----------  ----------  ----------  ----------  ----------  ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income............  $  1,217    $    992    $    354    $    272     $  124      $  133
  Net realized gains on investment
    transactions...................       446          21       3,272         915        628          42
  Net change in unrealized
    appreciation on investments....     1,716       2,804         155       3,752         56         961
                                      -------     -------     -------     -------     ------     -------
Change in net assets resulting from
  operations.......................     3,379       3,817       3,781       4,939        808       1,136
                                      -------     -------     -------     -------     ------     -------
DISTRIBUTIONS TO INVESTOR
  SHAREHOLDERS:
  From net investment income.......       (23)         (3)        (21)         (5)        (6)         (1)
  From net realized gains on
    investments....................        --          --         (94)         (3)       (14)         --
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS:
  From net investment income.......    (1,194)       (989)       (333)       (267)      (118)       (132)
  From net realized gains on
    investments....................        (2)         --      (1,566)       (240)      (314)         --
                                      -------     -------     -------     -------     ------     -------
Change in net assets from
  shareholder distributions........    (1,219)       (992)     (2,014)       (515)      (452)       (133)
                                      -------     -------     -------     -------     ------     -------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued......    15,840      10,356      19,239       9,727      2,923       1,771
  Dividends reinvested.............     1,172         986       1,965         503        434         127
  Cost of shares redeemed..........    (9,404)     (9,590)     (4,947)     (3,594)    (4,190)       (788)
                                      -------     -------     -------     -------     ------     -------
Change in net assets from share
  transactions.....................     7,608       1,752      16,257       6,636       (833)      1,110
                                      -------     -------     -------     -------     ------     -------
Change in net assets...............     9,768       4,577      18,024      11,060       (477)      2,113
NET ASSETS:
  Beginning of period..............    30,428      25,851      26,314      15,254      6,884       4,771
                                      -------     -------     -------     -------     ------     -------
  End of period....................  $ 40,196    $ 30,428    $ 44,338    $ 26,314     $6,407      $6,884
                                      =======     =======     =======     =======     ======     =======

                       See notes to financial statements.

                                      LOGO
                                       34
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

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996
                              Amounts in Thousands

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------   -----------------------------  ---------
CERTIFICATES OF DEPOSIT (23.4%):
Euro Certificates of Deposit (3.7%):
     $ 5,000    Abbey National Treasury
                  Services, 5.72%, 9/11/96...  $  5,000
       6,000    Abbey National Treasury
                  Services, 5.22%, 3/4/97         5,983
       5,000    Bayerische Vereinsbank,
                  5.49%, 11/13/96                 5,001
                                               --------
                                                 15,984
                                               --------
Yankee Certificates of Deposit (19.7%):
      10,000    ABN-AMRO Bank N.V., 5.53%,
                  3/18/97....................     9,996
       5,000    Commerzbank, 5.66%, 4/24/97..     4,997
      10,000    Dresdner Bank, 5.05%,
                  2/26/97....................     9,999
      10,000    Deutsche Bank, 5.57%,
                  3/31/97....................    10,001
       5,000    Rabobank Nederland N.V.,
                  5.82% 8/14/96..............     5,000
      10,000    Sanwa Bank Ltd., 5.62%,
                  10/16/96...................    10,002
      10,000    Society Generale, 5.65%,
                  4/1/97.....................     9,993
       5,000    Society Generale, 5.80%,
                  4/15/97....................     5,002
      10,000    Sumitomo Bank Ltd., 5.48%,
                  8/26/96....................    10,000
       5,000    Sumitomo Bank Ltd., 5.46%,
                  9/3/96.....................     5,000
       5,000    Sumitomo Bank Ltd., 6.01%,
                  10/30/96...................     5,000
                                               --------
                                                 84,990
                                               --------
   Total Certificates of Deposit                100,974
                                               --------

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
                                               --------
COMMERCIAL PAPER/MASTER DEMAND NOTES (67.5%):
Automotive (6.9%):
     $ 5,000    Daimler-Benz North America
                  Corp., 5.35%, 1/6/97.......  $  4,876
       5,000    Daimler-Benz North America
                  Corp., 5.53%, 1/13/97......     4,873
       5,000    Ford Motor Credit Corp.,
                  5.27%, 8/13/96.............     4,991
      10,000    Ford Motor Credit Corp.,
                  5.34%, 8/15/96.............     9,979
       5,000    Ford Motor Credit Corp.,
                  5.42%, 9/6/96..............     4,973
                                               --------
                                                 29,692
                                               --------
Banking (9.2%):
       5,000    ANZ (De) Inc., 5.38%,
                  9/10/96....................     4,970
       5,000    ANZ (De) Inc., 5.40%,
                  9/9/96.....................     4,971
       5,000    ANZ (De) Inc., 5.47%,
                  10/9/96....................     4,948
       5,000    Abbey National North America
                  Inc., 5.54%, 9/25/96.......     4,958
       5,000    Abbey National North America
                  Inc., 5.40%, 12/4/96.......     4,906
       5,000    Commerzbank U.S. Finance
                  Inc., 5.35%, 8/8/96........     4,995
       5,000    Den Danske Corporation Inc.,
                  5.38%, 8/6/96..............     4,996
       5,000    Den Danske Corporation Inc.,
                  5.42%, 10/1/96.............     4,954
                                               --------
                                                 39,698
                                               --------

                                   Continued

                                      LOGO
                                       35
LOGO                                         DIVERSIFIED OBLIGATIONS FUND

                                 JULY 31, 1996
                              Amounts in Thousands

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------   -----------------------------  ---------
COMMERCIAL PAPER/MASTER DEMAND NOTES,
  CONTINUED:
Business Credit Institutions (21.9%):
     $10,000    Alpha Finance Corp., 5.48%,
                  10/11/96...................  $  9,892
      10,000    Assets Securitization
                  Cooperative Corp., 5.37%,
                  8/5/96.....................     9,994
       5,000    Assets Securitization
                  Cooperative Corp., 5.40%,
                  9/17/96....................     4,965
       5,000    Beta Finance Inc., 5.53%,
                  1/3/97.....................     4,881
      10,000    Ciesco, L.P., 5.26%,
                  8/16/96....................     9,978
       5,000    Ciesco, L.P., 5.32%,
                  9/9/96.....................     4,971
       5,200    Corporate Receivables Corp.,
                  5.35%, 8/22/96.............     5,184
      10,000    Corporate Receivables Corp.,
                  5.40%, 9/12/96.............     9,937
       5,000    Corporate Receivables Corp.,
                  5.42%, 10/8/96.............     4,949
       5,000    CXC, Inc., 5.38%, 8/1/96.....     5,000
      10,000    CXC, Inc., 5.40%, 9/3/96.....     9,950
       5,000    Falcon Asset Securitization
                  Corp., 5.40%, 8/19/96......     4,986
       5,000    Falcon Asset Securitization
                  Corp., 5.55%, 1/21/97......     4,867
       5,000    Jet Funding Corp., 5.50%,
                  9/30/96....................     4,954
                                               ---------
                                                 94,508
                                               ---------
Electronic & Electrical--General (4.6%):
      10,000    Panasonic Finance Inc.,
                  5.38%, 9/9/96..............     9,942
      10,000    Panasonic Finance Inc.,
                  5.34%, 9/17/96.............     9,930
                                               ---------
                                                 19,872
                                               ---------
    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------   -----------------------------  ---------
COMMERCIAL PAPER/MASTER DEMAND NOTES,
  CONTINUED:
Insurance (1.2%):
     $ 5,000    TransAmerica Corp., 5.36%,
                  8/9/96.....................  $  4,994
                                               ---------
Mining (1.1%):
       5,000    RTZ America Inc., 5.30%,
                  8/22/96....................     4,985
                                               ---------
Multiple Industry (6.9%):
      10,000    BTR Dunlop Finance Inc.,
                  5.37%, 8/7/96..............     9,991
       5,000    BTR Dunlop Finance Inc.,
                  5.27%, 8/26/96.............     4,982
       5,000    BTR Dunlop Finance Inc.,
                  5.40%, 9/16/96.............     4,965
      10,000    General Electric Capital
                  Corp., 5.29%, 9/5/96.......     9,949
                                               ---------
                                                 29,887
                                               ---------
Retail (3.5%):
       5,000    J.C. Penney Funding Corp.,
                  5.38%, 8/7/96..............     4,996
      10,000    J.C. Penney Funding Corp.,
                  5.34%, 8/29/96.............     9,958
                                               ---------
                                                 14,954
                                               ---------
Technology (1.7%):
       7,200    Hewlett Packard Co., 5.29%,
                  8/27/96....................     7,172
                                               ---------
Tobacco & Tobacco Products (1.2%):
       5,000    B.A.T. Capital Corp., 5.33%,
                  8/16/96....................     4,989
                                               ---------

                                   Continued

                                      LOGO
                                       36
LOGO                    DIVERSIFIED OBLIGATIONS FUND

                                 JULY 31, 1996
                              Amounts in Thousands

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------   -----------------------------  ---------
COMMERCIAL PAPER/MASTER DEMAND NOTES,
  CONTINUED:
Trading Company (3.5%):
     $10,000    Cargill Financial Services
                  Corp. 5.33%, 8/16/96.......  $  9,978
       5,000    Cargill Inc., 5.35%,
                  8/2/96.....................     4,999
                                               ---------
                                                 14,977
                                               ---------
Telecommunications (3.5%):
      10,000    AT&T Corp., 5.30%, 8/8/96....     9,990
       5,000    AT&T Corp., 5.42%, 9/18/96...     4,964
                                               ---------
                                                 14,954
                                               ---------
Utility (2.3%):
      10,000    National Rural Utilities
                  Co-op. Finance Corp.,
                  5.37%, 8/9/96..............     9,988
                                               ---------
   Total Commercial Paper / Master Demand
    Notes                                       290,670
                                               ---------
MEDIUM TERM NOTES/CORPORATE BONDS (2.9%):
Banking (2.3%):
      10,000    Sanwa Business Credit Corp.,
                  5.56%, 12/4/96 *...........    10,000
                                               ---------
    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------   -----------------------------  ---------
Manufacturing--Consumer Goods (0.6%):
     $ 2,500    Gillette Co., 4.75%,
                  8/15/96....................  $  2,499
                                               ---------
   Total Medium Term Notes/Corporate Bonds
                                                 12,499
                                               ---------
U.S. TREASURY BILLS (2.3%):
      10,000    4.62%, 2/6/97................     9,757
                                               ---------
   Total U.S. Treasury Bills                      9,757
                                               ---------
   Total Investments, at value                  413,900
                                               ---------
REPURCHASE AGREEMENTS (5.0%);
      21,502    C.S. First Boston Corp.,
                  5.62%, 8/1/96
                  (Collateralized by 18,006
                  U.S. Treasury Bonds, 8.75%,
                  8/15/20, market value
                  $21,970)...................    21,502
                                               ---------
   Total Repurchase Agreements                   21,502
                                               ---------
   Total                                       $435,402 (a)
                                               ==========

------------
Percentages indicated are based on net assets of $430,727.

(a) Cost for federal income tax and financial reporting purposes are the same.

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity arrangements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on July 31, 1996.

                       See notes to financial statements.

                                      LOGO
                                       37
LOGO                                         DIVERSIFIED OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996
                              Amounts in Thousands

  PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT                DESCRIPTION             COST
-------------   -----------------------------  ---------
U.S. TREASURY BILLS (4.3%):
     $10,000    4.62%, 2/6/97................  $  9,757
                                               --------
   Total U.S. Treasury Bills                      9,757
                                               --------
U.S. GOVERNMENT AGENCIES (78.6%):
Federal Home Loan Bank:
       7,500    Discount note, 5.32%,
                  8/14/96....................     7,486
       5,000    Discount note, 5.22%,
                  8/20/96....................     4,986
       5,000    Discount note, 5.31%,
                  9/25/96....................     4,959
       5,000    Discount note, 5.19%,
                  10/15/96...................     4,946
       5,000    Discount note, 5.37%,
                  11/1/96....................     4,931
       5,000    Discount note, 5.25%,
                  11/4/96....................     4,931
       5,000    Discount note, 5.19%,
                  1/14/97....................     4,881
       5,000    Discount note, 5.21%,
                  1/21/97....................     4,875
       4,610    5.26%, 1/29/97...............     4,610
Federal Home Loan Mortgage Corp.:
       5,000    Discount note, 5.34%,
                  9/16/96....................     4,966
Federal National Mortgage Assoc.:
       5,000    Discount note, 5.30%,
                  8/1/96.....................     5,000
       5,000    Discount note, 5.25%,
                  8/15/96....................     4,990
       5,000    Discount note, 5.24%,
                  8/21/96....................     4,985
       5,000    Discount note, 5.33%,
                  9/9/96.....................     4,971
       5,000    Discount note, 5.35%,
                  9/10/96....................     4,970
       5,000    Discount note, 5.34%,
                  9/11/96....................     4,970
      10,000    Discount note, 5.27%,
                  9/17/96....................     9,931
       5,000    Discount note, 5.26%,
                  9/23/96....................     4,961
       5,540    Discount note, 5.30%,
                  9/24/96....................     5,496

  PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT                DESCRIPTION             COST
-------------   -----------------------------  ---------
U.S. GOVERNMENT AGENCIES, CONTINUED:
Federal National Mortgage Assoc., continued:
     $ 5,000    Discount note, 5.38%,
                  10/15/96...................  $  4,944
       5,000    Discount note, 5.29%,
                  12/6/96....................     4,907
       6,940    7.60%, 1/10/97...............     6,999
      20,000    5.30%, 5/5/97 *..............    19,987
Overseas Private Investment Corp.:
      20,000    5.40%, 1/15/09 *.............    20,000
Student Loan Marketing Assoc.:
      10,000    5.57%, 9/23/96 *.............     9,999
      10,000    5.49%, 7/18/97 *.............    10,000
                                               --------
   Total U.S. Government Agencies               178,681
                                               --------
   Total Investments, at value                  188,438
                                               --------
REPURCHASE AGREEMENTS (17.2%):
      39,183    C. S. First Boston Corp.,
                  5.62%, 8/1/96
                (Collateralized by 32,811
                U.S. Treasury Bonds,
                8.75%, 8/15/20, market
                value--$40,034)..............    39,183
                                               --------
   Total Repurchase Agreements                   39,183
                                               --------
   Total                                       $227,621 (a)
                                               ========

------------

Percentages indicated are based on net assets of $227,197.

(a) Cost for federal income tax and financial reporting purposes are the same.

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1996.

                       See notes to financial statements.

                                      LOGO
                                       38
LOGO                    U.S. GOVERNMENT OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996
                              Amounts in Thousands

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------   -----------------------------  ---------
U.S. TREASURY BILLS (85.5%):
     $ 1,355    4.99%, 8/1/96*...............  $  1,355
      15,000    5.00%, 8/8/96*...............    14,985
       2,303    5.01%, 8/8/96*...............     2,301
       2,226    5.02%, 8/8/96*...............     2,224
       5,000    5.03%, 8/8/96*...............     4,995
       5,000    5.04%, 8/8/96*...............     4,995
      10,192    4.96%, 8/15/96*..............    10,172
       7,425    5.01%, 8/15/96*..............     7,411
       5,000    5.03%, 8/15/96*..............     4,990
       2,777    5.04%, 8/15/96*..............     2,772
       1,067    4.95%, 8/22/96*..............     1,064
      10,000    4.98%, 8/22/96*..............     9,971
      10,000    5.02%, 8/22/96*..............     9,971
       2,000    5.48%, 8/22/96*..............     1,993
       2,500    5.50%, 8/22/96*..............     2,492
       4,744    4.98%, 8/29/96*..............     4,725
      10,000    5.05%, 8/29/96*..............     9,961
       2,023    5.04%, 9/5/96*...............     2,013
         312    5.06%, 9/5/96*...............       310
       4,572    5.07%, 9/5/96*...............     4,550
         865    5.08%, 9/5/96*...............       861
      15,000    5.10%, 9/5/96*...............    14,925
       3,640    5.04%, 9/12/96*..............     3,618
         892    5.07%, 9/12/96*..............       887
       5,000    5.10%, 9/12/96*..............     4,970
       7,703    5.11%, 9/12/96*..............     7,657
       5,225    5.12%, 9/12/96*..............     5,193
         385    5.07%, 9/19/96*..............       382
       6,651    5.09%, 9/19/96*..............     6,605
       5,410    5.11%, 9/19/96*..............     5,373
       4,828    5.13%, 9/19/96*..............  $  4,794

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------   -----------------------------  ---------
U.S. TREASURY BILLS, CONTINUED:
     $ 5,936    5.14%, 9/19/96*..............     5,895
       5,000    5.04%, 10/3/96*..............     4,956
       1,227    5.09%, 10/3/96*..............     1,216
       3,162    5.11%, 10/3/96*..............     3,134
       3,077    5.11%, 10/10/96*.............     3,046
       5,000    5.15%, 10/10/96*.............     4,950
       5,000    5.05%, 10/17/96*.............     4,946
       2,034    5.09%, 10/17/96*.............     2,012
       7,639    5.11%, 10/17/96*.............     7,556
       4,000    5.07%, 10/24/96*.............     3,953
       5,000    5.12%, 10/24/96*.............     4,940
       5,000    5.34%, 1/9/97*...............     4,881
       5,000    5.24%, 1/23/97*..............     4,873
       5,000    4.91%, 2/6/97*...............     4,871
       5,000    5.11%, 2/6/97*...............     4,866
       5,000    5.16%, 4/3/97*...............     4,825
       5,000    5.32%, 4/3/97*...............     4,819
                                               --------
 Total U.S. Treasury Bills                      234,254
                                               --------
U.S. TREASURY NOTES (12.8%):
      10,000    7.25%, 8/31/96...............    10,013
      10,000    7.25%, 8/31/96...............    10,011
      10,000    6.63%, 3/31/97...............    10,072
       5,000    6.50%, 4/30/97...............     5,031
                                               --------
 Total U.S. Treasury Notes                       35,127
                                               --------
U.S. TREASURY STRIPS (1.8%):
       5,000    5.12%, 11/15/96*.............     4,925
                                               --------
 Total U.S. Treasury Strips                       4,925
                                               --------
 Total                                         $274,306 (a)
                                               ========

------------
Percentages indicated are based on net assets of $273,963.

(a) Cost for federal income tax and financial reporting purposes are the same.

* Discount yield at date of purchase.

                       See notes to financial statements.

                                      LOGO
                                       39
LOGO                                  100% U.S. TREASURY OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996
                              Amounts in Thousands

SHARES OR
PRINCIPAL                                        SECURITY                                        AMORTIZED
 AMOUNT                                         DESCRIPTION                                        COST
---------   -----------------------------------------------------------------------------------  ---------
MUNICIPAL SECURITIES $(90.1%):
California (90.1%)
 $ 5,025    Contra Costa County, Park Regency, Series 1992, 3.70%, 8/1/32, AMT*................  $  5,025
   2,500    Department of Water Resources, 3.35%, 11/29/96.....................................     2,500
   3,300    Health Facilities Authority, Enloe Memorial Hospital, 3.00%, 1/1/16*...............     3,300
   6,800    Health Facilities Authority, Memorial Health Services, 3.25%, 10/1/24*.............     6,800
   6,600    Health Finance Authority, Catholic Healthcare West, 3.25%, 7/1/05*.................     6,600
     900    Health Finance Authority, Catholic Healthcare West, 3.25%, 7/1/09*.................       900
   6,900    Health Finance Authority, Kaiser Permanente Series, 3.25%, 5/1/28*.................     6,900
   1,700    Health Finance Authority, Pooled Program, Series 1990 A, 3.40%, 9/1/20*............     1,700
   2,400    Health Finance Authority, Pooled Program, Series B, 3.40%, 10/1/10*................     2,400
   1,200    Health Finance Authority, Santa Barbara Cottage, 3.25%, 9/1/15*....................     1,200
   1,000    Health Finance Authority, Santa Barbara Cottage, Series B, 3.25%, 9/1/05*..........     1,000
   1,200    Kern County Public Facilities, Project Series B, 3.35%, 8/1/06*....................     1,200
   1,700    Lancaster Multi-Family Housing, Westwood Park Apartments, 3.40%, 12/1/07*..........     1,700
   6,800    Los Angeles County Metro Transportation Authority, Union Station Gateway Project,       6,800
              3.25%, 7/2/25*...................................................................
   4,700    Los Angeles County Transportation, 3.40%, 7/1/12*..................................     4,700
     700    Los Angeles Multi-Family Housing, Crescent Gardens, 3.40%, 7/1/14*.................       700
   3,700    Los Angeles Multi-Family Housing, Series K, 3.25%, 7/1/10*.........................     3,700
   7,500    Los Angeles Multi-Family Housing, Southpark Apartment Project, 3.55%, 12/1/05*.....     7,500
   3,700    Metropolitan Water District of Southern California, 3.25%, 6/1/23..................     3,700
   2,800    Oxnard Housing Authority, Seawood Apartments Project, 3.65%, 12/1/20, AMT*.........     2,800
   7,200    Pollution Control Finance Authority, Burney Forest 1988, 3.70%, 9/1/20, AMT*.......     7,200
   1,900    Pollution Control Finance Authority, Delano Project 1989, 3.65%, 8/1/19, AMT*......     1,900
   2,310    Pollution Control Finance Authority, Delano Project 1990, 3.65%, 8/1/19, AMT*......     2,310
   3,000    Pollution Control Finance Authority, Delano Project 1991, 3.65%, 8/1/19, AMT*......     3,000
   2,600    Pollution Control Finance Authority, Honey Lake Power Project, Series 88, 3.65%,
              9/1/18, AMT......................................................................     2,600
   1,700    Pollution Control Finance Authority, North County Recycling Center, Series B,
              3.40%, 7/1/17*...................................................................     1,700
     500    Pollution Control Finance Authority, Pacific Gas & Electric, Series 88C, 3.35%,
              8/15/96..........................................................................       500

                                   Continued

                                      LOGO
                                       40
LOGO                    CALIFORNIA TAX-FREE FUND

                                 JULY 31, 1996
                              Amounts in Thousands

SHARES OR
PRINCIPAL                                        SECURITY                                        AMORTIZED
 AMOUNT                                         DESCRIPTION                                        COST
                                                                                                 --------
                                                               MUNICIPAL SECURITIES, CONTINUED:
                                                                         California, continued:
 $ 3,200    Pollution Control Finance Authority, Southern California Edison, Series 85C, 3.55%,  $  3,200
              9/24/96..........................................................................
   1,000    Pollution Control Finance Authority, Southern California Edison, Series 85D, 3.35%,     1,000
              9/10/96..........................................................................
   2,600    Pollution Control Finance Authority, Southern California Edison, Series 85C, 3.55%,     2,600
              9/6/96...........................................................................
     500    Pollution Control Finance Authority, Southern California Edison, Series 85C, 3.60%,       500
              1/15/97..........................................................................
   1,550    Pollution Control Finance Authority, Southern California Edison, Series 85C, 3.15%,     1,550
              8/1/96...........................................................................
     500    Pollution Control Finance Authority, Southern California Edison, Series 85C, 3.20%,       500
              9/10/96..........................................................................
   4,000    Pollution Control Finance Authority, Southern California Edison, Series 85C, 3.35%,     4,000
              10/1/96..........................................................................
   1,200    Pollution Control Finance Authority, Southern California Edison, Series 85C, 3.45%,     1,200
              11/14/96.........................................................................
   1,100    Pollution Control Finance Authority, Southern California Edison, Series 86A, 3.40%,     1,100
              2/28/08*.........................................................................
   1,400    Pollution Control Finance Authority, Southern California Edison, Series 86B, 3.40%,     1,400
              2/28/08*.........................................................................
   2,000    Pollution Control Finance Authority, Southern California Edison, Series 86C, 3.40%,     2,000
              2/28/08..........................................................................
   2,200    Pollution Control Finance Authority, Southern California Edison, Series 86D, 3.40%,     2,200
              2/28/08..........................................................................
   2,200    Sacramento County Multi-Family Housing Authority, River Oaks Apartments, 3.55%,         2,200
              9/15/07*.........................................................................
   5,000    San Bernardino County, TRANs, 4.50%, 6/30/97.......................................     5,027
     500    San Jose, Multi-Family Housing, Somerset Park, 3.55%, 11/1/17, AMT*................       500
   2,900    SCAPPA, Revenue, 91 Refunding Series, 3.40%, 7/1/19*...............................     2,900
   3,000    State of California, Tax Exempt Commercial Paper, 3.10%, 8/7/96....................     3,000
   1,000    State of California, Tax Exempt Commercial Paper, 3.35%, 11/14/96..................     1,000
   2,000    State of California, Tax Exempt Commercial Paper, 3.55%, 9/13/96...................     2,000
   6,865    Statewide Community Development Authority, Series 95A, 3.45%, 5/15/25*.............     6,866
     900    Vacaville Multi-Family Housing, The Sycamores Apartments, 3.40%, 4/1/05*...........       900
   1,000    Walnut Creek Multi-Family Housing, Creekside Drive Apartments, 3.40%, 4/1/07*......     1,000
                                                                                                 --------
   Total Municipal Securities                                                                     136,978
                                                                                                 --------

                                   Continued

                                      LOGO
                                       41
LOGO                                             CALIFORNIA TAX-FREE FUND

                                 JULY 31, 1996
                              Amounts in Thousands

SHARES OR
PRINCIPAL                                        SECURITY                                        AMORTIZED
 AMOUNT                                         DESCRIPTION                                        COST
---------   -----------------------------------------------------------------------------------  ---------
INVESTMENT COMPANIES $(7.6%):
   5,214    Goldman Sachs California Tax-Exempt Money Market Fund..............................  $  5,214
   6,312    Provident California Money Market Fund.............................................     6,312
                                                                                                 --------
  Total Investment Companies                                                                       11,526
                                                                                                 --------
  Total                                                                                          $148,504 (a)
                                                                                                 ========

------------
Percentages indicated are based on net assets of $151,979.

(a)  Cost for federal income tax and financial reporting purposes are the same.
  *  Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1996.
   AMT      Alternative Minimum Tax Paper
   TRANs    Tax Revenue Anticipation Notes

                       See notes to financial statements.

                                      LOGO
                                       42
LOGO                    CALIFORNIA TAX-FREE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996
                              Amounts in Thousands

    SHARES OR
    PRINCIPAL                                       SECURITY                                        AMORTIZED
     AMOUNT                                        DESCRIPTION                                        COST
    ---------   ---------------------------------------------------------------------------------   ---------
MUNICIPAL SECURITIES (90.4%):
Arizona (4.8%):
       $1,200   Maricopa County, PCR, Southern California Edison,
                  Series D, 3.25%, 12/1/09.......................................................    $ 1,200
          500   Maricopa County, PCR, Southern California Edison,
                  Series D, 3.35%, 12/1/09.......................................................        500
          400   Maricopa County, PCR, Southern California Edison,
                  Series 85F, 3.50%, 2/1/09......................................................        400
                                                                                                     -------
                                                                                                       2,100
                                                                                                     -------
California (22.7%):
          700   Health Facilities Finance Authority Revenue,
                  Kaiser Permanente Series B, 3.24%, 5/1/28......................................        700
        1,000   Health Facilities Finance Authority Revenue,
                  Memorial Health Services, 3.24%, 10/1/24.......................................      1,000
          100   Los Angeles County Metro Transportation Authority,
                  Union Station Gateway Project, 3.24%, 7/1/25...................................        100
          200   Los Angeles MFH Crescent Gardens Apartments, 3.40%, 7/1/14.......................        200
        1,700   Los Angeles MFH, Series K, 3.49%, 7/1/10.........................................      1,700
          400   Los Angeles MFH, Southpark Apartment Project, 3.54%,
                  12/1/05........................................................................        400
          100   Pollution Control Finance Authority,
                  Burney Forest 1988, 3.70%, 9/1/20, AMT.........................................        100
        1,390   Pollution Control Finance Authority,
                  Delano Project 1990, 3.65%, 8/1/19.............................................      1,390
          200   Pollution Control Finance Authority Revenue,
                  Southern California Edison, Series 85C, 3.15%, 3/1/08..........................        200
          500   Pollution Control Finance Authority Revenue,
                  Southern California Edison, Series 85C, 3.20%, 3/1/08..........................        500
        1,200   Pollution Control Finance Authority Revenue,
                  Southern California Edison, Series 85D, 3.20%, 3/1/08..........................      1,200
          250   Pollution Control Finance Authority Revenue,
                  Southern California Edison, Series 88C, 3.40%, 10/1/20.........................        250

                                   Continued

                                      LOGO
                                       43
LOGO                                                        TAX-FREE FUND

                                 JULY 31, 1996
                              Amounts in Thousands

    SHARES OR
    PRINCIPAL                                       SECURITY                                        AMORTIZED
     AMOUNT                                        DESCRIPTION                                        COST
    ---------   ---------------------------------------------------------------------------------    -------
MUNICIPAL SECURITIES, CONTINUED:
California, continued:
       $1,000   San Bernardino County, TRANS, 4.50%, 6/30/97.....................................    $ 1,005
        1,000   State of California, Tax Exempt Commercial Paper, 3.50%, 10/24/96................      1,000
          300   Statewide Community Development Authority,
                  Series 95A, 3.45%, 5/15/25.....................................................        300
                                                                                                     -------
                                                                                                      10,045
                                                                                                     -------
Florida (6.1%):
          800   Broward County Housing Authority, Welleby Apartments
                  Project, 3.70%, 12/1/06........................................................        800
        1,900   Indian Trace Community Development, Water
                  Management Special Benefit, 3.54%, 11/1/99.....................................      1,900
                                                                                                     -------
                                                                                                       2,700
                                                                                                     -------
Hawaii (4.1%):
        1,800   Hawaii State Housing Finance, Affordable Rental
                  Housing, Series A, 3.54%, 7/1/27...............................................      1,800
                                                                                                     -------
Illinois (4.0%):
          300   Illinois Health Facilities Finance Authority, Methodist
                  Medical Center, Series 1985B, 3.65%, 10/1/14...................................        300
        1,485   Illinois Housing Development Authority, MFH,
                  Revenue, 4.15%, 2/1/24.........................................................      1,485
                                                                                                     -------
                                                                                                       1,785
                                                                                                     -------
Indiana (4.7%):
          600   City of Sullivan, PCR, Hoosier 85, 3.65%, 9/24/96................................        600
        1,000   Jasper County, PCR Indiana Public Services, 3.65%, 11/1/16.......................      1,000
          500   Jasper County, PCR, Indiana Public Services,
                  Series 1988C, 3.25%, 11/1/16...................................................        500
                                                                                                     -------
                                                                                                       2,100
                                                                                                     -------
Kentucky (2.0%):
          885   Clark County, PCR, East Kentucky Power Co-Op,
                  3.40%, 10/15/96................................................................        885
                                                                                                     -------

                                   Continued

                                      LOGO
                                       44
LOGO                    TAX-FREE FUND

                                 JULY 31, 1996
                              Amounts in Thousands

    SHARES OR
    PRINCIPAL                                       SECURITY                                        AMORTIZED
     AMOUNT                                        DESCRIPTION                                        COST
    ---------   ---------------------------------------------------------------------------------    -------
MUNICIPAL SECURITIES, CONTINUED:
Louisiana (3.8%):
       $1,700   Public Facilities
                  Authority for Kenner Hotel, Ltd., 3.65%, 12/1/15...............................    $ 1,700
                                                                                                     -------
Minnesota (0.2%):
          100   Hubbard County Solid Waste Disposal Revenue,
                  Potlatch Corp. Project, Series 1, 3.70%, 8/1/14................................        100
                                                                                                     -------
Missouri (2.7%):
        1,200   St. Charles, Sun River Village Apartments, 3.65%, 12/1/07........................      1,200
                                                                                                     -------
Nevada (4.3%):
        1,900   Clark County Airport, Sub Lien Revenue, Series
                  1995A-1, 3.54%, 7/1/25.........................................................      1,900
                                                                                                     -------
New Mexico (4.3%):
        1,900   Albuquerque Airport Revenue, Sub Lien Revenue,
                  Series 1995, 3.54%, 7/1/14.....................................................      1,900
                                                                                                     -------
New York (4.5%):
          200   GO, Series 1993, 3.70%, 10/1/20..................................................        200
          200   GO, Series 1993, 3.70%, 10/1/22..................................................        200
        1,600   Triborough Bridge Authority, 3.40%, 1/1/24.......................................      1,600
                                                                                                     -------
                                                                                                       2,000
                                                                                                     -------
Oregon (4.0%):
        1,760   Port Morrow Revenue, Portland General Electric
                  Co., Series A, 3.70%, 10/1/13..................................................      1,760
                                                                                                     -------
Pennsylvania (0.5%):
          200   Lehigh County Industrial Development Authority, PCR,
                  Allegheny Electric Co-Op, Inc., Series A, 3.40%, 12/1/15.......................        200
                                                                                                     -------
Rhode Island (0.9%):
          400   State Student Loan Authority, Student Loan Revenue,
                  Series 1995, 3.70%, 7/1/19.....................................................        400
                                                                                                     -------
Texas (4.6%):
        2,040   Amoco Gulf Coast Waste Disposal, 3.65%, 10/1/17..................................      2,040
                                                                                                     -------

                                   Continued

                                      LOGO
                                       45
LOGO                                                        TAX-FREE FUND

                                 JULY 31, 1996
                              Amounts in Thousands

    SHARES OR
    PRINCIPAL                                       SECURITY                                        AMORTIZED
     AMOUNT                                        DESCRIPTION                                        COST
    ---------   ---------------------------------------------------------------------------------   ---------
MUNICIPAL SECURITIES, CONTINUED:
Utah (2.3%):
       $1,000   Emery County, PCR, Pacific Corp. Project, 3.60%, 7/1/15..........................    $ 1,000
                                                                                                     -------
Virginia (8.8%):
        2,100   Alexandria Redevelopment & Housing Authority,
                  MFH Revenue, Crystal City Apartments
                  Project, 3.65%, 12/15/18.......................................................      2,100
          100   Amelia County Industrial Development Authority,
                  Chambers Waste Power Project, Series 1991, 3.85%,
                  7/1/07.........................................................................        100
        1,700   Charles County Industrial Development Authority,
                  Chamber Development of Virginia Inc. Project, 3.85%,
                  10/1/04........................................................................      1,700
                                                                                                     -------
                                                                                                       3,900
                                                                                                     -------
Wyoming (1.1%):
          500   Sweetwater County, PCR, Pacific Corp. Project,
                  Series 1990A, 3.49%, 7/1/15....................................................        500
                                                                                                     -------
   Total Municipal Securities                                                                         40,015
                                                                                                     -------
INVESTMENT COMPANIES (9.0%):
        1,851   Goldman Sachs Tax Exempt National Fund...........................................      1,851
        2,128   SEI Institutional Tax Exempt Money Market Fund...................................      2,128
                                                                                                     -------
   Total Investment Companies                                                                          3,979
                                                                                                     -------
  Total                                                                                              $43,994(a)
                                                                                                     =======

------------
Percentages indicated are based on total net assets of $44,257.

(a) Cost for federal income tax and financial reporting purposes are the same.

   AMT      Alternative Minimum Tax Paper
   GO       General Obligation
   MFH      Multi-Family Housing
   PCR      Pollution Control Revenue
   TRANs    Tax Revenue Anticipation Notes

                       See notes to financial statements.

                                      LOGO
                                       46
LOGO                    TAX-FREE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996
                              Amounts in Thousands

  PRINCIPAL                SECURITY              MARKET
   AMOUNT                 DESCRIPTION             VALUE
-------------   -------------------------------  -------
ASSET BACKED SECURITIES (17.4%):
     $   374    Advanta Mortgage Loan Trust,
                  7.90%, 3/25/07...............  $   375
       1,000    Carco Auto Loan Master Trust,
                  Series 1994-2, 7.88%,
                  8/15/97......................    1,018
         860    Carco Auto Loan Master Trust,
                  Series 1991-3,
                  7.88%,3/15/98................      869
       1,125    Contimortgage Home Equity Loan
                  Trust, 8.09%, 9/15/09........    1,144
       1,000    Contimortgage Home Equity Loan
                  Trust, 8.05%, 7/15/12........    1,016
       1,200    EQCC Home Equity Loan Trust,
                  7.80%, 12/15/10..............    1,196
       1,250    Green Tree Financial Corp.,
                  6.80%, 1/15/26...............    1,221
         500    MBNA Credit Card, 7.25%,
                  6/15/99......................      502
         738    Mid State Trust 4, 8.33%,
                  4/1/30.......................      765
         531    Premier Auto Receivable Trust,
                  4.90%, 10/15/98..............      525
       1,000    Standard Credit Card Master
                  Trust, 4.65%, 3/7/99.........      987
         600    UCFC Home Equity Loan, 7.78%,
                  12/10/06.....................      608
         496    UFSB Grantor Trust, 5.08%,
                  5/15/00......................      489
                                                 -------
  Total Asset Backed Securities                   10,715
                                                 -------
COLLATERALIZED MORTGAGE OBLIGATIONS (14.4%):
Bear Stearns Secured Investors:
         500    7.50%, 1/20/99.................      504
Country Wide Mortgage:
       1,021    6.75%, 3/25/08.................      995
Federal Home Loan Mortgage Corp.:
       1,500    6.25%, 1/15/24.................    1,347

  PRINCIPAL                SECURITY              MARKET
   AMOUNT                 DESCRIPTION             VALUE
-------------   -------------------------------  -------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Federal National Mortgage Assoc.:
     $ 2,000    6.20%, 9/25/02.................  $ 1,928
       1,500    6.50%, 3/25/13.................    1,421
GE Capital Mortgage Service, Inc.:
       1,850    6.50%, 1/25/24.................    1,740
Residential Funding Mortgage:
         950    6.75%, 11/25/07................      910
                                                 -------
  Total Collateralized Mortgage Obligations        8,845
                                                 -------
CORPORATE BONDS (24.7%):
Automotive (3.9%):
       2,290    General Motors Acceptance
                  Corp., 8.00%, 10/1/99........    2,364
                                                 -------
Banking (5.2%):
       1,785    Bank of America, 6.00%,
                  7/15/97......................    1,779
         600    Citicorp, 6.75%, 8/15/05.......      572
         900    U.S. Bancorp, 6.75%,
                  10/15/05.....................      858
                                                 -------
                                                   3,209
                                                 -------
Computer Hardware (1.4%):
         800    IBM Corp., 8.38%, 11/1/19......      861
                                                 -------
Financial Services (1.0%):
         650    Golden West Financial, 6.70%,
                  7/1/02.......................      634
                                                 -------
Governments (Foreign) (2.7%):
         825    Hydro-Quebec, 8.05, 7/7/24.....      869
         785    Norske Hydro, 7.75, 6/15/23....      786
                                                 -------
                                                   1,655
                                                 -------
Industrial Goods & Services (1.3%):
         860    Caterpillar Tractor Co., 6.00%,
                  5/1/07.......................      772
                                                 -------
Retail Stores (5.8%):
         980    J.C. Penney Inc., 6.00%,
                  5/1/06.......................      883
         900    Sears Roebuck Co., 9.25%,
                  8/1/97.......................      925

                                   Continued

                                      LOGO
                                       47
LOGO                                                            BOND FUND

                                 JULY 31, 1996
                              Amounts in Thousands

  PRINCIPAL                SECURITY              MARKET
   AMOUNT                 DESCRIPTION             VALUE
-------------   -------------------------------  -------
CORPORATE BONDS, CONTINUED:
Retail Stores, continued:
     $ 1,850    Wal-Mart Stores, 6.38,
                  3/1/03.......................  $ 1,785
                                                 -------
                                                   3,593
                                                 -------
Telecommunications (3.4%):
       1,500    Bell Atlantic-Maryland, 8.00%,
                  10/15/29.....................    1,581
         500    New England Telephone &
                  Telegraph, 7.88%, 11/15/29...      524
                                                 -------
                                                   2,105
                                                 -------
  Total Corporate Bonds                           15,193
                                                 -------
U.S. GOVERNMENT AGENCIES (19.6%):
Federal Home Loan Bank:
         300    8.38%, 10/25/99................      315
Federal National Mortgage Assoc.:
       1,000    9.05%, 4/10/00.................    1,074
       1,750    5.45%, 10/10/03................    1,610
       1,625    6.50%, 3/1/24, Pool # 276510...    1,526
       1,659    8.50%, 5/1/25, Pool # 303300...    1,696
       1,018    6.50%, 5/1/26, Pool # 342718...      950
Government National Mortgage Association:
       1,836    6.50%, 6/15/23, Pool #
                  354601.......................    1,717
         616    6.50%, 12/15/23, Pool #
                  369270.......................      574
         823    7.50%, 1/15/24, Pool #
                  352844.......................      811
         157    7.50%, 1/15/24, Pool #
                  360285.......................      154
          34    7.50%, 1/15/24, Pool #
                  362734.......................       34
         299    7.50%, 1/15/24, Pool #
                  368677.......................      294

  PRINCIPAL                SECURITY              MARKET
   AMOUNT                 DESCRIPTION             VALUE
-------------   -------------------------------  -------
U.S. GOVERNMENT AGENCIES, CONTINUED:
Government National Mortgage Assoc., continued:
     $   371    7.50%, 2/15/24, Pool #
                  353297.......................  $   366
          70    7.50%, 2/15/24, Pool #
                  336245.......................       69
         906    7.00%, 4/15/24, Pool #
                  392055.......................      869
                                                 -------
  Total U.S. Government Agencies                  12,059
                                                 -------
U.S. TREASURY BONDS (16.4%):
       1,500    10.38%, 11/15/12...............    1,894
       2,500    7.25%, 5/15/16.................    2,546
       2,360    8.75%, 8/15/20.................    2,804
       2,800    7.13%, 2/15/23.................    2,813
                                                 -------
  Total U.S. Treasury Bonds                       10,057
                                                 -------
U.S. TREASURY NOTES (3.1%):
       1,000    8.13%, 2/15/98.................    1,029
         430    9.00%, 5/15/98.................      450
         420    8.50%, 11/15/00................      451
                                                 -------
  Total U.S. Treasury Notes                        1,930
                                                 -------
  Total Investments, at value                     58,799
                                                 -------
REPURCHASE AGREEMENTS (3.6%):
       2,237    C.S. First Boston Corp., 5.62%,
                  8/1/96 (Collateralized by
                  2,046 U.S. Treasury Bonds,
                  8.75%, 11/15/08, market
                  value--$2,287)...............    2,237
                                                 -------
  Total Repurchase Agreements                      2,237
                                                 -------
  Total (Cost--$61,591)(a)                       $61,036
                                                 =======

------------
Percentages indicated are based on net assets of $61,531.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation............................................   $  816
                    Unrealized depreciation............................................   (1,371)
                                                                                          ------
                    Net unrealized depreciation........................................   $ (555)
                                                                                          ======

                       See notes to financial statements.

                                      LOGO
                                       48
LOGO                    BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996
                              Amounts in Thousands

  PRINCIPAL                SECURITY              MARKET
   AMOUNT                 DESCRIPTION             VALUE
-------------   -------------------------------  -------
U.S. GOVERNMENT AGENCIES (95.7%):
Federal Home Loan Bank:
     $   240    9.25%, 11/25/98................  $   254
         200    9.30%, 1/25/99.................      212
          50    5.43%, 2/25/99.................       49
         660    6.31%, 4/6/99..................      656
         330    7.91%, 11/7/01.................      346
Federal Home Loan Mortgage Corp.:
         315    5.88%, 3/22/00.................      307
         240    6.22%, 3/24/03.................      231
Federal National Mortgage Assoc.:
         370    8.20%, 3/10/98.................      380
         255    4.88%, 10/15/98................      247
         215    9.55%, 3/10/99.................      230
         500    8.55%, 8/30/99.................      527

  PRINCIPAL                SECURITY              MARKET
   AMOUNT                 DESCRIPTION             VALUE
-------------   -------------------------------  -------
U.S. GOVERNMENT AGENCIES, CONTINUED:
Federal National Mortgage Assoc., continued:
     $   320    9.05%, 4/10/00.................  $   344
         300    8.25%, 12/18/00................      317
         200    6.16%, 4/3/01..................      195
                                                 -------
  Total U.S. Government Agencies                   4,295
                                                 -------
  Total Investments, at value                      4,295
                                                 -------
REPURCHASE AGREEMENTS (2.7%):
         121    C.S. First Boston Corp., 5.62%,
                  8/1/96, (Collateralized by 99
                  U.S. Treasury Bonds, 10.38%
                  11/15/12, market
                  value--$126).................      121
                                                 -------
  Total Repurchase Agreements                        121
                                                 -------
  Total (Cost--$4,455)(a)                        $ 4,416
                                                 =======

------------

Percentages indicated are based on net assets of $4,490.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation.............................................   $  47
                    Unrealized depreciation.............................................     (86)
                                                                                           -----
                    Net unrealized depreciation.........................................   $ (39)
                                                                                           =====

                       See notes to financial statements

                                      LOGO
                                       49
LOGO                                                 GOVERNMENT BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS (97.8%):
Aerospace (2.0%):
       153,100    B.F. Goodrich Co...........  $  5,550
                                               --------
Banks (12.7%):
       213,650    Banc One Corp..............     7,398
        82,200    BankAmerica Corp...........     6,555
       122,800    Fleet Financial Group,
                    Inc......................     4,973
        77,900    J. P. Morgan & Co..........     6,699
        82,700    National City Corp.........     2,864
        95,050    U.S. Bancorp...............     3,256
        64,700    Wachovia Corp..............     2,863
                                               --------
                                                 34,608
                                               --------
Beverages (2.0%):
        72,000    Anheuser-Busch Co..........     5,382
                                               --------
Business Equipment & Services (0.6%):
        34,600    Pitney Bowes, Inc..........     1,678
                                               --------
Chemicals-Petroleum & Inorganic (2.1%):
        77,200    Dow Chemical Co............     5,742
                                               --------
Chemicals-Specialty (1.8%):
        55,200    Betz Labs, Inc.............     2,505
        83,500    Witco Corp.................     2,421
                                               --------
                                                  4,926
                                               --------
Commercial Goods & Services (1.2%):
        87,000    National Services
                    Industries, Inc..........     3,317
                                               --------
Consumer Goods & Services (1.2%):
        36,600    Clorox Co..................     3,326
                                               --------
Cosmetics & Toiletries (0.9%):
        56,300    International Flavors &
                    Fragrances, Inc..........     2,407
                                               --------
Electrical Equipment (1.0%):
        70,800    Thomas & Betts Corp........     2,584
                                               --------

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS, CONTINUED:
Environmental Services (0.3%):
        37,700    Browning-Ferris Industries,
                    Inc......................  $    844
                                               --------
Financial Services (3.2%):
       105,100    American General Corp......     3,652
        33,800    Beneficial Corp............     1,825
       106,700    Federal National Mortgage
                    Assoc....................     3,388
                                               --------
                                                  8,865
                                               --------
Food & Related (2.6%):
        94,300    General Mills, Inc.........     5,116
        63,150    H.J. Heinz Co..............     2,092
                                               --------
                                                  7,208
                                               --------
Forest & Paper Products (4.8%):
        43,700    Georgia-Pacific Corp.......     3,267
        92,470    International Paper Co.....     3,502
       154,700    Weyerhaeuser Co............     6,459
                                               --------
                                                 13,228
                                               --------
Health Care (5.9%):
        77,000    Bristol-Myers Squibb Co....     6,670
       102,000    Pharmacia & Upjohn Co......     4,208
        48,800    SmithKline Beecham PLC
                    ADR......................     2,623
        44,100    Warner-Lambert Co..........     2,403
                                               --------
                                                 15,904
                                               --------
Insurance-Life (0.8%):
        45,125    Jefferson Pilot Corp.......     2,369
                                               --------
Insurance-Multiline (1.8%):
        53,600    Marsh & McLennan Cos.,
                    Inc......................     4,857
                                               --------

                                   Continued

                                      LOGO
                                       50
LOGO                    INCOME EQUITY FUND

                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
-------------   -------------------------------  -------
COMMON STOCKS, CONTINUED:
Insurance-Property & Casualty (3.1%):
        42,500    Lincoln National Corp......  $  1,812
        78,300    SAFECO Corp................     2,696
        70,800    St. Paul Cos., Inc.........     3,664
                                               --------
                                                  8,172
                                               --------
Machinery & Equipment (1.2%):
        80,900    Cooper Industries, Inc.....     3,185
                                               --------
Medical Equipment & Supplies (0.6%):
        39,000    Baxter International,
                    Inc......................     1,623
                                               --------
Motor Vehicle Parts (0.9%):
        58,500    Genuine Parts Co...........     2,479
                                               --------
Motor Vehicles (0.9%):
        86,600    Chrysler Corp..............     2,457
                                               --------
Multiple Industry (3.1%):
        43,300    General Electric Co........     3,567
        76,000    Minnesota Mining &
                    Manufacturing Co.........     4,940
                                               --------
                                                  8,507
Petroleum-Domestic (4.5%):
        73,200    Atlantic Richfield Co......     8,491
        83,400    Dresser Industries Inc.....     2,252
        41,700    Phillips Petroleum Co......     1,647
                                               --------
                                                 12,390
                                               --------
Petroleum-Internationals (7.3%):
        95,300    Amoco Corp.................     6,373
        58,300    Chevron Corp...............     3,374
        52,300    Exxon Corp.................     4,302
        68,500    Texaco, Inc................     5,822
                                               --------
                                                 19,871
                                               --------
Publishing (0.9%):
        61,400    McGraw-Hill, Inc...........     2,395
                                               --------
      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
-------------   -------------------------------  -------
COMMON STOCKS, CONTINUED:
Railroad (0.5%):
        20,500    Union Pacific Corp.........  $  1,404
                                               --------
Retail-General Merchandise (4.1%):
       173,100    J.C. Penney, Inc...........     8,612
        59,000    May Department Stores
                    Co.......................     2,647
                                               --------
                                                 11,259
                                               --------
Telecommunications (7.2%):
        25,600    Ameritech Corp.............     1,421
        67,300    Bell Atlantic Corp.........     3,979
        63,400    BellSouth Corp.............     2,599
       118,500    GTE Corp...................     4,888
        91,300    Nynex Corp.................     4,097
        86,170    U.S. West, Inc.............     2,618
                                               --------
                                                 19,602
                                               --------
Tobacco (6.5%):
        94,500    American Brands, Inc.......     4,300
        85,400    Phillip Morris Cos.,
                    Inc......................     8,935
       139,400    UST, Inc...................     4,635
                                               --------
                                                 17,870
                                               --------
Utilities-Electric (8.3%):
       123,400    Baltimore Gas & Electric
                    Co.......................     3,178
       115,400    Central & South West
                    Corp.....................     3,087
        36,600    Dominion Resources.........     1,377
        72,500    Florida Progress Corp......     2,429
        70,000    PacifiCorp.................     1,461
       118,900    Teco Energy, Inc...........     2,764
       102,400    Texas Utilities Co.........     4,301
       147,200    Wisconsin Energy Corp......     3,919
                                               --------
                                                 22,516
                                               --------

                                   Continued

                                      LOGO
                                       51
LOGO                                                   INCOME EQUITY FUND

                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS, CONTINUED:
Utilities--Gas & Pipeline (3.8%):
       128,200    Consolidated Natural Gas
                    Co.......................  $  6,458
        44,100    Nicor, Inc.................     1,251
        51,500    Tenneco, Inc...............     2,537
                                               --------
                                                 10,246
                                               --------
  Total Common Stocks                           266,771
                                               --------
  Total Investments, at value                   266,771
                                               --------
      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
REPURCHASE AGREEMENTS (1.8%):
    $4,857,527    C. S. First Boston Corp.,
                    5.62%, 8/1/96
                    (Collateralized by 3,888
                    U.S. Treasury Bonds,
                    10.38%, 11/15/12, market
                    value--$4,961)...........  $  4,858
                                               --------
  Total Repurchase Agreements                     4,858
                                               --------
  Total (Cost--$237,280)(a)                    $271,629
                                               ========

------------

Percentages indicated are based on net assets of $272,803.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $64 (amount in thousands). Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation..........................................   $ 38,217
                    Unrealized depreciation..........................................     (3,932)
                                                                                        --------
                    Net unrealized appreciation......................................   $ 34,285
                                                                                         =======

ADR -- American Depository Receipt
PLC -- Public Limited Company

                       See notes to financial statements.

                                      LOGO
                                       52
LOGO                    INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
ASSET BACKED SECURITIES (4.0%)
    $  205,000    Carco Auto Loan Master
                    Trust, Series 1994-2,
                    7.88%, 3/15/98...........  $    207
       190,000    Carco Auto Loan Master
                    Trust, Series 1991-3,
                    7.88%, 8/15/97...........       194
       200,000    Contimortgage Home Equity
                    Loan Trust, 8.09%,
                    9/15/09..................       203
       200,000    Contimortgage Home Equity
                    Loan Trust, 7.44%,
                    9/15/12..................       197
       250,000    Green Tree Financial Corp.,
                    6.80%, 1/15/26...........       244
       400,000    Standard Credit Card
                    MasterTrust, 4.65%,
                    3/7/99...................       395
       165,324    UFSB Grantor Trust, 5.08%,
                    5/15/00..................       163
                                               --------
   Total Asset Backed Securities                  1,603
                                               --------
COLLATERALIZED MORTGAGE OBLIGATIONS (2.3%):
        86,516    Country Wide Mortgage,
                    6.75%, 3/25/08...........        84
       500,000    Federal Home Loan Mortgage
                    Corp., 6.25%, 1/15/24....       449
       250,000    GE Capital Mortgage
                    Service, Inc., 1994-1,
                    6.50%, 1/25/24...........       235
       175,000    Residential Funding
                    Mortgage, 6.75%,
                    11/25/07.................       168
                                               --------
   Total Collateralized Mortgage Obligations
                                                    936
                                               --------

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS (52.6%):
Aerospace (0.5%):
         5,800    B.F. Goodrich Co...........  $    210
                                               --------
Air Transportation (0.4%):
         1,300    Federal Express Corp.
                    (b)......................       101
         2,200    Southwest Airlines Co......        55
                                               --------
                                                    156
                                               --------
Banks (3.9%):
         2,970    Banc One Corp..............       103
         4,800    BankAmerica Corp...........       383
         3,300    Chase Manhattan Corp.......       229
         8,000    Fleet Financial Group,
                    Inc......................       324
         1,300    J.P. Morgan & Co...........       112
         3,300    National City Corp.........       114
         6,000    Norwest Corp...............       213
         2,400    Wachovia Corp..............       106
                                               --------
                                                  1,584
                                               --------
Beverages (2.5%):
         6,200    Anheuser-Busch Co..........       463
         5,600    Coca-Cola Co...............       263
         8,200    PepsiCo, Inc...............       259
                                               --------
                                                    985
                                               --------
Building Materials (0.4%):
         5,600    Masco Corp.................       156
                                               --------
Business Equipment & Services (0.6%):
         1,900    Dun & Bradstreet Corp......       109
         2,800    Pitney Bowes, Inc..........       136
                                               --------
                                                    245
                                               --------

                                   Continued

                                      LOGO
                                       53
LOGO                                                        BALANCED FUND

                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS, CONTINUED:
Chemicals--Petroleum & Inorganic (0.9%):
         1,400    Dow Chemical Co............  $    104
         1,400    duPont, (E.I.) de Nemours
                    Co.......................       113
         5,000    Monsanto Corp..............       156
                                               --------
                                                    373
                                               --------
Chemicals--Specialty (0.3%):
         3,000    Betz Labs, Inc.............       136
                                               --------
Commercial Goods & Services (0.3%):
         3,000    National Services
                    Industries, Inc..........       114
                                               --------
Computers--Main & Mini (0.5%):
         2,000    International Business
                    Machines Corp............       216
                                               --------
Computers (0.3%):
         2,800    Seagate Technology, Inc.
                    (b)......................       136
                                               --------
Computer Software (1.0%):
         1,900    Electronic Data Systems
                    Corp. (b)................       101
         1,300    Microsoft Corp. (b)........       153
         2,400    Shared Medical Systems
                    Corp.....................       132
                                               --------
                                                    386
                                               --------
Construction Materials (0.3%):
         3,700    Fleetwood Enterprises,
                    Inc......................       112
                                               --------
Cosmetics & Toiletries (0.8%):
         2,900    Colgate-Palmolive Co.......       228
         2,600    International Flavors &
                    Fragrances, Inc..........       111
                                               --------
                                                    339
                                               --------
Defense (0.7%):
         5,400    Raytheon Co................       262
                                               --------
      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS, CONTINUED:
Electrical Equipment (4.5%):
         7,600    AMP, Inc...................  $    294
         2,600    Duracell International,
                    Inc......................       117
         2,500    Emerson Electric Co........       211
         7,700    General Electric Co........       634
         5,600    Intel Corp.................       421
         3,300    Thomas & Betts Corp........       120
                                               --------
                                                  1,797
                                               --------
Electronics (0.6%):
         4,800    Motorola, Inc..............       259
                                               --------
Electronic Instruments (0.4%):
         4,100    Texas Instruments, Inc.....       177
                                               --------
Environmental Services (0.3%):
         6,000    Browning-Ferris Industries,
                    Inc......................       134
                                               --------
Financial Services (1.2%):
         6,600    American General Corp......       230
         7,600    Federal National Mortgage
                    Assoc....................       241
                                               --------
                                                    471
                                               --------
Food & Related (1.6%):
         3,700    General Mills, Inc.........       201
         6,450    H. J. Heinz Co.............       213
         1,500    Hershey Foods Corp.........       123
         1,700    Ralston-Purina Co..........       107
                                               --------
                                                    644
                                               --------
Forest & Paper Products (1.4%):
         2,700    Georgia Pacific Corp.......       202
         2,200    International Paper Co.....        83

                                   Continued

                                      LOGO
                                       54
LOGO                    BALANCED FUND

                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS, CONTINUED:
Forest & Paper Products, continued:
         1,500    Kimberly Clark Corp........  $    114
         4,000    Weyerhaeuser Co............       167
                                               --------
                                                    566
                                               --------
Health Care--General (1.1%):
         2,500    Bristol-Myers Squibb Co....       217
         5,000    Johnson & Johnson..........       239
                                               --------
                                                    456
                                               --------
Hospital Supply & Management (0.5%):
         4,100    Columbia/HCA Healthcare
                    Corp.....................       210
                                               --------
Household--General Products (0.4%):
         6,100    Rubbermaid, Inc............       175
                                               --------
Insurance--Life (0.3%):
         2,250    Jefferson Pilot Corp.......       118
                                               --------
Insurance--Multiline (0.9%):
         1,761    Allstate Corp..............        79
         3,300    Marsh & McLennan
                    Cos., Inc................       299
                                               --------
                                                    378
                                               --------
Insurance--Property & Casualty (1.0%):
         1,500    General Re Corp............       220
         2,100    Hartford Steam Boiler
                    Inspection & Insurance
                    Co.......................        92
         1,900    St. Paul Cos., Inc.........        98
                                               --------
                                                    410
                                               --------
Machinery & Equipment (0.5%):
         4,300    Snap-On, Inc...............       191
                                               --------
Manufacturing (0.7%):
           500    Imation Corp. (b)..........        11
         2,700    Ingersoll-Rand Co..........       115
         2,500    Service Corp.
                    International............       138
                                               --------
                                                    264
                                               --------
      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS, CONTINUED:
Medical Equipment & Supplies (0.5%):
         5,000    Baxter International,
                    Inc......................  $    208
                                               --------
Motor Vehicle Parts (0.3%):
         2,400    Genuine Parts Co...........       102
                                               --------
Motor Vehicles (0.5%):
         5,900    Ford Motor Co..............       192
                                               --------
Multiple Industry (1.8%):
        10,800    Corning, Inc...............       398
         5,000    Minnesota Mining &
                    Manufacturing Co.........       325
                                               --------
                                                    723
                                               --------
Petroleum--Domestic (1.2%):
         1,900    Atlantic Richfield Co......       220
         6,700    Phillips Petroleum Co......       265
                                               --------
                                                    485
                                               --------
Petroleum--Internationals (3.2%):
         4,600    Amoco Corp.................       308
         5,600    Chevron Corp...............       324
         2,700    Exxon Corp.................       222
         2,000    Mobil Corp.................       221
         2,400    Texaco, Inc................       204
                                               --------
                                                  1,279
                                               --------
Petroleum--Services (0.9%):
         9,300    Baker Hughes, Inc..........       273
         2,000    Halliburton Co.............       104
                                               --------
                                                    377
                                               --------

                                   Continued

                                      LOGO
                                       55
LOGO                                                        BALANCED FUND

                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS, CONTINUED:
Pharmaceuticals (2.3%):
         2,600    Abbott Laboratories........  $    114
         3,800    Merck & Co., Inc...........       244
         3,300    Pfizer, Inc................       231
         1,800    Schering-Plough Corp.......        99
         4,600    Warner Lambert Co..........       251
                                               --------
                                                    939
                                               --------
Photographic Equipment (0.3%):
         1,600    Eastman Kodak Co...........       120
                                               --------
Publishing (0.6%):
         3,500    Gannett Co., Inc...........       230
                                               --------
Railroad (1.0%):
         3,100    Burlington Northern Santa
                    Fe.......................       245
         2,100    Union Pacific Corp.........       144
                                               --------
                                                    389
                                               --------
Restaurants (0.2%):
         6,800    Brinker International,
                    Inc. (b).................        89
                                               --------
Retail--General Merchandise (1.3%):
         4,400    J.C. Penney, Inc...........       219
         2,800    Sears Roebuck & Co.........       115
         6,900    Wal-Mart Stores, Inc.......       165
                                               --------
                                                    499
                                               --------
Retail--Specialty Stores (0.5%):
         5,500    Albany International, Class
                    A........................       102
         2,200    Home Depot, Inc............       111
                                               --------
                                                    213
                                               --------
Tobacco (1.2%):
         2,500    Phillip Morris Cos.,
                    Inc......................       262
         6,200    UST, Inc...................       206
                                               --------
                                                    468
                                               --------
      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS, CONTINUED:
Tools (0.3%):
         3,800    Stanley Works..............  $    108
                                               --------
Toys (0.3%):
         4,250    Mattel, Inc................       105
                                               --------
Utilities--Electric (2.5%):
         4,600    FPL Group, Inc.............       209
         9,500    PacifiCorp.................       198
         9,000    Potomac Electric Power
                    Co. (b)..................       217
         6,500    Public Service Enterprise
                    Group, Inc...............       170
         5,100    Texas Utilities Co.........       214
                                               --------
                                                  1,008
                                               --------
Utilities--Gas & Pipeline (0.9%):
         2,600    Consolidated Natural Gas
                    Co.......................       131
         4,100    Pacific Enterprises........       121
         1,900    Tenneco, Inc...............        94
                                               --------
                                                    346
                                               --------
Utilities--Telephone (4.0%):
        11,400    AirTouch Communications,
                    Inc. (b).................       313
         3,800    Ameritech Corp.............       211
         4,500    AT&T Corp..................       235
         5,000    BellSouth Corp.............       205
         2,100    DSC Communications
                    Corp. (b)................        63
         5,700    GTE Corp...................       235
           400    Lucent Technologies,
                    Inc......................        15
         3,500    MCI Telecommunications
                    Corp.....................        86

                                   Continued

                                      LOGO
                                       56
LOGO                    BALANCED FUND

                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS, CONTINUED:
Utilities--Telephone, continued:
         4,000    Network Equipment
                    Technologies, Inc. (b)...  $     53
         6,100    U.S. West, Inc.............       185
                                               --------
                                                  1,601
                                               --------
   Total Common Stocks                           21,141
                                               --------
CORPORATE BONDS (6.8%):
Automotive (1.6%):
    $  300,000    Ford Capital, 9.38%,
                    1/1/98...................       312
       305,000    General Motors Acceptance
                    Corp., 8.00%, 10/1/99....       315
                                               --------
                                                    627
                                               --------
Banking (1.1%):
       215,000    Bank of America, 6.00%,
                    7/15/97..................       214
       100,000    Citicorp, 6.75%, 8/15/05...        96
       150,000    U.S. Bancorp, 6.75%,
                    10/15/05.................       143
                                               --------
                                                    453
                                               --------
Beverages (0.2%):
        95,000    Bass America, Inc., 6.75%,
                    8/1/99...................        95
                                               --------
Computer Hardware (0.5%):
       200,000    IBM Corp., 8.38%,11/1/19...       215
                                               --------
Financial Services (0.2%):
       100,000    Golden West Financial
                    Corp., 6.70%, 7/1/02.....        97
                                               --------
Governments (Foreign) (0.8%):
    $  100,000    Hydro-Quebec, 8.05%,
                    7/7/24...................       106
       215,000    Norske Hydro, 7.75%,
                    6/15/23..................       215
                                               --------
                                                    321
                                               --------

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
CORPORATE BONDS, CONTINUED:
Industrial Goods & Services (0.5%):
       205,000    Caterpillar Tractor Co.,
                    6.00%, 5/1/07............  $    184
                                               --------
Retail Stores (1.1%):
       100,000    J.C. Penney, Inc., 6.00%,
                    5/1/06...................        90
       150,000    Sears Roebuck Co., 9.25%,
                    8/1/97...................       154
       200,000    Wal-Mart Stores, Inc.,
                    6.38%, 3/1/03............       193
                                               --------
                                                    437
                                               --------
Telecommunications (0.8%):
       175,000    Bell Atlantic Maryland,
                    8.00%,10/15/29...........       184
       125,000    New England Telephone &
                    Telegraph Co., 7.88%,
                    11/15/29.................       131
                                               --------
                                                    315
                                               --------
   Total Corporate Bonds                          2,744
                                               --------
U.S. GOVERNMENT AGENCIES (10.2%):
Federal National Mortgage Assoc.:
     1,350,000    5.45%, 10/10/03............     1,242
       316,003    6.50%, 3/1/24, Pool
                    #276510..................       297
       999,999    8.00%, 7/1/26..............     1,006

                                   Continued

                                      LOGO
                                       57
LOGO                                                        BALANCED FUND

                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
U.S. GOVERNMENT AGENCIES, CONTINUED:
Government National Mortgage Assoc.
    $   95,076    6.50%, 2/15/24, Pool
                    #388599..................  $     88
       484,019    7.50%, 5/15/24, Pool
                    #386494..................       476
     1,016,375    7.00%, 2/15/26.............       972
                                               --------
   Total U.S. Government Agencies                 4,081
                                               --------
U.S. TREASURY BONDS (6.3%):
     1,150,000    7.25%, 5/15/16.............     1,171
       205,000    8.75%, 8/15/20.............       244
     1,125,000    7.13%, 2/15/23.............     1,130
                                               --------
   Total U.S. Treasury Bonds                      2,545
                                               --------
U.S. TREASURY NOTES (8.0%):
       200,000    8.13%, 2/15/98.............       206
     1,000,000    8.25%, 7/15/98.............     1,037

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
U.S. TREASURY NOTES, CONTINUED:
    $1,000,000    5.50%, 4/15/00.............  $    969
       500,000    8.50%, 11/15/00............       536
       500,000    5.88%, 2/15/04.............       475
                                               --------
  Total U.S. Treasury Notes                       3,223
                                               --------
  Total Investments, at value                    36,273
                                               --------
REPURCHASE AGREEMENTS (9.4%):
     3,786,776    C.S. First Boston Corp.,
                    Repurchase Agreement,
                    5.62%, 8/1/96
                    (Collateralized by 3,033
                    U.S. Treasury Bonds,
                    10.38%, 11/15/12 , market
                    value $3,870)............     3,787
                                               --------
  Total Repurchase Agreements                     3,787
                                               --------
  Total (Cost--$35,946)(a)                     $ 40,060
                                               ========

------------

Percentages indicated are based on net assets of $40,196.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $14 (amount in thousands). Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation..........................................   $  4,702
                    Unrealized depreciation..........................................       (602)
                                                                                        --------
                    Net unrealized appreciation......................................   $  4,100
                                                                                         =======

(b) Represents non-income producing securities.

                       See notes to financial statements.

                                      LOGO
                                       58
LOGO                    BALANCED FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------  -----------------------------    ------
COMMON STOCKS (98.2%):
Aerospace (2.0%):
       24,565   B.F. Goodrich................  $    890
                                               --------
Banks (8.4%):
       10,365   BankAmerica Corp.............       827
        3,280   Barnett Banks, Inc...........       201
       16,030   Chase Manhattan..............     1,114
       16,830   Fleet Financial Group,
                  Inc........................       681
        3,825   Wells Fargo & Co.............       891
                                               --------
                                                  3,714
                                               --------
Beverages (5.4%):
        8,985   Anheuser-Busch Co............       672
       19,215   Coca-Cola Co.................       901
       26,390   PepsiCo, Inc.................       834
                                               --------
                                                  2,407
                                               --------
Business Equipment & Services (0.3%):
        9,080   OfficeMax, Inc. (b)..........       120
                                               --------
Capital Equipment (0.5%):
        3,240   Illinois Tool Works..........       209
                                               --------
Chemicals--Petroleum & Inorganic (0.4%):
        3,750   Hercules, Inc................       188
                                               --------
Computers--Main & Mini (4.0%):
        9,610   Ceridan Corp. (b)............       418
       14,660   Hewlett Packard Co...........       645
        4,375   International Business
                  Machines...................       472
        4,685   Silicon Graphics, Inc. (b)...       110
        2,140   Sun Microsystems, Inc. (b)...       117
                                               --------
                                                  1,762
                                               --------

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------  -----------------------------    ------
COMMON STOCKS, CONTINUED:
Computer Software (10.6%):
        2,885   Automatic Data Processing,
                  Inc........................  $    114
       17,005   Cisco Systems (b)............       880
       11,888   Computer Associates
                  International, Inc.........       605
        3,355   Computer Sciences (b)........       228
       17,770   Electronic Data Systems
                  Corp. (b)..................       940
       11,588   First Data Corp..............       899
        3,705   Microsoft Corp. (b)..........       437
       10,045   Oracle Systems Corp. (b).....       393
        5,350   Parametric Technology Corp.
                  (b)........................       223
                                               --------
                                                  4,719
                                               --------
Computers (2.0%):
        5,840   Digital Equipment (b)........       207
       14,390   Seagate Technology (b).......       696
                                               --------
                                                    903
                                               --------
Consumer Goods & Services (1.6%):
       21,715   Xilinx, Inc. (b).............       703
                                               --------
Cosmetics & Toiletries (4.1%):
        4,720   Avon Products................       208
        5,485   Colgate-Palmolive Co.........       430
       15,360   Gillette Co..................       977
        5,110   Ingersoll-Rand Co............       218
                                               --------
                                                  1,833
                                               --------
Durable Goods (0.6%):
       15,870   Coleman, Inc. (b)............       282
                                               --------
Electronics (0.6%):
        5,170   Motorola, Inc................       279
                                               --------

                                   Continued

                                      LOGO
                                       59
LOGO                                                          GROWTH FUND

                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------  -----------------------------    ------
COMMON STOCKS, CONTINUED:
Electrical Equipment (6.5%):
        5,480   AMP, Inc.....................  $    212
       10,640   Duracell International,
                  Inc........................       480
       11,860   General Electric Co..........       977
       13,275   Intel Corp...................       997
       14,810   National Semiconductor
                  Corp. (b)..................       209
                                               --------
                                                  2,875
                                               --------
Electronic Components (0.2%):
        3,245   Applied Materials, Inc.
                  (b)........................        77
                                               --------
Electronic Instruments (0.4%):
        4,220   Texas Instruments, Inc.......       183
                                               --------
Entertainment (0.8%):
        7,080   Circus Circus Enterprises,
                  Inc. (b)...................       217
        6,715   Harrah's Entertainment (b)...       148
                                               --------
                                                    365
                                               --------
Financial Services (7.2%):
       14,835   American Express Co..........       649
        5,745   Federal Home Loan Mortgage
                  Corp.......................       484
       30,635   Federal National Mortgage
                  Assoc......................       973
        1,405   Household International,
                  Inc........................       105
       10,926   Mutual Risk Management
                  Ltd........................       307
       15,935   Travelers Corp. (b)..........       673
                                               --------
                                                  3,191
                                               --------
Food & Related (1.6%):
        2,550   General Mills, Inc...........       138
        2,950   Hershey Foods................       242
        5,397   Ralston-Purina Co............       339
                                               --------
                                                    719
                                               --------
    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------  -----------------------------    ------
COMMON STOCKS, CONTINUED:
Forest & Paper Products (1.1%):
        5,605   Albany International Corp.,
                  Class A....................  $    104
        1,220   Georgia Pacific Corp.........        91
        2,340   International Paper Co.......        89
        5,280   Weyerhaeuser Co..............       220
                                               --------
                                                    504
                                               --------
Healthcare--Drugs (8.1%):
        4,962   Abbott Laboratories..........       218
        3,820   American Home Products
                  Corp.......................       217
        8,501   Amgen, Inc. (b)..............       464
        7,240   Merck & Co...................       465
        9,090   Pfizer, Inc..................       635
       15,850   Pharmacia & Upjohn Co........       654
       11,240   Schering Plough Corp.........       620
        6,270   Warner-Lambert Co............       342
                                               --------
                                                  3,615
                                               --------
Healthcare--General (2.0%):
       18,230   Johnson & Johnson............       870
                                               --------
Hospital Supply & Management (0.5%):
        4,081   Columbia/HCA Healthcare
                  Corp.......................       209
                                               --------
Hotel Management & Related Services (0.4%):
        7,392   Promus Hotel Corp. (b).......       202
                                               --------
Household-General Products (0.5%):
        2,270   Proctor & Gamble Co..........       203
                                               --------
Insurance--Multiline (0.5%):
        2,547   Allstate Corp................       114
        1,400   Marsh & McLennan Cos.,
                  Inc........................       127
                                               --------
                                                    241
                                               --------

                                   Continued

                                      LOGO
                                       60
LOGO                    GROWTH FUND

                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------  -----------------------------    ------
COMMON STOCKS, CONTINUED:
Insurance--Property & Casualty (2.3%):
        5,955   American International Group,
                  Inc........................  $    560
        1,560   General Re Corp..............       229
        2,985   MBIA, Inc....................       226
                                               --------
                                                  1,015
                                               --------
Leisure Time Industry (2.2%):
       17,405   The Walt Disney Co...........       968
                                               --------
Machinery & Equipment (0.4%):
        5,275   Deere & Co...................       189
                                               --------
Manufacturing (1.1%):
        8,480   Service Corp.
                  International..............       468
                                               --------
Medical Equipment & Supplies (1.3%):
        6,469   Chiron Corp. (b).............       569
                                               --------
Petroleum--Internationals (2.1%):
        7,515   Amoco Corp...................       503
        5,305   Exxon Corp...................       436
                                               --------
                                                    939
                                               --------
Petroleum--Services (1.3%):
        4,835   Baker Hughes, Inc............       142
        3,655   Dresser Industries Inc.......        99
        4,520   Halliburton Co...............       236
        1,215   Schlumberger Ltd.............        97
                                               --------
                                                    574
                                               --------
Pharmaceuticals (2.0%):
       17,370   ALZA Corp., Class A (b)......       430
        4,900   Astra AB, Class A (b)........       207
        4,500   SmithKline Beecham
                  PLC-ADR....................       242
                                               --------
                                                    879
                                               --------
    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------  -----------------------------    ------
COMMON STOCKS, CONTINUED:
Publishing (2.0%):
       13,535   Gannett Co., Inc.............  $    888
                                               --------
Restaurants (2.5%):
       23,720   McDonald's Corp..............     1,100
                                               --------
Retail--Food Stores (0.8%):
        9,425   Safeway, Inc. (b)............       339
                                               --------
Retail--General Merchandise (1.5%):
       11,480   Price/Costco, Inc. (b).......       235
       10,625   Sears Roebuck & Co...........       436
                                               --------
                                                    671
                                               --------
Retail--Speciality Stores (1.4%):
        8,190   Home Depot, Inc..............       414
        7,215   Toys R Us (b)................       190
                                               --------
                                                    604
                                               --------
Telecommunications (1.3%):
       12,585   Airtouch (b).................       346
        6,555   Lucent Technologies, Inc.....       243
                                               --------
                                                    589
                                               --------
Telecommunications--Equipment (0.2%):
        5,115   Network Equipment
                  Technologies (b)...........        68
                                               --------
Tobacco (2.3%):
        8,700   Phillip Morris Cos., Inc.....       910
        3,105   UST..........................       103
                                               --------
                                                  1,013
                                               --------
Toys (1.4%):
       25,040   Mattel, Inc..................       620
                                               --------
Utilities--Gas & Pipeline (0.3%):
        2,305   Tenneco, Inc.................       114
                                               --------

                                   Continued

                                      LOGO
                                       61
LOGO                                                          GROWTH FUND

                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------  -----------------------------    ------
COMMON STOCKS, CONTINUED:
Utilities--Telephone (1.5%):
        3,550   Ameritech Corp...............  $    197
        5,260   AT&T Corp....................       274
        4,500   GTE Corp.....................       186
                                               --------
                                                    657
                                               --------
 Total Common Stocks                             43,527
                                               --------
 Total Investments, at value                     43,527
                                               --------
    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------   -----------------------------  ---------
REPURCHASE AGREEMENTS (2.0%):
    $ 899,983   C. S. First Boston Corp.,
                  5.62%, 8/1/96
                  (Collateralized by 825 U.S.
                  Treasury Bonds, 8.75%,
                  11/15/08, market
                  value--$922)...............  $    900
                                               --------
 Total Repurchase Agreements                        900
                                               --------
 Total (Cost -- $40,510)(a)                    $ 44,427
                                               ========

------------

Percentages indicated are based on net assets of $44,338.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $208 (amount in thousands). Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation..........................................   $  5,175
                    Unrealized depreciation..........................................     (1,466)
                                                                                        --------
                    Net unrealized appreciation......................................   $  3,709
                                                                                         =======

(b) Represents non-income producing securities.

ADR -- American Depository Receipt
PLC -- Public Limited Company

                       See notes to financial statements.

                                      LOGO
                                       62
LOGO                    GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amounts)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------   -----------------------------  ---------
COMMON STOCKS (94.0%):
Aerospace (0.9%):
        1,600   B.F. Goodrich Co.............  $     58
                                               --------
Air Transportation (0.9%):
          500   Federal Express Corp. (b)....        39
          800   Southwest Airlines Co........        20
                                               --------
                                                     59
                                               --------
Banks (6.5%):
          870   Banc One Corp................        30
          900   BankAmerica Corp.............        72
        1,000   Chase Manhattan Corp.........        69
        2,200   Fleet Financial Group,
                  Inc........................        89
          500   J. P. Morgan & Co............        43
          900   National City Corp...........        31
        1,500   Norwest Corp.................        53
          600   Wachovia Corp................        27
                                               --------
                                                    414
                                               --------
Beverages (4.6%):
        2,000   Anheuser-Busch Co............       149
        1,600   Coca-Cola Co.................        75
        2,200   PepsiCo, Inc.................        70
                                               --------
                                                    294
                                               --------
Building Materials (0.9%):
        2,000   Masco Corp...................        56
                                               --------
Business Equipment & Services (0.9%):
          500   Dun & Bradstreet Corp........        29
          600   Pitney Bowes, Inc............        29
                                               --------
                                                     58
                                               --------
Chemicals--Petroleum & Inorganic (1.2%):
          400   Dow Chemical Co..............        30
          400   du Pont (E.I.) de Nemours
                  Co.........................        32
          500   Monsanto Corp................        16
                                               --------
                                                     78
                                               --------

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------   -----------------------------  ---------
COMMON STOCKS, CONTINUED:
Chemicals--Specialty (0.5%):
          700   Betz Labs, Inc...............  $     32
                                               --------
Commercial Goods & Services (0.5%):
          900   National Services Industries,
                  Inc........................        34
                                               --------
Computer (0.7%):
          900   Seagate Technology, Inc.
                  (b)........................        44
                                               --------
Computer--Main & Mini (1.0%):
          600   International Business
                  Machines Corp..............        65
                                               --------
Computer Software (1.9%):
          600   Electronic Data Systems Corp.
                  (b)........................        32
          600   Microsoft Corp. (b)..........        70
          400   Shared Medical Systems
                  Corp.......................        22
                                               --------
                                                    124
                                               --------
Construction Materials (0.5%):
        1,100   Fleetwood Enterprises,
                  Inc........................        33
                                               --------
Cosmetics & Toiletries (1.5%):
          800   Colgate-Palmolive Co.........        63
          800   International Flavors &
                  Fragrances, Inc............        34
                                               --------
                                                     97
                                               --------
Defense (1.0%):
        1,300   Raytheon Co..................        63
                                               --------

                                   Continued

                                      LOGO
                                       63
LOGO                                                 INCOME & GROWTH FUND

                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amounts)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------   -----------------------------  ---------
COMMON STOCKS, CONTINUED:
Electrical Equipment (7.7%):
        1,600   AMP, Inc.....................  $     62
          800   Duracell International,
                  Inc........................        36
          800   Emerson Electric Co..........        67
        2,100   General Electric Co..........       173
        1,600   Intel Corp...................       120
          900   Thomas & Betts Corp..........        33
                                               --------
                                                    491
                                               --------
Electronics (1.7%):
        2,000   Motorola, Inc................       108
                                               --------
Electronic Instruments (0.8%):
        1,200   Texas Instruments, Inc.......        52
                                               --------
Environment Services (0.7%):
        1,900   Browning-Ferris Industries,
                  Inc........................        43
                                               --------
Financial Services (2.0%):
        1,900   American General Corp........        66
        2,000   Federal National Mortgage
                  Assoc......................        64
                                               --------
                                                    130
                                               --------
Food & Related (2.7%):
        1,000   General Mills, Inc...........        54
        1,900   H. J. Heinz Co...............        63
          300   Hershey Foods Corp...........        25
          500   Ralston-Purina Co............        31
                                               --------
                                                    173
                                               --------
Forest & Paper Products (3.0%):
        1,000   Georgia-Pacific Corp.........        75
          800   International Paper Co.......        30
          400   Kimberly Clark Corp..........        31
        1,300   Weyerhaeuser Co..............        54
                                               --------
                                                    190
                                               --------
    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------   -----------------------------  ---------
COMMON STOCKS, CONTINUED:
Health Care--General (1.9%):
          600   Bristol-Myers Squibb Co......  $     52
        1,400   Johnson & Johnson............        67
                                               --------
                                                    119
                                               --------
Hospital Supply & Management (0.8%):
        1,000   Columbia/HCA Healthcare
                  Corp.......................        51
                                               --------
Household--General Products (1.0%):
        2,300   Rubbermaid, Inc..............        66
                                               --------
Insurance--Life (0.5%):
          575   Jefferson Pilot Corp.........        30
                                               --------
Insurance--Multiline (1.8%):
          756   Allstate Corp................        34
          900   Marsh & McLennan Cos.,
                  Inc........................        81
                                               --------
                                                    115
                                               --------
Insurance--Property & Casualty (1.6%):
          300   General Re Corp..............        44
          600   Hartford Steam Boiler
                  Inspection & Insurance
                  Co.........................        26
          600   St. Paul Cos., Inc...........        31
                                               --------
                                                    101
                                               --------
Machinery & Equipment (1.5%):
          800   Ingersoll-Rand Co............        34
        1,400   Snap-On, Inc.................        62
                                               --------
                                                     96
                                               --------
Manufacturing (0.7%):
          155   Imation Corp. (b)............         3
          700   Service Corp.
                  International..............        39
                                               --------
                                                     42
                                               --------
Medical Equipment & Supplies (0.8%):
        1,300   Baxter International, Inc....        54
                                               --------

                                   Continued

                                      LOGO

                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amounts)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------   -----------------------------  ---------
COMMON STOCKS, CONTINUED:
Motor Vehicle Parts (1.6%):
          850   Genuine Parts Co.............  $     36
        1,900   Ford Motor Co................        62
                                               --------
                                                     98
                                               --------
Multiple Industry (3.1%):
        2,700   Corning, Inc.................        99
        1,550   Minnesota Mining &
                  Manufacturing Co...........       101
                                               --------
                                                    200
                                               --------
Petroleum--Domestic (1.5%):
          300   Atlantic Richfield Co........        35
        1,600   Phillips Petroleum Co........        63
                                               --------
                                                     98
                                               --------
Petroleum--Internationals (5.8%):
        1,400   Amoco Corp...................        94
        1,600   Chevron Corp.................        92
          800   Exxon Corp...................        66
          600   Mobil Corp...................        66
          600   Texaco, Inc..................        51
                                               --------
                                                    369
                                               --------
Petroleum--Services (1.5%):
        2,300   Baker Hughes, Inc............        68
          500   Halliburton Co...............        26
                                               --------
                                                     94
                                               --------
Pharmaceuticals (4.6%):
          700   Abbott Laboratories..........        31
          900   Merck & Co...................        58
        1,200   Pacific Enterprises..........        35
        1,000   Pfizer, Inc..................        70
          600   Schering-Plough Corp.........        33
        1,200   Warner-Lambert Co............        65
                                               --------
                                                    292
                                               --------

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------   -----------------------------  ---------
COMMON STOCKS, CONTINUED:
Photographic Equipment (0.3%):
          300   Eastman Kodak Co.............  $     22
                                               --------
Publishing (1.1%):
        1,100   Gannett Co., Inc.............        72
                                               --------
Railroad (1.8%):
          700   Burlington Northern Santa
                  Fe.........................        55
          900   Union Pacific Corp...........        62
                                               --------
                                                    117
                                               --------
Restaurants (0.4%):
        1,900   Brinker International, Inc.
                  (b)........................        25
                                               --------
Retail--General Merchandise (2.2%):
        1,300   J.C. Penney, Inc.............        65
          600   Sears Roebuck & Co...........        24
        2,200   Wal-Mart Stores, Inc.........        53
                                               --------
                                                    142
                                               --------
Retail--Specialty Stores (1.0%):
        1,600   Albany International, Class
                  A..........................        30
          700   Home Depot, Inc..............        35
                                               --------
                                                     65
                                               --------
Telecommunications (7.1%):
        1,800   AT&T Corp....................        94
        3,200   AirTouch Telecommunications
                  (b)........................        88
        1,100   Ameritech Corp...............        61
        1,600   BellSouth Corp...............        66
        1,500   General Telephone Electric
                  Corp. (b)..................        62

                                   Continued

                                      LOGO

                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amounts)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------   -----------------------------  ---------
COMMON STOCKS, CONTINUED:
Telecommunications, continued:
          100   Lucent Technologies, Inc.....  $      4
        1,000   MCI Telecommunications
                  Corp.......................        25
        1,800   U.S. West, Inc...............        55
                                               --------
                                                    455
                                               --------
Telecommunications--Equipment (0.6%):
          700   DSC Communications Corp.
                  (b)........................        21
        1,200   Network Equipment
                  Technologies (b)...........        16
                                               --------
                                                     37
                                               --------
Tobacco (2.1%):
          700   Phillip Morris Co., Inc......        73
        1,900   UST, Inc.....................        63
                                               --------
                                                    136
                                               --------
Tools (0.5%):
        1,200   Stanley Works................        34
                                               --------
Toys (0.4%):
        1,125   Mattel, Inc..................        28
                                               --------
Utilities--Electric (4.7%):
        1,400   FPL Group, Inc...............        64
        2,600   PacifiCorp...................        54

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------   -----------------------------  ---------
COMMON STOCKS, CONTINUED:
Utilities--Electric, continued:
        2,600   Potomac Electric Power Co.
                  (b)........................  $     63
        2,100   Public Service Enterprise
                  Group, Inc.................        55
        1,600   Texas Utilities Co...........        67
                                               --------
                                                    303
                                               --------
Utilities--Gas & Pipeline (1.0%):
          800   Consolidated Natural Gas
                  Co.........................        40
          500   Tenneco, Inc.................        25
                                               --------
                                                     65
                                               --------
   Total Common Stocks                            6,022
                                               --------
   Total Investments, at value                    6,022
                                               --------
REPURCHASE AGREEMENTS (6.0%):
    $ 386,342   First Boston, 5.62%, 8/1/96
                  (Collateralized by 303 U.S.
                  Treasury Bonds, 9.88%,
                  11/15/15, market
                  value--$396)...............       386
                                               --------
   Total Repurchase Agreements                      386
                                               --------
   Total (Cost--$5,355)(a)                     $  6,408
                                               ========

------------
Percentages indicated are based on net assets of $6,407.

(a)  Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $5 (amount in thousands). Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
                Unrealized appreciation...................................................    1,162
                Unrealized depreciation...................................................     (114)
                                                                                             ------
                Net unrealized appreciation...............................................    1,048
                                                                                             ======
(b)  Represents non-income producing securities.

                       See notes to financial statements.

                                      LOGO

                                 JULY 31, 1996

1. ORGANIZATION:

    The HighMark Group (the "Group") was organized on March 10, 1987 and is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

    The Group is authorized to issue an unlimited number of shares which are units of beneficial interest without par value. The Group presently offers shares in the Diversified Obligations Fund, the U.S. Government Obligations Fund, the 100% U.S. Treasury Obligations Fund, the California Tax-Free Fund, the Tax-Free Fund, the Bond Fund, the Government Bond Fund, the Income Equity Fund, the Balanced Fund, the Growth Fund and the Income & Growth Fund (collectively, "the Funds" and individually, "a Fund"). Sales of shares may be made to customers of Union Bank of California, NA ("Union Bank of California") and to its affiliates, to all accounts of its correspondent banks, to institutional investors, and to the general public. MERUS-UCA Capital Management, ("MERUS-UCA"), a division of Union Bank of California, serves as investment adviser to the Group.

    The investment objective of the Diversified Obligations Fund, the U.S. Government Obligations Fund, and the 100% U.S. Treasury Obligations Fund is to seek current income with liquidity and stability of principal. The Diversified Obligations Fund invests in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, and additionally invests in other high-quality money market instruments and other unrated instruments deemed to be of comparable high quality by the investment adviser pursuant to guidelines established by the Group's Board of Trustees. Some of the obligations and money market instruments in which the Diversified Obligations Fund invests may be subject to repurchase agreements. The U.S. Government Obligations Fund invests in obligations issued or guaranteed by the U.S. Treasury, and additionally invests in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Some of the obligations in which the U.S. Government Obligations Fund invests may be subject to repurchase agreements. The 100% U.S. Treasury Obligations Fund invests exclusively in direct U.S. Treasury obligations guaranteed as to timely payment of principal and interest by the full faith and credit of the U.S. Treasury. The California Tax-Free Fund's investment objective is to seek as high a level of current interest income free from federal income tax and California personal income tax as is consistent with the preservation of capital and relative stability of principal. The Tax-Free Fund's investment objective is to seek as high a level of current interest income free from federal income taxes as is consistent with the preservation of capital and relative stability of principal. The California Tax-Free Fund and the Tax-Free Fund invest primarily in bonds and notes issued by or on behalf of states (primarily, in the case of the California Tax-Free Fund, the State of California), territories and possessions of the United States, and the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions ("Municipal Securities"). The investment objective of the Bond Fund is to seek current income through investments in long-term, fixed-income securities. The

                                   Continued

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                                       67
LOGO                                        NOTES TO FINANCIAL STATEMENTS

                                 JULY 31, 1996

    investment objective of the Government Bond Fund is to seek current income and relative stability of principal through investments in short- to intermediate-term U.S. Government Securities. The investment objective of the Income Equity Fund is to seek investments in equity securities that provide current income through the regular payment of dividends, with the goal that the Fund will have a high current yield and a low level of price volatility. Opportunities for long-term growth of asset value is a secondary consideration. The primary investment objective of the Balanced Fund is to seek total return. Conservation of capital is a secondary objective. The investment objective of the Growth Fund is to seek investments in equity securities that provide opportunity for long-term capital appreciation. The production of current income is an incidental objective. The investment objective of the Income and Growth Fund is to seek current income above the average current income of companies included in the Standard & Poor's 500 Stock Index (the "S&P 500") and to seek total return (dividends plus price appreciation) at least equal to that of the S&P 500 while maintaining lower price volatility than the S&P 500. There can, however, be no assurance that any of the funds' investment objectives will be achieved.

    On December 1, 1990, the Diversified Obligations Fund, the U.S. Government Obligations Fund, the 100% U.S. Treasury Obligations Fund, the California Tax-Free Fund, and the Tax-Free Fund (collectively, "the money market funds") commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" and "Fiduciary" Shares, respectively. On June 20, 1994, the Bond Fund, the Government Bond Fund, the Income Equity Fund, the Balanced Fund, the Growth Fund and the Income & Growth Fund (collectively, "the variable net asset value funds") commenced offering Investor Shares and designated existing shares as Fiduciary Shares. Investor and Fiduciary Shares represent interests in the same portfolio investments of a Fund and are identical in all respects except that Investor Shares bear the expense, if any, of the distribution fee under the Group's Distribution Plan (the "Distribution Plan"), which will cause the Investor Shares to have a higher expense ratio and to pay lower dividends than Fiduciary Shares. Investor Shares have certain exclusive voting rights with respect to the Distribution Plan.

    In addition, Investor Shares of the variable net asset value funds are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectuses.

2. SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                   Continued

                                      LOGO
                                       68
LOGO                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

   SECURITIES VALUATION:

    Investments in the money market funds are valued at either amortized cost, which approximates market value, or at original cost, which when combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market funds may not a) purchase any instrument with a remaining maturity greater than thirteen months unless such investment is subject to a demand feature, or b) maintain a dollar weighted average portfolio maturity which exceeds 90 days.

    Investments in common stocks and preferred stocks, corporate notes, commercial paper, and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value under the supervision of the Fund's Board of Trustees. The differences between cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

   SECURITIES TRANSACTIONS AND RELATED INCOME:

    Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable for the money market funds, the pro rata amortization of premium. The Funds accrete discounts of securities on the same basis for both financial reporting and federal income tax purposes, with the applicable portion of market discount recognized as ordinary income upon disposition or maturity. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   REPURCHASE AGREEMENTS:

    The Funds may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, which MERUS-UCA deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to pledge securities as collateral pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian in

                                   Continued

                                      LOGO
                                       69
LOGO                             NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

    the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

   DISTRIBUTIONS TO SHAREHOLDERS:

    Distributions from net investment income are declared daily and paid monthly for the money market funds. Distributions from net investment income are declared and paid monthly for the variable net asset value funds. Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

    Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses for income tax purposes.

   FEDERAL INCOME TAXES:

    It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

   OTHER:

    Expenses that are directly related to one of the Funds are charged directly to that Fund and are allocated to each class of shares based on the relative net assets of each class. Other operating expenses of the Group are prorated to the Funds on the basis of relative net assets.

3. PURCHASES AND SALES OF SECURITIES:

    Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 1996 are as follows:

                                                                           PURCHASES           SALES
                                                                          ------------      ------------
         Bond Fund.....................................................   $ 12,838,463      $ 12,390,087
         Government Bond Fund..........................................   $  2,334,192      $  1,857,187
         Income Equity Fund............................................   $120,339,920      $104,047,894
         Balanced Fund.................................................   $ 11,733,334      $  4,060,963
         Growth Fund...................................................   $ 42,228,828      $ 27,423,180
         Income & Growth Fund..........................................   $  2,120,488      $  3,323,657

                                   Continued

                                      LOGO
                                       70
LOGO                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

4. CAPITAL SHARE TRANSACTIONS:

    Transactions in capital shares for the Group for the years ended July 31, 1996 and 1995 were as follows:

                                                                                               U.S. GOVERNMENT OBLIGATIONS
                                                             DIVERSIFIED OBLIGATIONS FUND                  FUND
                                                            ------------------------------    ------------------------------
                                                             YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                            JULY 31, 1996    JULY 31, 1995    JULY 31, 1996    JULY 31, 1995
                                                            -------------    -------------    -------------    -------------
                                                                                  Amounts in Thousands
CAPITAL TRANSACTIONS:
  INVESTOR SHARES:
  Proceeds from shares issued...............................  $ 1,099,638     $   646,263      $   712,337      $   394,176
  Dividends reinvested......................................        7,260           4,895            3,476            1,948
  Shares redeemed...........................................   (1,049,143)       (598,685)        (688,578)        (371,715)
                                                            -------------    -------------    -------------    -------------
  Change in net assets from Investor Share transactions.....  $    57,755     $    52,473      $    27,235      $    24,409
                                                            ============     ============     ============     ============
  FIDUCIARY SHARES:
  Proceeds from shares issued...............................  $   843,405     $   915,980      $ 1,221,391      $ 1,366,450
  Dividends reinvested......................................           66              20               11                2
  Shares redeemed...........................................     (869,182)       (874,436)      (1,229,676)      (1,368,823)
                                                            -------------    -------------    -------------    -------------
  Change in net assets from Fiduciary Share transactions....  $   (25,711)    $    41,564      $    (8,274)     $    (2,371)
                                                            ============     ============     ============     ============
SHARE TRANSACTIONS:
  INVESTOR SHARES:
  Issued....................................................    1,099,638         646,263          712,337          394,176
  Reinvested................................................        7,260           4,895            3,476            1,948
  Redeemed..................................................   (1,049,143)       (598,685)        (688,578)        (371,715)
                                                            -------------    -------------    -------------    -------------
  Change in Investor Shares.................................       57,755          52,473           27,235           24,409
                                                            ============     ============     ============     ============
  FIDUCIARY SHARES:
  Issued....................................................      843,405         915,980        1,221,391        1,366,450
  Reinvested................................................           66              20               11                2
  Redeemed..................................................     (869,182)       (874,436)      (1,229,676)      (1,368,823)
                                                            -------------    -------------    -------------    -------------
  Change in Fiduciary Shares................................      (25,711)         41,564           (8,274)          (2,371)
                                                            ============     ============     ============     ============

                                   Continued

                                      LOGO
                                       71
LOGO                             NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

                                     100% U.S. TREASURY                    CALIFORNIA
                                      OBLIGATIONS FUND                   TAX-FREE FUND                     TAX-FREE FUND
                               ------------------------------    ------------------------------    ------------------------------
                                YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                               JULY 31, 1996    JULY 31, 1995    JULY 31, 1996    JULY 31, 1995    JULY 31, 1996    JULY 31, 1995
                               -------------    -------------    -------------    -------------    -------------    -------------
                                                                      Amounts in Thousands
CAPITAL TRANSACTIONS:
  INVESTOR SHARES:
  Proceeds from shares
    issued.....................   $ 463,343       $ 310,873        $ 120,369        $  99,160        $  36,847        $  44,420
  Dividends reinvested.........       4,526           2,090            1,419            1,027              402              412
  Shares redeemed..............    (455,887)       (263,475)        (108,705)         (91,159)         (33,803)         (52,158)
                               -------------    -------------    -------------    -------------    -------------    -------------
  Change in net assets from
    Investor Share
    transactions...............   $  11,982       $  49,488        $  13,083        $   9,028        $   3,446        $  (7,326)
                               ============     ============     ============     ============     ============     ============
  FIDUCIARY SHARES:
  Proceeds from shares
    issued.....................   $ 541,337       $ 425,795        $ 223,524        $ 255,654        $  95,373        $ 112,554
  Dividends reinvested.........          45              16                6                8               17               17
  Shares redeemed..............    (558,614)       (395,970)        (230,920)        (264,895)         (98,094)        (112,034)
                               -------------    -------------    -------------    -------------    -------------    -------------
  Change in net assets from
    Fiduciary Share
    transactions...............   $ (17,232)      $  29,841        $  (7,390)       $  (9,233)       $  (2,704)       $     537
                               ============     ============     ============     ============     ============     ============
SHARE TRANSACTIONS:
  INVESTOR SHARES:
  Issued.......................     463,343         310,873          120,369           99,160           36,847           44,420
  Reinvested...................       4,526           2,090            1,419            1,027              402              412
  Redeemed.....................    (455,887)       (263,475)        (108,705)         (91,159)         (33,803)         (52,158)
                               -------------    -------------    -------------    -------------    -------------    -------------
  Change in Investor Shares....      11,982          49,488           13,083            9,028            3,446           (7,326)
                               ============     ============     ============     ============     ============     ============
  FIDUCIARY SHARES:
  Issued.......................     541,337         425,795          223,524          255,654           95,373          112,554
  Reinvested...................          45              16                6                8               17               17
  Redeemed.....................    (558,614)       (395,970)        (230,920)        (264,895)         (98,094)        (112,034)
                               -------------    -------------    -------------    -------------    -------------    -------------
  Change in Fiduciary Shares...     (17,232)         29,841           (7,390)          (9,233)          (2,704)             537
                               ============     ============     ============     ============     ============     ============

                                   Continued

                                      LOGO
                                       72
LOGO                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

                                         BOND FUND                    GOVERNMENT BOND FUND               INCOME EQUITY FUND
                               ------------------------------    ------------------------------    ------------------------------
                                YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                               JULY 31, 1996    JULY 31, 1995    JULY 31, 1996    JULY 31, 1995    JULY 31, 1996    JULY 31, 1995
                               -------------    -------------    -------------    -------------    -------------    -------------
                                                                      Amounts in Thousands
CAPITAL TRANSACTIONS:
  INVESTOR SHARES:
  Proceeds from shares
    issued.....................   $     754       $     626        $   1,055        $      97        $  10,342        $   4,131
  Dividends reinvested.........          60              14               47                2              501               52
  Shares redeemed..............        (177)           (113)             (33)             (32)          (5,008)            (506)
                               -------------    -------------    -------------    -------------    -------------    -------------
  Change in net assets from
    Investor Share
    transactions...............   $     637       $     527        $   1,069        $      67        $   5,835        $   3,677
                               ============     ============     ============     ============     ============     ============
  FIDUCIARY SHARES:
  Proceeds from shares
    issued.....................   $  14,876       $  10,767        $     297        $   1,279        $  52,940        $  31,913
  Dividends reinvested.........       2,983           3,111              219              295           16,994           13,482
  Shares redeemed..............     (16,414)        (19,821)          (1,002)          (2,852)         (49,911)         (56,293)
                               -------------    -------------    -------------    -------------    -------------    -------------
  Change in net assets from
    Fiduciary Share
    transactions...............   $   1,445       $  (5,943)       $    (486)       $  (1,278)       $  20,023        $ (10,898)
                               ============     ============     ============     ============     ============     ============
SHARE TRANSACTIONS:
  INVESTOR SHARES:
  Issued.......................          71              63              110               11              721              331
  Reinvested...................           6               1                5               --               35                5
  Redeemed.....................         (17)            (11)              (3)              (4)            (344)             (40)
                               -------------    -------------    -------------    -------------    -------------    -------------
  Change in Investor Shares....          60              53              112                7              412              296
                               ============     ============     ============     ============     ============     ============
  FIDUCIARY SHARES:
  Issued.......................       1,421           1,074               32              137            3,719            2,625
  Reinvested...................         284             311               22               32            1,200            1,154
  Redeemed.....................      (1,563)         (1,974)            (104)            (305)          (3,529)          (4,658)
                               -------------    -------------    -------------    -------------    -------------    -------------
  Change in Fiduciary Shares...         142            (589)             (50)            (136)           1,390             (879)
                               ============     ============     ============     ============     ============     ============

                                   Continued

                                      LOGO
                                       73
LOGO                             NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

                                       BALANCED FUND                      GROWTH FUND                   INCOME & GROWTH FUND
                               ------------------------------    ------------------------------    ------------------------------
                                YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                               JULY 31, 1996    JULY 31, 1995    JULY 31, 1996    JULY 31, 1995    JULY 31, 1996    JULY 31, 1995
                               -------------    -------------    -------------    -------------    -------------    -------------
                                                                      Amounts in Thousands
CAPITAL TRANSACTIONS:
  INVESTOR SHARES:
  Proceeds from shares
    issued.....................   $     526       $     480        $   1,796        $   1,230        $     213        $     205
  Dividends reinvested.........          22               2              107                5               17                1
  Shares redeemed..............        (358)            (20)            (370)            (144)             (66)              --
                               -------------    -------------    -------------    -------------    -------------    -------------
  Change in net assets from
    Investor Share
    transactions...............   $     190       $     462        $   1,533        $   1,091        $     164        $     206
                               ============     ============     ============     ============     ============     ============
  FIDUCIARY SHARES:
  Proceeds from shares
    issued.....................   $  15,314       $   9,876        $  17,443        $   8,497        $   2,710        $   1,566
  Dividends reinvested.........       1,150             984            1,858              498              417              126
  Shares redeemed..............      (9,046)         (9,570)          (4,577)          (3,450)          (4,124)            (788)
                               -------------    -------------    -------------    -------------    -------------    -------------
  Change in net assets from
    Fiduciary Share
    transactions...............   $   7,418       $   1,290        $  14,724        $   5,545        $    (997)       $     904
                               ============     ============     ============     ============     ============     ============
SHARE TRANSACTIONS:
  INVESTOR SHARES:
  Issued.......................          46              45              143              115               17               18
  Reinvested...................           2              --                9                1                1               --
  Redeemed.....................         (31)             (2)             (29)             (13)              (5)              --
                               -------------    -------------    -------------    -------------    -------------    -------------
  Change in Investor Shares....          17              43              123              103               13               18
                               ============     ============     ============     ============     ============     ============
  FIDUCIARY SHARES:
  Issued.......................       1,321             976            1,397              836              220              150
  Reinvested...................         100              99              154               50               35               12
  Redeemed.....................        (789)           (964)            (365)            (334)            (343)             (73)
                               -------------    -------------    -------------    -------------    -------------    -------------
  Change in Fiduciary Shares...         632             111            1,186              552              (88)              89
                               ============     ============     ============     ============     ============     ============

                                   Continued

                                      LOGO
                                       74
LOGO                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

5. RELATED PARTY TRANSACTIONS:

    Investment advisory services are provided to the Group by MERUS-UCA. Under the terms of the investment advisory agreement, Union Bank of California, of which MERUS-UCA is a division, is entitled to receive fees based on a percentage of the average net assets of each of the Funds. Union Bank of California also serves as custodian, sub-transfer agent and sub-administrator for the Group.

    BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc.

    BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Group as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS' fees are computed daily as a percentage of the average net assets of the Funds. BISYS also serves as the Group's distributor. As distributor, BISYS is entitled to receive fees from the Funds for providing distribution services. For the year ended July 31, 1996, BISYS received $212,765 for commissions earned on sales of shares of the Group's variable net asset value funds, of which $23,664 was reallowed to affiliated parties. BISYS Ohio, serves the Group as transfer agent and mutual fund accountant. Transfer agent fees are computed on a sliding scale, based upon the number of shareholders.

    The Group has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act pursuant to which each Fund may pay the Distributor as compensation for its services in connection with the Distribution Plan a distribution fee, computed daily and paid monthly, at a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to the Funds' Investor Shares. A Fund's Fiduciary Shares are not subject to the Distribution Plan or a distribution fee. The Distributor has agreed to voluntarily reduce payments to be received pursuant to the Distribution Plan with respect to a money market fund to the extent necessary to ensure that such payments do not exceed the income attributable to such Fund's shares on any day.

    The Group has also adopted a Shareholder Services Plan permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers who are Fund shareholders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of each Fund's average daily net assets.

    Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios. Such fees are permanently waived.

                                   Continued

                                      LOGO
                                       75
LOGO                             NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

    Information regarding these transactions is as follows for the year ended July 31, 1996: (amounts in thousands)

                                              DIVERSIFIED              U.S. GOVERNMENT          100% U.S. TREASURY
                                           OBLIGATIONS FUND           OBLIGATIONS FUND           OBLIGATIONS FUND
                                        -----------------------    -----------------------    -----------------------
INVESTMENT ADVISORY FEES:
Annual fee (percentage of
  average net assets)................    0.40% 1st $500 million     0.40% 1st $500 million     0.40% 1st $500 million
                                        0.35% next $500 million    0.35% next $500 million    0.35% next $500 million
                                                0.30% remaining            0.30% remaining            0.30% remaining
ADMINISTRATION FEES:
Annual fee (percentage of
  average net assets)................             0.20%                      0.20%                      0.20%
DISTRIBUTION FEES (INVESTOR SHARES):
Annual fee before voluntary
  fee reductions (percentage of
  average net assets)................             0.25%                      0.25%                      0.25%
Voluntary fee reductions.............            $ 395                      $ 179                      $ 267
SHAREHOLDER SERVICES FEES:
Annual fee before voluntary
  fee reductions (percentage of
  average net assets)................             0.25%                      0.25%                      0.25%
Voluntary fee reductions.............            $ 932                      $ 560                      $ 711
CUSTODIAN FEES: (percentage of
  average net assets)                    0.02% (minimum $2,500)     0.02% (minimum $2,500)     0.02% (minimum $2,500)
ACCOUNTING FEES: (percentage of
  average net assets)                   0.03% (minimum $40,000)    0.03% (minimum $40,000)    0.03% (minimum $40,000)

                                   Continued

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                                       76
LOGO                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

                                                                        CALIFORNIA
                                                                       TAX-FREE FUND              TAX-FREE FUND
                                                                  -----------------------    -----------------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets)...........................    0.40% 1st $500 million     0.40% 1st $500 million
                                                                  0.35% next $500 million    0.35% next $500 million
                                                                          0.30% remaining            0.30% remaining
Voluntary fee reductions.......................................            $ 266                      $  24
ADMINISTRATION FEES:
Annual fee (percentage of average net assets)..................             0.20%                      0.20%
Voluntary fee reductions.......................................            $  77                      $  46
DISTRIBUTION FEES (INVESTOR SHARES):
Annual fee before voluntary fee reductions
  (percentage of average net assets)...........................             0.25%                      0.25%
Voluntary fee reductions.......................................            $ 122                      $  36
SHAREHOLDER SERVICES FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets)...........................             0.25%                      0.25%
Voluntary fee reductions.......................................            $ 359                      $ 101
CUSTODIAN FEES: (percentage of average net assets)                 0.02% (minimum $2,500)     0.02% (minimum $2,500)
ACCOUNTING FEES: (percentage of average net assets)               0.03% (minimum $40,000)    0.03% (minimum $40,000)

                                   Continued

                                      LOGO
                                       77
LOGO                             NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

                                               BOND FUND            GOVERNMENT BOND FUND        INCOME EQUITY FUND
                                        -----------------------    -----------------------    -----------------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)................     1.00% 1st $40 million      1.00% 1st $40 million      1.00% 1st $40 million
                                                0.60% remaining            0.60% remaining            0.60% remaining
Voluntary fee reductions.............            $ 257                      $  43                      $  33
ADMINISTRATION FEES:
Annual fee (percentage of
  average net assets)................             0.20%                      0.20%                      0.20%
Voluntary fee reductions.............            $  43                      $   9                         --
DISTRIBUTION FEES (INVESTOR SHARES):
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)................             0.25%                      0.25%                      0.25%
Voluntary fee reductions.............            $   2                      $   2                      $  20
SHAREHOLDER SERVICES FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)................             0.25%                      0.25%                      0.25%
Voluntary fee reductions.............            $ 143                      $  10                      $ 613
CUSTODIAN FEES: (percentage of
  average net assets)                    0.02% (minimum $2,500)     0.02% (minimum $2,500)     0.02% (minimum $2,500)
Voluntary fee reductions                                                    $  23
ACCOUNTING FEES: (percentage of
  average net assets)                   0.03% (minimum $40,000)    0.03% (minimum $40,000)    0.03% (minimum $40,000)

                                   Continued

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                                       78
LOGO                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

                                             BALANCED FUND               GROWTH FUND           INCOME & GROWTH FUND
                                        -----------------------    -----------------------    -----------------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)................     1.00% 1st $40 million      1.00% 1st $40 million      1.00% 1st $40 million
                                                0.60% remaining            0.60% remaining            0.60% remaining
Voluntary fee reductions.............            $ 161                      $ 182                      $  62
ADMINISTRATION FEES:
Annual fee (percentage of
  average net assets)................             0.20%                      0.20%                      0.20%
Voluntary fee reductions.............               --                         --                      $  12
DISTRIBUTION FEES (INVESTOR SHARES):
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)................             0.25%                      0.25%                      0.25%
Voluntary fee reductions.............            $   2                      $   5                      $   1
SHAREHOLDER SERVICES FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)................             0.25%                      0.25%                      0.25%
Voluntary fee reductions.............            $  82                      $  87                      $  14
CUSTODIAN FEES: (percentage of
  average net assets)                    0.02% (minimum $2,500)     0.02% (minimum $2,500)     0.02% (minimum $2,500)
Voluntary fee reductions.............            $  29                      $  40                      $  30
ACCOUNTING FEES: (percentage of
  average net assets)                   0.03% (minimum $40,000)    0.03% (minimum $40,000)    0.03% (minimum $40,000)
Voluntary fee reductions.............            $  19                      $  19                         --

                                   Continued

                                      LOGO
                                       79
LOGO                             NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

6. CONCENTRATION OF CREDIT RISK:

    The California Tax-Free Fund invests substantially all of its assets in a diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of California, its municipalities, counties, and other taxing districts. The issuers' abilities to meet their obligations may be affected by domestic and foreign or California economic, regional and political developments.

    At July 31, 1996, The California Tax-Free Fund had the following concentrations by industry sector (as a percentage of total investments):

                                          TAX-EXEMPT                                  CALIFORNIA
                                        INDUSTRY CLASS                               TAX-FREE FUND
             ---------------------------------------------------------------------   -------------
             Utilities -- Electric................................................        23.2%
             Housing..............................................................        22.1%
             Hospitals............................................................        20.7%
             Pollution Control....................................................        10.6%
             Governments..........................................................         8.2%
             Money Markets........................................................         7.8%
             Utilities -- Water & Sewer...........................................         4.2%
             Transportation & Shipping............................................         3.2%
                                                                                        ------
                                                                                         100.0%

7. ELIGIBLE DISTRIBUTIONS (UNAUDITED):

    The Group designates the following eligible distributions for the dividends received deduction for corporations for the Fund's taxable year ended July 31, 1996:

                                                      INCOME        BALANCED     GROWTH      INCOME &
                                                    EQUITY FUND       FUND        FUND      GROWTH FUND
                                                    -----------     --------     ------     -----------
             Dividend Income (in thousands)......     $ 9.943        $  549      $ 607        $   163
             Dividend Income Per Share...........     $ 0.402        $0.142      $0.107       $ 0.221

                                   Continued

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                                       80
LOGO                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

8. EXEMPT-INTEREST INCOME DESIGNATION (UNAUDITED):

    The Group designates the following exempt-interest dividends for the Fund's taxable year ended July 31, 1996.

                                                                     CALIFORNIA
                                                                    TAX-FREE FUND      TAX-FREE FUND
                                                                    -------------      -------------
             Exempt-interest dividends...........................      $ 5.255            $ 1.537
             Exempt-interest dividends per share.................        0.028              0.028

    The following information indicates by state the percentage of income earned by the California Tax-Free Fund and the Tax-Free Fund for the year ended July 31, 1996:

                                                                     CALIFORNIA
                                                                    TAX-FREE FUND      TAX-FREE FUND
                                                                    -------------      -------------
             Alaska..............................................                            2.6%
             Arizona.............................................                            3.4
             California..........................................       100.0%              21.0
             Colorado............................................                            2.6
             Florida.............................................                            6.5
             Hawaii..............................................                            3.0
             Illinois............................................                            4.6
             Indiana.............................................                            4.9
             Kentucky............................................                            3.1
             Louisiana...........................................                            4.1
             Michigan............................................                            3.8
             Minnesota...........................................                            0.2
             Missouri............................................                            2.8
             Nevada..............................................                            4.7
             New Mexico..........................................                            4.2
             New York............................................                            4.4
             Oregon..............................................                            1.9
             Pennsylvania........................................                            0.5
             Rhode Island........................................                            1.3
             Texas...............................................                            1.2
             Utah................................................                            2.3
             Virginia............................................                           10.3
             Wyoming.............................................                            1.3
             Other Territories...................................                            5.3
                                                                       ------             ------
                                                                        100.0%             100.0%
                                                                    ==============     ==============

                                   Continued

                                      LOGO
                                       81
LOGO                             NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

    For the year ended July 31, 1996, 18.9% of the income earned by the Tax-Free Fund and 16.9% of the income earned by the California Tax-Free Fund may be subject to the alternative minimum tax.

    For California residents, 100.0% of the income earned by the California Tax-Free Fund for the year ended July 31, 1996 is designated as tax-exempt income.

    The following information indicates by type the percentage of income earned by the 100% U.S. Treasury Obligations Fund for the year ended July 31, 1996:

                                                                                100% U.S. TREASURY
                                           TYPE                                  OBLIGATIONS FUND
             ----------------------------------------------------------------   ------------------
             Federal obligations (such as U.S. Treasury bills, notes,
               bonds)........................................................          100.0%
                                                                                ===================

    For California residents, the 100% U.S. Treasury Obligations Fund met the quarterly diversification tests for each fiscal quarter ended during the year ended July 31, 1996. In addition, for California residents, 100% of the income earned by the 100% U.S. Treasury Obligations Fund for the year ended July 31, 1996 is designated as tax-exempt income.

    Please consult your tax advisor for the proper treatment of the information reflected in Notes 7 and 8.

9. FEDERAL INCOME TAXES:

    For federal income tax purposes, the following funds have capital loss carryforwards as of July 31, 1996, which are available to offset future capital gains, if any:

                                                                               AMOUNT        EXPIRES
                                                                             ----------      -------
             Diversified Obligations Fund.................................   $  341,422        2001
                                                                                 29,246        2002
             U.S. Government Obligations Fund.............................      174,662        2001
             100% U.S. Treasury Obligations Fund..........................        6,637        2004
             California Tax-Free Fund.....................................       24,741        2002
                                                                                 22,777        2003
             Tax-Free Fund................................................        9,016        2002
                                                                                 13,234        2003
             Bond Fund....................................................    2,766,351        2003
                                                                                 54,397        2004
             Government Bond Fund.........................................      243,536        2002
                                                                                 55,189        2003
                                                                                 10,219        2004

                                      LOGO
                                       82
LOGO                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                              FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED JULY 31,
                 ----------------------------------------------------------------------------------------------------------------
                         1996                   1995                   1994                   1993                   1992
                 --------------------   --------------------   --------------------   --------------------   --------------------
                 INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
NET ASSET
 VALUE,
 BEGINNING OF
 PERIOD.......   $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
INVESTMENT
 ACTIVITIES
 Net
   investment
   income.....      0.049      0.049       0.049      0.049       0.028      0.028       0.027      0.027       0.043      0.043
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
DISTRIBUTIONS
 From net
   investment
   income.....     (0.049)    (0.049 )    (0.049)    (0.049 )    (0.028)    (0.028 )    (0.027)    (0.027 )    (0.043)    (0.043 )
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
NET ASSET
 VALUE, END OF
 PERIOD.......   $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
                 ========== =========== ========== =========== ========== =========== ========== =========== ========== ===========
Total
 Return.......       5.01%      5.01%       4.99%      4.99%       2.88%      2.88%       2.75%      2.75%       4.41%      4.41%
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at
   end of
   period
   (000)......   $185,952   $244,775    $128,191   $270,476    $ 75,725   $228,934    $ 77,589   $254,034    $ 17,600   $337,485
 Ratio of
   expenses to
   average net
   assets.....       0.75%      0.75%       0.74%      0.74%       0.74%      0.74%       0.72%      0.72%       0.72%      0.72%
 Ratio of net
   investment
   income to
   average net
   assets.....       4.89%      4.91%       4.92%      4.88%       2.83%      2.83%       2.72%      2.72%       4.34%      4.34%
 Ratio of
   expenses to
   average net
   assets*....       1.23%      0.99%       1.23%      0.98%       1.14%      0.89%       0.79%      0.73%       0.97%      0.72%
 Ratio of net
   investment
   income to
   average net
   assets*....       4.41%      4.67%       4.43%      4.64%       2.42%      2.67%       2.65%      2.71%       4.09%      4.34%

---------------

*During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                      LOGO
                                       83
LOGO                                         DIVERSIFIED OBLIGATIONS FUND

                              FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED JULY 31,
                 ----------------------------------------------------------------------------------------------------------------
                         1996                   1995                   1994                   1993                   1992
                 --------------------   --------------------   --------------------   --------------------   --------------------
                 INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
NET ASSET
 VALUE,
 BEGINNING OF
 PERIOD.......   $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
INVESTMENT
 ACTIVITIES
 Net
   investment
   income.....      0.048      0.048       0.048      0.048       0.027      0.027       0.027      0.027       0.042      0.042
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
DISTRIBUTIONS
 From net
   investment
   income.....     (0.048)    (0.048 )    (0.048)    (0.048 )    (0.027)    (0.027 )    (0.027)    (0.027 )    (0.042)    (0.042 )
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
NET ASSET
 VALUE, END OF
 PERIOD.......   $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
                 ========== =========== ========== =========== ========== =========== ========== =========== ========== ===========
Total
 Return.......       4.86%      4.88%       4.86%      4.87%       2.74%      2.74%       2.72%      2.72%       4.25%      4.25%
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at
   end of
   period
   (000)......   $ 75,714   $151,483    $ 48,474   $159,747    $ 24,055   $162,094    $ 37,332   $166,182    $ 12,527   $ 94,252
 Ratio of
   expenses to
   average net
   assets.....       0.79%      0.77%       0.78%      0.78%       0.77%      0.78%       0.71%      0.71%       0.73%      0.73%
 Ratio of net
   investment
   income to
   average net
   assets.....       4.77%      4.76%       4.82%      4.76%       2.63%      2.70%       2.67%      2.67%       4.15%      4.15%
 Ratio of
   expenses to
   average net
   assets*....       1.26%      1.00%       1.27%      1.02%       1.17%      0.94%       0.79%      0.74%       0.99%      0.74%
 Ratio of net
   investment
   income to
   average net
   assets*....       4.30%      4.53%       4.33%      4.52%       2.23%      2.54%       2.59%      2.65%       3.89%      4.14%

---------------

*During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                      LOGO
                                       84
LOGO                    U.S. GOVERNMENT OBLIGATIONS FUND

                              FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED JULY 31,
                 ----------------------------------------------------------------------------------------------------------------
                         1996                   1995                   1994                   1993                   1992
                 --------------------   --------------------   --------------------   --------------------   --------------------
                 INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
NET ASSET
 VALUE,
 BEGINNING OF
 PERIOD.......   $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
INVESTMENT
 ACTIVITIES
 Net
   investment
   income.....      0.046      0.046       0.046      0.046       0.026      0.026       0.026      0.026       0.040      0.040
 Net realized
   and
   unrealized
   gains on
investments...         --         --          --         --          --         --          --         --       0.001      0.001
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
   Total from
    Investment
  Activities..      0.046      0.046       0.046      0.046       0.026      0.026       0.026      0.026       0.041      0.041
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
DISTRIBUTIONS
 From net
   investment
   income.....     (0.046)    (0.046 )    (0.046)    (0.046 )    (0.026)    (0.026 )    (0.026)    (0.026 )    (0.040)    (0.040 )
 From net
   investment
   income.....         --         --          --         --          --         --          --         --      (0.001)    (0.001 )
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
   Total
   Distributions...   (0.046)   (0.046 )   (0.046)   (0.046 )    (0.026)    (0.026 )    (0.026)    (0.026 )    (0.041)    (0.041 )
                 ========== =========== ========== =========== ========== =========== ========== =========== ========== ===========
NET ASSET
 VALUE, END OF
 PERIOD.......   $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
                 ========== =========== ========== =========== ========== =========== ========== =========== ========== ===========
Total
 Return.......       4.74%      4.74%       4.69%      4.69%       2.68%      2.68%       2.64%      2.64%       4.18%      4.18%
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at
   end of
   period
   (000)......   $100,623   $173,340    $ 88,660   $190,604    $ 39,157   $160,721    $ 32,629   $191,946    $ 11,551   $219,451
 Ratio of
   expenses to
   average net
   assets.....       0.74%      0.74%       0.73%      0.73%       0.74%      0.74%       0.67%      0.67%       0.65%      0.65%
 Ratio of net
   investment
   income to
   average net
   assets.....       4.64%      4.64%       4.68%      4.60%       2.68%      2.63%       2.60%      2.60%       3.99%      3.99%
 Ratio of
   expenses to
   average net
   assets*....       1.23%      0.97%       1.22%      0.97%       1.15%      0.90%       0.75%      0.72%       0.97%      0.72%
 Ratio of net
   investment
   income to
   average net
   assets*....       4.15%      4.41%       4.19%      4.36%       2.27%      2.48%       2.52%      2.55%       3.67%      3.92%

---------------

*During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                      LOGO
                                       85
LOGO                                  100% U.S. TREASURY OBLIGATIONS FUND

                              FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED JULY 31,
                 ----------------------------------------------------------------------------------------------------------------
                         1996                   1995                   1994                   1993                   1992
                 --------------------   --------------------   --------------------   --------------------   --------------------
                 INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
NET ASSET
 VALUE,
 BEGINNING OF
 PERIOD.......   $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
INVESTMENT
 ACTIVITIES
 Net
   investment
   income.....      0.029      0.029       0.031      0.031       0.020      0.020       0.021      0.021       0.032      0.032
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
DISTRIBUTIONS
 From net
   investment
   income.....     (0.029)    (0.029 )    (0.031)    (0.031 )    (0.020)    (0.020 )    (0.021)    (0.021 )    (0.032)    (0.032 )
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
NET ASSET
 VALUE, END OF
 PERIOD.......   $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
                 ========== =========== ========== =========== ========== =========== ========== =========== ========== ===========
Total
 Return.......       2.91%      2.91%       3.16%      3.16%       1.99%      1.99%       2.13%      2.13%       3.20%      3.20%
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at
   end of
   period
   (000)......   $ 53,627   $ 98,352    $ 40,544   $105,742    $ 31,521   $114,993    $ 44,410   $142,939    $  4,609   $116,062
 Ratio of
   expenses to
   average net
   assets.....       0.55%      0.55%       0.50%      0.50%       0.50%      0.50%       0.44%      0.44%       0.54%      0.54%
 Ratio of net
   investment
   income to
   average net
   assets.....       2.89%      2.88%       3.14%      3.11%       1.96%      1.96%       2.08%      2.08%       3.15%      3.15%
 Ratio of
   expenses to
   average net
   assets*....       1.25%      1.00%       1.26%      1.01%       1.18%      0.93%       0.79%      0.73%       0.99%      0.74%
 Ratio of net
   investment
   income to
   average net
   assets*....       2.19%      2.43%       2.38%      2.60%       1.28%      1.53%       1.73%      1.78%       2.70%      2.95%

---------------

*During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                      LOGO
                                       86
LOGO                    CALIFORNIA TAX-FREE FUND

                              FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED JULY 31,
                 ----------------------------------------------------------------------------------------------------------------
                         1996                   1995                   1994                   1993                   1992
                 --------------------   --------------------   --------------------   --------------------   --------------------
                 INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
NET ASSET
 VALUE,
 BEGINNING OF
 PERIOD.......   $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
INVESTMENT
 ACTIVITIES
 Net
   investment
   income.....      0.028      0.028       0.030      0.030       0.019      0.019       0.021      0.021       0.033      0.033
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
DISTRIBUTIONS
 From net
   investment
   income.....     (0.028)    (0.028 )    (0.030)    (0.030 )    (0.019)    (0.019 )    (0.021)    (0.021 )    (0.033)    (0.033 )
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
NET ASSET
 VALUE, END OF
 PERIOD.......   $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
                 ========== =========== ========== =========== ========== =========== ========== =========== ========== ===========
Total
 Return.......       2.87%      2.87%       3.00%      3.00%       1.96%      1.96%       2.16%      2.16%       3.35%      3.35%
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at
   end of
   period
   (000)......   $ 16,148   $ 28,109    $ 12,702   $ 30,813    $ 20,032   $ 30,285    $ 40,010   $ 29,799    $ 23,780   $ 27,136
 Ratio of
   expenses to
   average net
   assets.....       0.77%      0.76%       0.73%      0.73%       0.69%      0.69%       0.53%      0.53%       0.57%      0.57%
 Ratio of net
   investment
   income to
   average net
   assets.....       2.81%      2.86%       2.90%      2.95%       1.93%      1.95%       2.12%      2.12%       3.31%      3.31%
 Ratio of
   expenses to
   average net
   assets*....       1.42%      1.16%       1.39%      1.14%       1.27%      1.02%       0.96%      0.84%       1.09%      0.84%
 Ratio of net
   investment
   income to
   average net
   assets*....       2.16%      2.46%       2.24%      2.54%       1.36%      1.62%       1.69%      1.82%       2.79%      3.05%

---------------

*During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                      LOGO
                                       87
LOGO                                                        TAX-FREE FUND

                              FINANCIAL HIGHLIGHTS

                                                                                  JUNE 20,        YEAR
                                                                                  1994 TO         ENDED
                                 YEAR ENDED                 YEAR ENDED            JULY 31,      JULY 31,      YEAR ENDED JULY 31,
                               JULY 31, 1996              JULY 31, 1995          1994(A)(B)      1994(B)
                           ----------------------     ----------------------     ----------     ---------     -------------------
                           INVESTOR     FIDUCIARY     INVESTOR     FIDUCIARY      INVESTOR      FIDUCIARY      1993        1992
                           --------     ---------     --------     ---------     ----------     ---------     -------     -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $10.29       $ 10.38       $10.04       $ 10.11        $10.12        $ 11.13      $ 11.02     $ 10.29
                           --------     ---------     --------     ---------     ----------     ---------     -------     -------
INVESTMENT ACTIVITIES
 Net investment
   income...............      0.69          0.66         0.66          0.64          0.07           0.63         0.70        0.67
 Net realized and
   unrealized gains
   (losses) on
   investments..........     (0.18)        (0.16)        0.23          0.27         (0.05)         (0.97)        0.35        0.77
                           --------     ---------     --------     ---------     ----------     ---------     -------     -------
   Total from Investment
     Activities.........      0.51          0.50         0.89          0.91          0.02          (0.34)        1.05        1.44
                           --------     ---------     --------     ---------     ----------     ---------     -------     -------
DISTRIBUTIONS
 From net investment
   income...............     (0.65)        (0.65)       (0.64)        (0.64)        (0.10)         (0.63)       (0.70)      (0.67)
 From net realized
   gains................        --            --           --            --            --          (0.01)       (0.24)      (0.04)
 In excess of net
   realized gains.......        --            --           --            --            --          (0.04)          --          --
                           --------     ---------     --------     ---------     ----------     ---------     -------     -------
   Total
     Distributions......     (0.65)        (0.65)       (0.64)        (0.64)        (0.10)         (0.68)       (0.94)      (0.71)
                           --------     ---------     --------     ---------     ----------     ---------     -------     -------
NET ASSET VALUE, END OF
 PERIOD.................    $10.15       $ 10.23       $10.29       $ 10.38        $10.04        $ 10.11      $ 11.13     $ 11.02
                           =========    ===========   =========    ===========   =============== ===========  ========    ========
Total Return (excludes
 sales charges).........      4.95%         4.81%        9.29%         9.43%        (3.81)%(c)     (3.14)%      10.07%      14.43%
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
   period (000).........    $1,157       $60,374       $  558       $59,758        $    7        $64,185      $33,279     $21,651
 Ratio of expenses to
   average net assets...      0.89%         0.89%        0.92%         0.92%         0.99%(d)       0.86%        0.93%       0.91%
 Ratio of net investment
   income to average net
   assets...............      6.10%         6.10%        6.29%         6.35%         5.77%(d)       6.11%        6.41%       6.23%
 Ratio of expenses to
   average net
   assets*..............      1.85%         1.61%        1.89%         1.64%         2.96%(d)       1.37%        1.55%       1.55%
 Ratio of net investment
   income to average net
   assets*..............      5.14%         5.38%        5.32%         5.62%         3.80%(d)       5.60%        5.79%       5.59%
 Portfolio turnover.....     20.65%(e)     20.88%(e)    36.20%(e)     36.20%(e)     44.33%(e)      44.33%(e)    58.81%      79.56%

---------------

(a)  Period from commencement of operations.
(b)  On June 20, 1994, the Bond Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.
(c)  Represents total return for the Fiduciary shares for the period from August 1, 1993 to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.
(d)  Annualized.
(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
     *During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                      LOGO
                                       88
LOGO                    BOND FUND

                              FINANCIAL HIGHLIGHTS

                                                                                                      JUNE 20,       NOVEMBER 14,
                                                                                                       1994 TO         1993 TO
                                                      YEAR ENDED                 YEAR ENDED           JULY 31,         JULY 31,
                                                    JULY 31, 1996              JULY 31, 1995           1994(A)         1994(A)
                                                ----------------------     ----------------------     ---------      ------------
                                                INVESTOR     FIDUCIARY     INVESTOR     FIDUCIARY     INVESTOR        FIDUCIARY
                                                --------     ---------     --------     ---------     ---------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $ 9.43       $  9.50       $ 9.36       $  9.44       $  9.47          $10.00
                                                --------     ---------     --------     ---------     ---------         ------
INVESTMENT ACTIVITIES
 Net investment income.......................      0.62          0.60         0.66          0.60          0.01            0.40
 Net realized and unrealized gains (losses)
   on investments............................     (0.18)        (0.16)        0.01          0.06         (0.02)          (0.56)
                                                --------     ---------     --------     ---------     ---------         ------
                                                --------     ---------     --------     ---------     ---------         ------
DISTRIBUTIONS
 From net investment income..................     (0.59)        (0.59)       (0.60)        (0.60)        (0.10)          (0.40)
                                                --------     ---------     --------     ---------     ---------         ------
NET ASSET VALUE, END OF PERIOD...............    $ 9.28       $  9.35       $ 9.43       $  9.50       $  9.36          $ 9.44
                                                =========    ===========   =========    ===========   ==========     ==============
Total Return (excludes sales charges)........      4.79%         4.75%        7.47%         7.30%        (2.42)%(b)(e)   (1.59)%(e)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)...........    $1,104       $ 3,386       $   68       $ 3,916       $    --          $5,171
 Ratio of expenses to average net assets.....      0.85%         0.85%        0.85%         0.85%         0.87%(c)        0.85%(c)
 Ratio of net investment income to average
   net assets................................      6.22%         6.12%        6.25%         6.32%         4.37%(c)        5.84%(c)
 Ratio of expenses to average net assets*....      4.05%         3.80%        2.54%         2.29%         0.87%(c)        3.09%(c)
 Ratio of net investment income to average
   net assets*...............................      3.02%         3.17%        4.56%         4.88%         4.37%(c)        3.60%(c)
 Portfolio turnover (d)......................     44.72%        44.72%       67.49%        67.49%       176.26%         176.26%

---------------

(a)  Period from commencement of operations. On June 20, 1994, the Government Bond Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.
(b)  Represents total return for the Fiduciary Shares from commencement of operations to June 19, 1994, plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.
(c)  Annualized.
(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Not annualized.
     *During the period, certain fees were voluntarily reduced. In addition, certain expenses were reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                      LOGO
                                       89
LOGO                                                 GOVERNMENT BOND FUND

                              FINANCIAL HIGHLIGHTS

                                                                                 JUNE 20,        YEAR
                                                                                 1994 TO         ENDED
                               YEAR ENDED                  YEAR ENDED            JULY 31,      JULY 31,      YEAR ENDED JULY 31,
                              JULY 31, 1996              JULY 31, 1995          1994(A)(B)      1994(B)
                         -----------------------     ----------------------     ----------     ---------     --------------------
                         INVESTOR      FIDUCIARY     INVESTOR     FIDUCIARY      INVESTOR      FIDUCIARY       1993        1992
                         --------      ---------     --------     ---------     ----------     ---------     --------     -------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD...............   $ 13.03       $  13.00       $11.92      $  11.92        $11.85       $  12.13      $  11.42     $ 10.22
                         --------      ---------     --------     ---------     ----------     ---------     --------     -------
INVESTMENT ACTIVITIES
 Net investment
   income.............      0.42           0.42         0.42          0.44          0.04           0.39          0.38        0.40
 Net realized and
   unrealized gains on
   investments........      1.92           1.93         1.55          1.50          0.08           0.12          0.71        1.20
                         --------      ---------     --------     ---------     ----------     ---------     --------     -------
   Total from
     Investment
     Activities.......      2.34           2.35         1.97          1.94          0.12           0.51          1.09        1.60
                         --------      ---------     --------     ---------     ----------     ---------     --------     -------
DISTRIBUTIONS
 From net investment
   income.............     (0.42 )        (0.42 )      (0.44)        (0.44 )       (0.05)         (0.39 )       (0.38)      (0.40)
 From net realized
   gains..............     (0.66 )        (0.66 )      (0.42)        (0.42 )          --          (0.33 )          --          --
                         --------      ---------     --------     ---------     ----------     ---------     --------     -------
   Total
     Distributions....     (1.08 )        (1.08 )      (0.86)        (0.86 )       (0.05)         (0.72 )       (0.38)      (0.40)
                         --------      ---------     --------     ---------     ----------     ---------     --------     -------
NET ASSET VALUE, END
 OF PERIOD............   $ 14.29       $  14.27       $13.03      $  13.00        $11.92       $  11.92      $  12.13     $ 11.42
                         =========     ===========   =========    ===========   =============== ===========  ==========   ========
Total Return (excludes
 sales charges).......     18.21 %        18.25 %      17.52%        17.26 %        4.23%(c)       4.23 %        9.75%      16.04%
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
   period (000).......   $10,143       $262,660       $3,881      $221,325        $   24       $213,328      $104,840     $74,478
 Ratio of expenses to
   average net
   assets.............      1.03 %         1.03 %       1.06%         1.06 %        1.10%(d)       1.06 %        1.15%       1.16%
 Ratio of net
   investment income
   to average net
   assets.............      2.89 %         2.95 %       3.06%         3.59 %        0.93%(d)       3.29 %        3.27%       3.76%
 Ratio of expenses to
   average net
   assets*............      1.51 %         1.27 %       1.55%         1.30 %        1.33%(d)       1.10 %        1.21%       1.29%
 Ratio of net
   investment income
   to average net
   assets*............      2.41 %         2.71 %       2.57%         3.34 %        0.71%(d)       3.24 %        3.22%       3.64%
 Portfolio turnover...     41.51 %(e)     41.51 %(e)   36.64%(e)     36.64 %(e)    33.82%(e)      33.82 %(e)    29.58%      23.05%

---------------

(a)  Period from commencement of operations.
(b)  On June 20, 1994, the Income Equity Fund commenced offering Investor Shares and designated existing shares as Fiduciary
     Shares.
(c)  Represents total return for the Fiduciary Shares for the period from August 1, 1993 to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.
(d)  Annualized.
(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
     *During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                      LOGO
                                       90
LOGO                    INCOME EQUITY FUND

                              FINANCIAL HIGHLIGHTS

                                                                                                      JUNE 20,       NOVEMBER 14,
                                                                                                       1994 TO         1993 TO
                                                      YEAR ENDED                 YEAR ENDED           JULY 31,         JULY 31,
                                                    JULY 31, 1996              JULY 31, 1995           1994(A)         1994(A)
                                                ----------------------     ----------------------     ---------      ------------
                                                INVESTOR     FIDUCIARY     INVESTOR     FIDUCIARY     INVESTOR        FIDUCIARY
                                                --------     ---------     --------     ---------     ---------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $10.79       $ 10.85       $ 9.71       $  9.76       $  9.71         $  10.00
                                                --------     ---------     --------     ---------     ---------      ------------
INVESTMENT ACTIVITIES
 Net investment income.......................      0.40          0.40         0.43          0.39            --             0.26
 Net realized and unrealized gains (losses)
   on investments............................      0.77          0.79         1.04          1.09          0.06            (0.24)
                                                --------     ---------     --------     ---------     ---------      ------------
   Total from Investment Activities..........      1.17          1.19         1.47          1.48          0.06             0.02
                                                --------     ---------     --------     ---------     ---------      ------------
DISTRIBUTIONS
 From net investment income..................     (0.40)        (0.40)       (0.39)        (0.39)        (0.06)           (0.26)
                                                --------     ---------     --------     ---------     ---------      ------------
NET ASSET VALUE, END OF PERIOD...............    $11.56       $ 11.64       $10.79       $ 10.85       $  9.71         $   9.76(e)
                                                =========    ===========   =========    ===========   ==========     ============
Total Return (excludes sales charges)........     10.94%        11.06%       15.60%        15.62%        (0.25)%(b)       (0.26)%(e)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)...........    $  694       $39,502       $  467       $29,961            --         $ 25,851
 Ratio of expenses to average net assets.....      0.94%         0.94%        0.90%         0.89%           --             0.87%(c)
 Ratio of net investment income to average
   net assets................................      3.48%         3.49%        3.78%         3.93%           --             3.77%(c)
 Ratio of expenses to average net assets*....      2.03%         1.78%        2.05%         1.80%           --             1.79%(c)
 Ratio of net investment income to average
   net assets*...............................      2.39%         2.85%        2.63%         3.02%           --             2.85%(c)
 Portfolio turnover (d)......................     12.84%        12.84%       20.70%        20.70%        44.14%           44.14%

---------------

(a)  Period from commencement of operations. On June 20, 1994, the Balanced Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.
(b)  Represents total return for the Fiduciary Shares from commencement of operations to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.
(c)  Annualized.
(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Not annualized.
     *During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                      LOGO
                                       91
LOGO                                                        BALANCED FUND

                              FINANCIAL HIGHLIGHTS

                                                                                                      JUNE 20,       NOVEMBER 18,
                                                                                                       1994 TO         1993 TO
                                                      YEAR ENDED                 YEAR ENDED           JULY 31,         JULY 31,
                                                    JULY 31, 1996              JULY 31, 1995           1994(A)         1994(A)
                                                ----------------------     ----------------------     ---------      ------------
                                                INVESTOR     FIDUCIARY     INVESTOR     FIDUCIARY     INVESTOR        FIDUCIARY
                                                --------     ---------     --------     ---------     ---------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $11.87       $ 11.87       $ 9.77       $  9.76       $  9.74         $  10.00
                                                --------     ---------     --------     ---------     ---------      ------------
INVESTMENT ACTIVITIES
 Net investment income.......................      0.11          0.12         0.15          0.15            --             0.05
 Net realized and unrealized gains (losses)
   on investments............................      1.38          1.35         2.25          2.26          0.04            (0.24)
                                                --------     ---------     --------     ---------     ---------      ------------
   Total from Investment Activities..........      1.49          1.47         2.40          2.41          0.04            (0.19)
                                                --------     ---------     --------     ---------     ---------      ------------
DISTRIBUTIONS
 From net investment income..................     (0.12)        (0.12)       (0.15)        (0.15)        (0.01)           (0.05)
 From net realized gains.....................     (0.64)        (0.64)       (0.15)        (0.15)           --               --
                                                --------     ---------     --------     ---------     ---------      ------------
   Total Distributions.......................     (0.76)        (0.76)       (0.30)        (0.30)        (0.01)           (0.05)
                                                --------     ---------     --------     ---------     ---------      ------------
NET ASSET VALUE, END OF PERIOD...............    $12.60       $ 12.58        11.87       $ 11.87       $  9.77         $   9.76
                                                =========    ===========   =========    ===========   ==========     ============
Total Return (excludes sales charges)........     12.88%        12.72%       25.10%        25.23%        (1.77)%(b)       (1.87)%(e)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)...........    $2,843       $41,495       $1,218       $25,096            --         $ 15,254
 Ratio of expenses to average net assets.....      0.93%         0.93%        0.84%         0.79%           --             0.77%(c)
 Ratio of net investment income to average
   net assets................................      0.96%         0.98%        1.17%         1.40%           --             0.86%(c)
 Ratio of expenses to average net assets*....      1.91%         1.67%        2.11%         1.92%           --             2.61%(c)
 Ratio of net investment income (loss) to
   average net assets*.......................     (0.02)%        0.23%       (0.10)%        0.26%           --            (0.98)%(c)
 Portfolio turnover (d)......................     78.58%        78.58%       67.91%        67.91%       123.26%          123.26%

---------------

(a)  Period from commencement of operations. On June 20, 1994, the Growth Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.
(b)  Represents total return for the Fiduciary Shares from commencement of operations to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.
(c)  Annualized.
(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Not annualized.
     *During the period, certain fees were voluntarily reduced. In addition, certain expenses were reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                      LOGO
                                       92
LOGO                    GROWTH FUND

                              FINANCIAL HIGHLIGHTS

                                                                                                      JUNE 20,       NOVEMBER 14,
                                                                                                       1994 TO         1993 TO
                                                      YEAR ENDED                 YEAR ENDED           JULY 31,         JULY 31,
                                                    JULY 31, 1996              JULY 31, 1995           1994(A)         1994(A)
                                                ----------------------     ----------------------     ---------      ------------
                                                INVESTOR     FIDUCIARY     INVESTOR     FIDUCIARY     INVESTOR        FIDUCIARY
                                                --------     ---------     --------     ---------     ---------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $11.75       $ 11.74       $ 9.97       $  9.96       $  9.86          $10.00
                                                --------     ---------     --------     ---------     ---------         ------
INVESTMENT ACTIVITIES
 Net investment income.......................      0.22          0.25         0.27          0.25            --            0.20
 Net realized and unrealized gains (losses)
   on investments............................      1.49          1.46         1.76          1.78          0.14           (0.04)
                                                --------     ---------     --------     ---------     ---------         ------
   Total from Investment Activities..........      1.71          1.71         2.03          2.03          0.14            0.16
                                                --------     ---------     --------     ---------     ---------         ------
DISTRIBUTIONS
 From net investment income..................     (0.25)        (0.25)       (0.25)        (0.25)        (0.03)          (0.20)
 From net realized gains.....................     (0.69)        (0.69)          --            --            --              --
                                                --------     ---------     --------     ---------     ---------         ------
   Total Distributions.......................     (0.94)        (0.94)       (0.25)        (0.25)        (0.03)          (0.20)
                                                --------     ---------     --------     ---------     ---------         ------
NET ASSET VALUE, END OF PERIOD...............    $12.52       $ 12.51       $11.75       $ 11.74       $  9.97          $ 9.96
                                                =========    ===========   =========    ===========   ==========     =========
Total Return (excludes sales charges)........     15.02%        15.04%       20.67%        20.68%         1.73%(b)        1.63%(e)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)...........    $  394       $ 6,013       $  215       $ 6,669            --          $4,771
 Ratio of expenses to average net assets.....      0.98%         0.98%        0.97%         0.97%         0.88%(c)        0.95%(c)
 Ratio of net investment income to average
   net assets................................      1.96%         2.00%        2.23%         2.37%         0.88%(c)        2.86%(c)
 Ratio of expenses to average net assets*....      3.52%         3.27%        2.66%         2.41%         0.88%(c)        3.27%(c)
 Ratio of net investment income (loss) to
   average net assets*.......................     (0.58)%       (0.29)%       0.54%         0.93%         0.88%(c)        0.54%(c)
 Portfolio turnover (d)......................     36.64%        36.64%       15.01%        15.01%        97.24%          97.24%
---------------

(a)  Period from commencement of operations. On June 20, 1994, the Income & Growth Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.
(b)  Represents total return for the Fiduciary Shares from commencement of operations to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.
(c)  Annualized.
(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Not annualized.
     *During the period, certain fees were voluntarily reduced. In addition, certain expenses were reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                      LOGO
                                       93
LOGO                                                 INCOME & GROWTH FUND

    On March 11, 1996, a special meeting of the shareholders of the Group was held to consider Proposal 1 -- the approval of a new investment advisory agreement, ratification of the continuation of the sub-administration agreement, ratification of the continuation of the sub-transfer agency agreement, and ratification of the continuation of the custodian agreement, Proposal 2 -- the election of five Trustees, and Proposal 3 -- the ratification of the selection of Deloitte & Touche LLP as the Group's independent certified public accountants.

    Proposal 1 -- The shareholders of the Group were requested to approve a new investment advisory agreement between Union Bank of California and the Group, ratify the continuation of the sub-administration agreement between BISYS and Union Bank of California, ratify the sub-transfer agency agreement between BISYS Ohio and Union Bank of California and ratification of the continuation of the custodian agreement between the Group and Union Bank of California. The Shareholders approved the proposal. The results of the vote were as follows:

VOTES FOR THE      VOTES AGAINST THE
   PROPOSAL            PROPOSAL            ABSTAIN
--------------     -----------------      ----------
   731,393,746          5,804,523          5,354,321

    Proposal 2 -- The shareholders were requested to vote for the election of the group to act as the Board of Trustees of the Group: Thomas L. Braje, David A. Goldfarb, Joseph C. Jaegar, Frederick J. Long and Stephen G. Mintos. The shareholders approved the proposal. The results were as follows:

VOTES FOR THE      VOTES AGAINST THE
   PROPOSAL            PROPOSAL            ABSTAIN
--------------     -----------------      ----------
   688,829,237                 --          4,879,329

    Proposal 3 -- The shareholders of the Group ratified the appointment of Deloitte & Touche LLP as the Group's independent certified public accountants for the fiscal year ended July 31, 1996 as follows:

VOTES FOR THE      VOTES AGAINST THE
   PROPOSAL            PROPOSAL            ABSTAIN
--------------     -----------------      ----------
   680,104,384          5,566,071          6,882,134

                                      LOGO
                                       94
LOGO                    RESULTS OF SPECIAL SHAREHOLDER MEETING (UNAUDITED)

                               [HIGHMARK LOGO]

                                Annual Report

                                July 31, 1996

                             Investment Adviser

                        MERUS-UCA Capital Management,
                A division of Union Bank of California, N.A.
                            400 California Street
                               P.O. Box 45000
                           San Francisco, CA 94104

                                  Custodian

                       Union Bank of California, N.A.
                            400 California Street
                               P.O. Box 45000
                           San Francisco, CA 94104


                         Administrator & Distributor

                             BISYS Fund Services
                              3435 Stelzer Road
                             Columbus, OH 43219

                              Not FDIC Insured